Registration No. 33-31755

811-5880

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 17

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

POST-EFFECTIVE AMENDMENT No. 18

THE GUARDIAN SEPARATE ACCOUNT D

(Exact Name of Registrant)

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

(Name of Depositor)

7 Hanover Square,

New York, New York 10004

(Complete address of depositor’s principal executive offices)

Depositor’s Telephone Number, including Area Code: (212) 598-8359

RICHARD T. POTTER, JR., ESQ.

The Guardian Insurance & Annuity Company, Inc.

7 Hanover Square

New York, New York 10004

(Name and address of agent for service)

Copy to:

STEPHEN E. ROTH, ESQ.

Sutherland, Asbill & Brennan

1275 Pennsylvania Avenue, N.W.

Washington, D.C. 20004

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on May 1, 2005 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	this Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

The Registrant has registered an indefinite number of its securities under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The notice required by such rule for the Registrant’s most recent fiscal year was filed on March 31, 2005.

May 1, 2005

THE GUARDIAN INVESTOR® INDIVIDUAL VARIABLE ANNUITY CONTRACT PROSPECTUS

THIS PROSPECTUS describes two types of Individual Deferred Variable Annuity Contracts, the Single Premium Payment Contract and the Flexible Premium Payment Contract. It contains important information that you should know before investing in the contracts. Please read this prospectus carefully, along with the accompanying fund prospectuses, and keep them for future reference.

The contracts are issued by The Guardian Insurance & Annuity Company, Inc. (GIAC) through its Separate Account D (the Separate Account). They are designed to provide tax deferred annuity benefits under retirement programs. It will also pay a death benefit if the owner or annuitant dies before annuity payments begin.

The Single Premium Payment Contract requires a minimum investment of $5,000, while the Flexible Premium Payment Contract requires a minimum initial premium payment of $500 ($1,000 in New York State). Your premiums may be invested in up to 20 variable investment options or 19 variable investment options and a fixed-rate option. Special limits apply to transfers out of the fixed-rate option. The variable investment options invest in the mutual funds listed below. Some of these funds may not be available in your state. The prospectuses for these Funds accompany this prospectus.

•	The Guardian Variable Contract Funds, Inc.
–	The Guardian Stock Fund
–	The Guardian VC 500 Index Fund
–	The Guardian VC Asset Allocation Fund
–	The Guardian VC High Yield Bond Fund
–	The Guardian VC Low Duration Bond Fund
–	The Guardian UBS VC Large Cap Value Fund
–	The Guardian UBS VC Small Cap Value Fund
•	The Guardian Bond Fund, Inc.
•	The Guardian Cash Fund, Inc.
•	GIAC Funds, Inc.
–	Baillie Gifford International Growth Fund
–	Baillie Gifford Emerging Markets Fund
–	The Guardian Small Cap Stock Fund
•	Value Line Strategic Asset Management Trust
•	Value Line Centurion Fund
•	Gabelli Capital Series Funds, Inc.
–	Gabelli Capital Asset Fund
•	Alliance Variable Products Series Fund
–	AllianceBernstein Growth & Income Portfolio (Class B)
–	AllianceBernstein Large Cap Growth Portfolio (Class B) (formerly AllianceBernstein Premier Growth Portfolio)
–	AllianceBernstein Global Technology Portfolio (Class B) (formerly AllianceBernstein Technology Portfolio)
–	AllianceBernstein Value Portfolio (Class B)
•	MFS® Variable Insurance Trust (Initial Class)
–	MFS Investors Trust Series
–	MFS Emerging Growth Series
–	MFS New Discovery Series
–	MFS Research Series
–	MFS Total Return Series
•	AIM Variable Insurance Funds (Series I Shares)
–	AIM V.I. Capital Appreciation Fund
–	AIM V.I. Utilities Fund (formerly INVESCO VIF-Utilities Fund)
–	AIM V.I. Premier Equity Fund
•	Davis Variable Account Fund
–	Davis Financial Portfolio
–	Davis Real Estate Portfolio
–	Davis Value Portfolio
•	Fidelity Variable Insurance Products Fund (Service Class)
–	Fidelity VIP Growth Opportunities Portfolio
–	Fidelity VIP Equity-Income Portfolio
–	Fidelity VIP Contrafund Portfolio
–	Fidelity VIP Mid Cap Portfolio
•	Franklin Templeton Variable Insurance Products Trust
–	Templeton Growth Securities Fund (Class 2)
•	Janus Aspen Series (Institutional Shares)
–	Janus Aspen Mid Cap Growth Portfolio
–	Janus Aspen Forty Portfolio (formerly Janus Aspen Capital Appreciation Portfolio)
–	Janus Aspen Large Cap Growth Portfolio (formerly Janus Aspen Growth Portfolio)
–	Janus Aspen Worldwide Growth Portfolio
•	Van Kampen Life Investment Trust (Class II Shares)
–	Van Kampen Life Investment Trust Government Portfolio
–	Van Kampen Life Investment Trust Growth and Income Portfolio

A Statement of Additional Information about the contracts and the Separate Account is available free of charge by writing to GIAC at its Customer Service Office, P.O. Box 26210, Lehigh Valley, Pennsylvania 18002, or by calling 1-800-221-3253. Its contents are noted on page 46 of this prospectus.

The Statement of Additional Information, which is also dated May 1, 2005, is incorporated by reference into this prospectus.

The Securities and Exchange Commission has a web site (http://www.sec.gov) which you may visit to view this Prospectus, Statement of Additional Information and other information.

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus.

The contracts are not a deposit or obligation of, or guaranteed or endorsed by, any bank or depository institution, and the contracts are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involve investment risk, including possible loss of the principal amount invested.

CONTENTS

This variable annuity contract may not be available in all states or jurisdictions. This prospectus does not constitute an offering in any state or jurisdiction in which such an offering may not lawfully be made. GIAC does not authorize any information or representations regarding the offering described in this prospectus or any supplement thereto or in any supplemental sales material authorized by GIAC. This prospectus is not valid without the prospectuses for the Funds.

SUMMARY

WHAT IS A VARIABLE ANNUITY CONTRACT AND HOW DOES IT WORK?

A VARIABLE ANNUITY CONTRACT allows you to accumulate tax-deferred savings which are invested in options that you choose. This is the accumulation period of the contract. On an agreed date, you or someone else you have named will start receiving regular payments from the amount you have saved and any investment earnings. This is the annuity period. The amount of the annuity payments will depend on earnings during the accumulation period, and afterward if you select a variable annuity option. That’s why this product is called a variable annuity.

THE ACCUMULATION PERIOD

During the accumulation period, these contracts allow you to allocate your net premium payments and accumulation value to as many as twenty variable investment options, or nineteen variable investment options and a fixed-rate option.

When you allocate your premiums to the variable investment options, you bear the risk of any investment losses. No assurance can be given that the value of the contracts during the accumulation period, or the total amount of annuity payments made under the contracts, will equal or exceed the net premium payments allocated to the variable investment options. When you allocate your net premium payments to the fixed-rate option, the contracts guarantee that they will earn a minimum rate of interest and the investment risk is borne by GIAC.

GIAC has established a Separate Account to hold the variable investments in its annuity contracts. The Separate Account has 41 investment divisions, corresponding to 41 variable investment options, each of which invests in a mutual fund. Your net premiums are used to buy accumulation units in the investment divisions you have chosen, or are allocated to the fixed-rate option.

The total value of your contract’s investment in the investment divisions and in the fixed-rate option is known as the accumulation value. It’s determined by multiplying the number of variable accumulation units credited to your account in each investment division by the current value of the division’s units, and adding your value in the fixed-rate option.

The value of units in a variable investment division reflects the investment experience within the division. The value of units in the fixed-rate option reflects interest accrued at a rate not less than the guaranteed minimum specified in the contract. For a complete explanation, please see Financial information: How we calculate unit values.

THE ANNUITY PERIOD

Annuity payments under these contracts must begin no later than the annuitant’s 85th birthday. Distributions under the contract are taxable, and if you take money out of the contract before age 59 1/2, you may also incur a 10% federal tax penalty on your earnings.

You may select one or a combination of three annuity payout options under the contract:

•	Life annuity without a guaranteed period

•	Life annuity with a 10-year guaranteed period

•	Joint and survivor annuity.

These payout options are available on either a variable or fixed-rate basis. They’re described in more detail in the section titled The annuity period.

OTHER CONTRACT FEATURES

Transfers among investment options

You can make transfers among the variable investment options at any time, although such transfers may be severely restricted in an effort to protect against potential harm from frequent transfers. Please see Frequent transfers among the variable investment options. Transfers to and from the fixed-rate option are only permitted during the accumulation period. Certain restrictions apply to transfers out of the fixed-rate option. Transfers must also comply with the rules of any retirement plan that apply. Please see The accumulation period: Transfers.

Death benefits

If you, or another person named as the annuitant, should die before annuity payments begin, then we pay a death benefit to the beneficiary. The contracts also give you the option of purchasing a rider that may provide a greater death benefit. Please see Other contract features: Death benefits.

PROSPECTUS	1

Surrenders and partial withdrawals

At any time during the accumulation period, you may withdraw some or all of the amount you have saved in the contract. Taking out all you have saved is known as a surrender; taking out part of your savings is a partial withdrawal. These options are not available once annuity payments begin. Please see The accumulation period: Surrenders and partial withdrawals. Surrenders from qualified plans may be restricted or forbidden by the plan document and may have negative tax consequences.

EXPENSES

The following are expenses that you will incur as a contract owner:

•	Operating expenses for mutual funds comprising the variable investment options

Management fees, 12b-1 fees, and other expenses associated with the Funds ranged from 0.36% to 1.57% in 2004, but may be different in the future. Actual charges will depend on the variable investment options you select.

•	Mortality and expense risk charges

1.15% annually of the net asset value of your variable investment options.

•	Administrative expenses

$35 annually will be deducted from the accumulation value of your contract.

The following are expenses that you may incur as a contract owner:

•	Contingent deferred sales charges

A charge of 1% to 6% against any amount that you withdraw that has been in your contract for less than eight years. The actual amount will depend on the number of years the amount has been invested.

•	Enhanced death benefit expense

If you choose this benefit, the annual expense is up to 0.30% of the net asset value of your variable investment options, depending on the rider chosen.

•	Annuity taxes

A tax on premiums or annuity payments, applicable in some states and municipalities only, that currently range up to 3.5% of premiums paid to the contract.

DECIDING TO PURCHASE A CONTRACT

You should consider purchasing a variable annuity contract if your objective is to invest over a long period of time and to accumulate assets on a tax-deferred basis, generally for retirement. A tax-deferred accrual feature is provided by any tax-qualified arrangement. Therefore, you should have reasons other than tax-deferral for purchasing the contract to fund a tax-qualified arrangement. You have the right to examine the contract and return it for cancellation within 10 days of receiving it. This is known as the free-look period. The period may be longer than 10 days in some states. Because the laws and regulations that govern the contract vary among the jurisdictions where the contract is sold, some of the contract’s terms will vary depending on where you live.

We sell other variable annuity contracts with other features and charges. Please contact us if you would like more information.

For information about the compensation we pay for sales of the contract, see Distribution of the contract.

Please see Appendix A: Summary financial information about the Separate Account for more information about Separate Account D and accumulation unit values.

Please see Special terms used in this prospectus for definitions of key terms.

2	PROSPECTUS

EXPENSE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer cash value among investment options. State premium taxes may also be deducted.

CONTRACT OWNER TRANSACTION EXPENSES

Sales Charge Imposed on Purchases:	None
Contingent Deferred Sales Charge	6% see Note (1)
Transfer Fee:	Currently, none (may charge $25 for each transfer)

Note:

(1) For Single Premium Payment Contracts, the following contingent deferred sales charges will be assessed upon amounts withdrawn during the first seven contract years:

Number of contract years completed from date of the premium payment	Contingent deferred sales charge percentage
1	6%
2	6%
3	5%
4	4%
5	3%
6	2%
7	1%
8+	0%

After the first contract year, you may withdraw in each contract year, without a deferred sales charge, the greater of (i) 10% of the accumulation value on the date of the first withdrawal in the current contract year, or (ii) 10% of the amount of the single premium payment. Per contracts issued in Section 1035 exchanges or in certain IRA transfers or rollovers, this privilege may also be exercised in the first contract year. The amount used to calculate this charge will not exceed the single premium payment and the charge will not exceed 6% of the amount being withdrawn, as outlined in the table above.

For Flexible Premium Payment Contracts, the contingent deferred sales charges will be the lesser of:

•	6% of the total payments made during the 84 months immediately preceding the date of withdrawal, or
•	6% of the total amount being withdrawn.

After the first contract year, you may withdraw in each contract year, without a deferred sales charge, the greater of (i) 10% of the accumulation value on the date of the first withdrawal in the current contract year, or (ii) 10% of the total premiums paid under the contract in the 84 months immediately preceding the date of your withdrawal. For contracts issued in Section 1035 exchanges on certain IRA transfers or rollovers, this privilege may also be exercised in the first contract year. This charge will not exceed 6% of the total premiums paid in the 84 months preceding the date of your withdrawal.

Expenses

The tables will assist you in understanding the various costs and expenses of the Separate Account and its underlying Funds that you will bear directly or indirectly. See Financial Information –Contract costs and expenses and the accompanying Fund prospectuses for a more complete description of the various costs and expenses. Premium taxes may apply.

PROSPECTUS	3

The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including the fees and expenses of the underlying mutual funds associated with the variable investment options.

Annual Contract Fee:	$35.00*
*The	annual contract fee may be lower where required by state law.

SEPARATE ACCOUNT LEVEL ANNUAL EXPENSES

(as a percentage of daily net asset value)

	For Contract Without Enhanced Death Benefit	For Contract With 7 Year Enhanced Death Benefit	For Contract With Contract Anniversary Enhanced Death Benefit
Mortality & Expense Risk Charge	1.15%	1.15%	1.15%
Account Fees and Expenses	0%	0%	0%
Enhanced Death Benefit Charge	0%	.30%	.25%

Total Separate Account Annual Expenses	1.15%	1.45%	1.40%

The next item shows the lowest and highest total operating expenses charged by the mutual fund companies for the last completed fiscal year. Expenses may be different in the future. More detail concerning fees and expenses is contained in the prospectus for each underlying mutual fund.

TOTAL ANNUAL UNDERLYING MUTUAL FUND OPERATING EXPENSES

(expenses that are deducted from the assets of the underlying mutual funds including management fees, distribution [and/or service] (12b-1) fees, and other expenses)

	Lowest	Highest
Total Annual Underlying Mutual Fund Operating Expenses (before applicable waivers and reimbursements)**	0.36%	1.57%

The fee and expense information regarding the underlying mutual funds was provided by those mutual funds.

**”Total	Annual Underlying Mutual Fund Operating Expenses” are expenses for the fiscal year ended December 31, 2004.

4	PROSPECTUS

Expense Examples

These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include the contract owner transaction expenses, contract fees, separate account annual expenses and underlying mutual fund fees and expenses.

The Examples assume that you invest $10,000 in the contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and assume: a) maximum and (b) minimum fees and expenses of any of the underlying mutual funds. Although your actual costs may be higher or lower, based on those assumptions, your costs would be:

Chart 1. Chart 1 assumes you select the Flexible Premium Payment Contract with the 7 Year Enhanced Death Benefit Rider, which is the most expensive way to purchase the contract. In this example, you surrender your contract at the end of the applicable time period:

Time Periods

1 year	3 years	5 years	10 years
(a) $952	(a) $1,670	(a) $2,408	(a) $3,743
(b) $825	(b) $1,291	(b) $1,779	(b) $2,506

Chart 2. Chart 2 assumes you select the Flexible Premium Payment Contract with the 7 Year Enhanced Death Benefit Rider, which is the most expensive way to purchase the contract. In this example, you annuitize your contract or you do not surrender your contract at the end of the applicable time period:

Time Periods

1 year	3 years	5 years	10 years
(a) $352	(a) $1,070	(a) $1,808	(a) $3,743
(b) $225	(b) $ 691	(b) $1,179	(b) $2,506

Chart 3. Chart 3 assumes you select the Single Premium Payment Contract without any Riders, which is the least expensive way to purchase the contract. In this example, you surrender your contract at the end of the applicable time period:

Time Periods

1 year	3 years	5 years	10 years
(a) $921	(a) $1,477	(a) $1,955	(a) $3,450
(b) $794	(b $1,095	(b) $1,318	(b) $2,175

Chart 4. Chart 4 assumes you select the Single Premium Payment Contract without any Riders, which is the least expensive way to purchase the contract. In this example, you annuitize your contract or you do not surrender your contract at the end of the applicable time period:

Time Periods

1 year	3 years	5 years	10 years
(a) $321	(a) $977	(a) $1,655	(a) $3,450
(b) $194	(b) $595	(b) $1,018	(b) $2,175

A table of accumulation unit values is in Appendix A – Summary Financial Information.

PROSPECTUS	5

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

Tax Free ‘Section 1035’ Exchanges

You can generally exchange one annuity contract for another in a tax-free exchange under section 1035 of the Internal Revenue Code. Before making an exchange you should compare both contracts carefully. Remember that if you exchange another contract for the one described in this prospectus, you might have to pay a surrender charge a tax, including a possible penalty tax, on your old contract and there will be a new surrender charge period for this contract and other charges may be higher (or lower) and the benefits may be different. You should not exchange another contract for this one unless you determine, after knowing all the facts that the exchange is in your best interest and not just better for the person trying to sell you this contract (that person will generally earn a commission if you buy this contract through an exchange or otherwise).

The Guardian Insurance & Annuity Company, Inc. (GIAC) is a stock life insurance company incorporated in the state of Delaware in 1970. GIAC, which issues the contracts offered with this prospectus, is licensed to conduct an insurance business in all 50 states of the United States and the District of Columbia. The company had total assets (GAAP basis) of over $10 billion as of December 31, 2004. Its financial statements appear in the Statement of Additional Information.

GIAC’s executive office is located at 7 Hanover Square, New York, New York 10004. The mailing address of the GIAC Customer Service Office, which administers these contracts, is P.O. Box 26210, Lehigh Valley, Pennsylvania 18002.

GIAC is wholly owned by The Guardian Life Insurance Company of America (Guardian Life), a mutual life insurance company organized in the state of New York in 1860. As of December 31, 2004, Guardian Life had total assets (GAAP basis) in excess of $39 billion. Guardian Life does not issue the contracts offered under this prospectus and does not guarantee the benefits they provide.

BUYING A CONTRACT

There are two types of contracts. With a Flexible Premium Payment Contract, you make regular payments throughout the accumulation period. With a Single Premium Payment Contract, you make a single payment when you buy the contract. Both types of contracts allow you to direct where your net premium payments are invested.

The application form

If you would like to buy a contract, you must complete and sign the application form. You or your agent then must send it, along with your initial premium payment, by regular U.S. mail to the following address:

The Guardian Insurance & Annuity Company, Inc.

Customer Service Office

P.O. Box 26210

Lehigh Valley, Pennsylvania 18002

If you wish to send your application and payment by certified, registered or express mail, please address it to:

The Guardian Insurance & Annuity Company, Inc.

Customer Service Office

3900 Burgess Place

Bethlehem, Pennsylvania 18017

Our decision to accept or reject your application is based on administrative rules such as whether you have completed the form completely and accurately. We have the right to reject any application or initial premium payment for any reason.

If we accept your application as received, we will credit your net premium payment to your new contract within two business days. If your application is not complete within five business days of our receiving it, we will return it to you along with your payment.

6	PROSPECTUS

If you are considering purchasing a contract with the proceeds of another annuity or life insurance contract, it may not be advantageous to replace the existing contract by purchasing this contract. A variable annuity is not a short-term investment.

Payments

We require a minimum initial premium payment of $5,000 for Single Premium Payment Contracts, and $500 for Flexible Premium Payment Contracts ($1,000 in New York State). Thereafter, the minimum additional flexible payment is $100. However, if you purchase a Flexible Premium Payment Contract through an employer payroll deduction plan, we will accept purchase payments below $100. The total amount paid in flexible premium payments in any contract year after the first may not exceed, without our written consent, the lesser of 10 times the total amount you paid in premium payments in the first contract year, or $100,000.

THE ACCUMULATION PERIOD

How we allocate your premium payments

After we receive your initial premium payment and issue a contract to you, we will normally credit subsequent net premium payments to your contract on the same day we receive them, provided we receive them prior to the close of our regular business day.

If we receive your payment on a non-business day, or after our close, we will normally credit it on the next business day. If required in your state or municipality, premium taxes are deducted from your payment before we credit it to your contract. We call the amount remaining after this deduction the net premium payment.

We use your net premium payments to purchase accumulation units in the variable investment options you have chosen or in the fixed-rate option, according to your instructions in the application or as later changed. The prices of accumulation units are set daily because they change along with the share values of the Funds you invest in. The amount you pay for each unit will be the next price calculated after we receive and accept your payment.

The value of accumulation units will vary as you earn interest in the fixed-rate option or as the value of investments rises and falls in the variable investment options.

You can change your investment option selections by notifying us in writing. We will apply your new instructions to subsequent net premium payments after we receive and accept them. Please remember that you cannot invest in more than twenty variable investment options, or nineteen variable investment options and the fixed-rate option at any given time.

PROSPECTUS	7

AUTOMATED PURCHASE PAYMENTS

You may elect to participate in our automated payment program by authorizing your bank to deduct money from your checking account to make monthly purchase payments. We will debit your checking account on the 15th of each month or the next business day if the 15th is not a business day. You tell us the amount of the monthly purchase payment and specify the effective date on our authorization form. You may request to participate, change the amount of your purchase payments, change bank accounts or terminate the program at any time prior to the first of the month for your requested transaction to be processed for that month. For IRAs, the maximum monthly purchase payment is 1/12th of your allowable annual contribution.

The Separate Account

GIAC has established a Separate Account, known as Separate Account D, to receive and invest your premium payments in the variable investment options. The Separate Account has 41 investment divisions, corresponding to the 41 Funds available to you. The performance of each division is based on the Fund in which it invests. Each investment division is divided into two subdivisions, one for tax qualified retirement plans and the other for non-tax qualified retirement plans.

The Separate Account was established by GIAC in August 1989. It is registered as a unit investment trust under the Investment Company Act of 1940 (the 1940 Act) and meets the definition of a separate account under federal securities laws. State insurance law provides that the assets of the Separate Account equal to its reserves and other liabilities are not chargeable with GIAC’s obligations except those under annuity contracts issued through the Separate Account. Income, gains and losses of the Separate Account are kept separate from other income, gains or losses of the contract owner.

Each investment division is administered and accounted for as part of the general business of GIAC. Under Delaware law, the income and capital gains or capital losses of each investment division are credited to or charged against the assets held in that division according to the terms of each contract, without regard to other income, capital gains or capital losses of the other investment divisions or of GIAC. Contract obligations are GIAC’s responsibility. According to Delaware insurance law, the assets of the Separate Account are not chargeable with liabilities arising out of any other business GIAC may conduct. Please see Financial Information: Federal tax matters.

We have the right to make changes to the Separate Account, to the investment divisions within it, and to the Fund shares they hold. We may make these changes for some or all contracts. These changes must be made in a manner that is consistent with laws and regulations. When necessary, we’ll use this right to serve your best interests and to carry out the purposes of the contract. Possible changes to the Separate Account and the investment divisions include:

•	deregistering the Separate Account under the 1940 Act

8	PROSPECTUS

•	operating the Separate Account as a management investment company, or in another permissible form

•	combining two or more Separate Accounts or investment divisions

•	transferring assets to another Separate Account

•	modifying the contracts where necessary to preserve the favorable tax treatment that owners of variable annuities currently receive under the Internal Revenue Code

•	eliminating the shares of any of the Funds and substituting shares of another appropriate Fund (which may have different fees and expenses or may be available/closed to certain purchasers)

•	adding to or suspending your ability to take allocations or transfers into any variable investment option.

Variable investment options

You may choose to invest in a maximum of twenty of the 41 variable investment options, or 19 variable investment options and the fixed-rate option, at any time. Each Fund is an open-end management investment company, registered with the Securities and Exchange Commission under the 1940 Act.

The Funds have different investment objectives which influence their risk and return. The table below summarizes their main characteristics.

Some Funds have similar investment objectives and policies to other Funds managed by the same adviser. The Funds may also have the same or similar names to mutual funds available directly to the public on a retail basis. The Funds are not the same funds as those publicly available funds. As a result, the investment returns of the Funds may be higher or lower than these similar funds managed by the same adviser. There is no assurance, and we make no representation, that the performance of any Fund will be comparable to the performance of any other Fund.

All of the Funds are available for investment through other variable annuity contracts funded by the Separate Account. Some of these Funds are also available under other separate accounts supporting variable annuity contracts and variable life insurance policies of GIAC and other companies. We do not anticipate any inherent conflicts with these arrangements. However, it is possible that conflicts of interest may arise in connection with the use of the same Funds under both variable life insurance policies and variable annuity contracts, or issued by different companies. While the Board of Directors of each Fund monitors activities in an effort to avoid or correct any material irreconcilable conflicts of interest arising out of this arrangement, we may also take actions to protect the interests of our contract owners. See the accompanying Fund prospectuses for more information about possible conflicts of interest.

Investment advisers (or their affiliates) pay us compensation every year for administration, distribution or other expenses. Currently, these advisers include Value Line, Inc., MFS Investment Management, AIM

PROSPECTUS	9

Advisors, Inc., Janus Capital Management LLC, Fidelity Management & Research Company, Davis Selected Advisers, LP, Gabelli Funds, LLC Alliance Capital Management LP, Van Kampen Asset Management Inc., and Templeton Global Advisors Limited. The compensation ranges from .15% to .25% of the average daily net assets that are invested in the variable investment options available through the Separate Account. We also receive 12b-1 fees from some Funds. Those Funds include funds from AllianceBernstein, Fidelity, Franklin Templeton, Value Line and Van Kampen. Currently, the amount of 12b-1 fees ranges from .08% to .40%.

Before investing, please read the accompanying Fund prospectuses carefully. They contain important information on the investment objectives, policies, charges and expenses of the Funds.

Variable investment options

Fund	Investment objectives	Typical investments
The Guardian Stock Fund	Long-term growth of capital	U.S. common stocks
The Guardian VC 500 Index Fund	Seeks to match the investment performance of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P Index”)	Common stocks of companies in the S&P Index, which emphasizes large U.S. companies
The Guardian Small Cap Stock Fund	Long-term growth of capital	U.S. common stocks of companies with small market capitalization
The Guardian Bond Fund	Maximum income without undue risk of principal; capital appreciation as a secondary objective	Investment grade debt obligations
The Guardian VC High Yield Bond Fund	Current income; capital appreciation is a secondary objective	Corporate bonds and other debt securities rated below investment grade
The Guardian VC Low Duration Bond Fund	Seeks a high level of current income consistent with preservation of capital	Investment grade debt obligations such as corporate bonds, mortgage backed and asset-backed securities and obligations of the US government and its agencies
The Guardian UBS VC Large Cap Fund	Seeks to maximize total return, consisting of capital appreciation and current income	Normally, at least 80% of the value of the Fund’s net assets is invested in equity securities issued by companies with large market capitalization at the time of purchase
The Guardian UBS VC Small Cap Value Fund	Seeks to maximize total return, consisting of capital appreciation and current income	Normally, at least 80% of the value of the Fund’s net assets is invested in equity securities issued by companies with small market capitalization at the time of purchase
The Guardian Cash Fund	High level of current income consistent with liquidity and preservation of capital	Money market instruments
The Guardian VC Asset Allocation Fund	Long-term total investment return consistent with moderate investment risk	Shares of The Guardian VC 500 Index Fund, The Guardian Stock Fund, The Guardian Bond Fund and The Guardian Cash Fund
Baillie Gifford International Growth Fund	Long-term capital appreciation	Common stocks and convertible securities issued by foreign companies
Baillie Gifford Emerging Markets Fund	Long-term capital appreciation	Common stocks and convertible securities of emerging market companies
Value Line Centurion Fund	Long-term growth of capital	U.S. common stocks with selections based on rankings of the Value Line Timeliness™ Ranking System

10	PROSPECTUS

Variable investment options

Fund	Investment objectives	Typical investments
Value Line Strategic Asset Management Trust	High total investment return	U.S. common stocks with selections based on rankings of the Value Line Timeliness Ranking System, bonds and money market instruments
Gabelli Capital Asset Fund	Growth of capital; current income as a secondary objective	U.S. common stocks and convertible securities
AIM V.I. Capital Appreciation Fund (Series I)	Growth of capital	Common stocks
AIM V.I. Utilities Fund (Series I)	Capital growth and current income	Equity securities and equity-related instruments of companies engaged in the utilities-related industries
AIM V.I. Premier Equity Fund (Series I)	Long-term growth of capital. Income as a secondary objective	Equity securities judged to be undervalued by the investment adviser
AllianceBernstein Growth and Income Portfolio	To seek reasonable current income and reasonable opportunity for appreciation	Investments primarily in dividend-paying common stocks of good quality
AllianceBernstein Large Cap Growth Portfolio	Growth of capital by pursuing aggressive investment policies	Invests primarily in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth
AllianceBernstein Global Technology Portfolio	Growth of capital, and only incidentally for current income	Securities of companies that use technology extensively in the development of new or improved products or processes
AllianceBernstein Value Portfolio	Long-term growth of capital	Diversified portfolio of equity securities
Davis Financial Portfolio	Long-term growth of capital	Common stocks of financial companies
Davis Real Estate Portfolio	Total return through a combination of growth and income	Securities issued by companies that are “principally engaged” in real estate
Davis Value Portfolio	Long-term growth of capital	U.S. common stocks of companies with at least $10 billion market capitalization
Fidelity VIP Contrafund Portfolio	Long-term capital appreciation	U.S. and foreign common stocks of companies believed to be undervalued
Fidelity VIP Equity-Income Portfolio	Reasonable income; also considers potential for capital appreciation	Income-producing equity securities
Fidelity VIP Growth Opportunities Portfolio	Capital growth	U.S. and foreign common stocks
Fidelity VIP Mid Cap Portfolio	Long-term growth of capital	Common stocks with medium market capitalization, both U.S. and foreign
Janus Aspen Mid Cap Growth Portfolio	Long-term growth of capital	Equity securities of medium-sized companies
Janus Aspen Forty Portfolio	Long-term growth of capital	Equity securities of companies of any size; non-diversified; it will pursue its objective by investing primarily in a core group of 20 to 40 common stocks selected for their growth potential

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Variable investment options

Fund	Investment objectives	Typical investments
Janus Aspen Large Cap Growth Portfolio	Long-term growth of capital in a manner consistent with preservation of capital	Invests, under normal circumstances, at least 80% of its net assets in large-sized companies (those whose market capitalization falls within the range of companies in the Russell 1000® Index, at the time of purchase)
Janus Aspen Worldwide Growth Portfolio	Long-term growth of capital in a manner consistent with preservation of capital	Common stocks of foreign and U.S. issuers; usually invests in at least five countries, including the U.S.
MFS Emerging Growth Series	Long-term growth of capital	Common stocks and related securities, such as preferred stock, convertible securities, and depository receipts for those securities of emerging growth companies of any size
MFS Investors Trust Series	Long-term growth of capital with a secondary objective to seek reasonable current income	Common stocks and related securities, such as preferred stock, convertible securities and depository receipts issued by U.S. and foreign companies.
MFS New Discovery Series	Capital appreciation	Equity securities of emerging growth companies that offer superior prospects for growth, both U.S. and foreign
MFS Research Series	Long-term growth of capital and future income	Equity securities of companies both U.S. and foreign believed to possess better than average prospects for long-term growth
MFS Total Return Series	Above average income consistent with prudent employment of capital; as a secondary objective, to provide reasonable opportunity for growth of capital and income	Broad list of securities, including a combination of equity and fixed-income, both U.S. and foreign
Van Kampen Life Investment Trust Government Portfolio	Seeks to provide investors with high current return consistent with preservation of capital	Debt securities issued by the U.S. government, its agencies or its instrumentalities.
Van Kampen Life Investment Trust Growth and Income Portfolio	Long-term growth of capital and income	Income-producing equity securities, including common stocks and convertible securities, although investments are also made in non-convertible preferred stocks and debt securities
Templeton Growth Securities Fund	Long-term capital growth	At least 65% of its total assets in the equity securities of companies that are located anywhere in the world, including those in the U.S. and emerging markets

Some of these Funds may not be available in your state.

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The Funds’ investment advisers and their principal business addresses are shown in the table below.

Fund	Investment adviser and principal business address
The Guardian Stock Fund	Guardian Investor Services LLC
The Guardian Small Cap Stock Fund	7 Hanover Square
The Guardian Bond Fund	New York, New York 10004
The Guardian Cash Fund
The Guardian VC 500 Index Fund
The Guardian VC Asset Allocation Fund
The Guardian VC High Yield Bond Fund
The Guardian VC Low Duration Bond Fund
The Guardian UBS VC Large Cap Value Fund	Guardian Investor Services LLC (Adviser) 7 Hanover Square
The Guardian UBS VC Small Cap Value Fund	New York, New York 10004
UBS Global Asset Management (Americas) Inc. (Sub-adviser) One North Wacker Drive Chicago, Illinois 60606
Baillie Gifford International Growth Fund	Guardian Baillie Gifford Limited (Adviser)
Baillie Gifford Emerging Markets Fund	Baillie Gifford Overseas Limited (Sub-adviser)
Calton Square 1 Greenside Row Edinburgh, EH1 3AN Scotland
Value Line Centurion Fund Value Line Strategic Asset Management Trust	Value Line, Inc. 220 East 42nd Street New York, New York 10017
Gabelli Capital Asset Fund	Gabelli Funds, LLC One Corporate Center Rye, New York 10580-1422
MFS Investors Trust Series MFS Emerging Growth Series MFS New Discovery Series	MFS Investment Management® 500 Boylston Street Boston, MA 02116
MFS Research Series
MFS Total Return Series
AIM V.I. Capital Appreciation Fund AIM V.I. Utilities Fund AIM V.I. Premier Equity Fund	A I M Advisors, Inc. 11 Greenway Plaza – Suite 100 Houston, Texas 77046-1173
AllianceBernstein Growth & Income Portfolio AllianceBernstein Large Cap Growth Portfolio	Alliance Capital Management LP 1345 Avenue of the Americas New York, New York 10105
AllianceBernstein Global Technology Portfolio
AllianceBernstein Value Portfolio
Davis Financial Portfolio Davis Real Estate Portfolio Davis Value Portfolio	Davis Selected Advisers, LP 2949 East Elvira Road Suite 101 Tucson, Arizona 85706

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Fund	Investment adviser and principal business address
Fidelity VIP Contrafund Portfolio Fidelity VIP Equity-Income Portfolio Fidelity VIP Growth Opportunities Portfolio Fidelity VIP Mid Cap Portfolio	Fidelity Management & Research Company 82 Devonshire Street Boston, Massachusetts 02109
Janus Aspen Aggressive Growth Portfolio Janus Aspen Forty Portfolio Janus Aspen Large Cap Growth Portfolio	Janus Capital Management LLC 151 Detroit Street Denver, Colorado 80206-4928
Janus Aspen Worldwide Growth Portfolio
Templeton Growth Securities Fund	Templeton Global Advisors Limited Lyford Cay Nassau, Bahamas

Templeton Asset Management Limited (Sub-adviser) #7 Temasek Boulevard #38-3 Suntec Tower One Singapore 038987
Van Kampen Life Investment Trust Government Portfolio Van Kampen Life Investment Trust Growth and Income Portfolio	Van Kampen Asset Management 1 Parkview Plaza Oakbrook Terrace, Illinois 60181

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Fixed-rate option

The fixed-rate option is not registered under the Securities Act of 1933 or as an investment company under the 1940 Act, and is therefore not subject to the provisions or restrictions of these Acts. However, the following disclosure about the fixed-rate option may be subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of statements not in prospectuses. The fixed-rate option may not be available for allocation in all states in which the contracts are available.

In the fixed-rate option, we guarantee that the net premium payments you invest will earn daily interest at a minimum annual rate of 3.5%. You can allocate all of your net premium payments to this option, or you may choose it as one of your twenty investment selections. The value of your net premiums invested in the fixed-rate option does not vary with the investment experience of any Fund. The money that you put into your fixed-rate option becomes part of GIAC’s general assets.

At certain times we may choose to pay interest at a rate higher than 3.5%, but we aren’t obliged to do so. Higher interest rates are determined at our discretion, and we can change them prospectively without notice. We don’t use a specific formula to determine interest rates; rather we consider such factors as general economic trends, current rates of return on our general account investments, regulatory and tax requirements, and competitive factors. The rate of interest we pay hasn’t been limited by our Board of Directors.

Here are some of the important conditions that apply when we pay interest on your investments in the fixed-rate option:

•	The initial interest rate that we credit to your premiums or transfers will be whatever rate is in effect on the date the amounts are allocated to the fixed-rate option.

•	This interest rate will continue until the next contract anniversary date.

•	At that time, all payments and transfers allocated to the fixed-rate option during the previous year, together with interest earned, will be credited with the rate of interest in effect on the renewal date, known as the renewal rate.

•	The renewal rate will be guaranteed until the next contract anniversary date.

If your state’s insurance department permits, your contract may have what’s known as a bailout rate. If the renewal rate set on any contract anniversary date is more than 3% below the interest rate for the previous year, or falls below the minimum bailout rate outlined in your contract, you can withdraw all or part of the money you have invested in the fixed-rate option for one year or more from the contract without incurring a deferred sales charge.

When you buy a

contract, please note:

•	You can choose up to 20 investment options at any one time.

•	If you select the fixed-rate option, you are limited to an additional 19 variable options.

•	There are no initial sales charges on the premium payments that you allocate to the variable investment options. However, there may be premium tax charges.

•	All of the dividends and capital gains distributions that are payable to variable investment options are reinvested in shares of the applicable Fund at the current net asset value.

•	When the annuity period of the contract begins, we will apply your accumulation value to a payment option in order to make annuity payments to you.

•	You can arrange to transfer your investments among the divisions by notifying us in writing or by telephone. Currently, there is no fee for this, but we reserve the right to charge a fee and to limit the number of transactions.

•	You can change beneficiaries as long as the annuitant is living.

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Transfers

You can transfer money among variable investment options or change your future allocations to options both before and after the date annuity payments begin. You can also transfer to and from the fixed-rate option, but only before the date annuity payments begin. Transfers are subject to certain conditions, which are described below.

If you are considering a transfer or change in your allocations, be sure to look into each option carefully and make sure your decisions will help you to achieve your long-term investment goals.

During the accumulation period and up to 30 days before the date annuity payments are scheduled to begin, you can transfer all or part of your accumulation value among the contract options. These transfers are subject to the following rules:

•	We permit transfers from the fixed-rate option to any variable investment option only once each contract year, during the 30 days beginning on the contract anniversary date. Amounts that have been on deposit in the fixed-rate option longest will be transferred out first. The maximum yearly transfer from the fixed-rate option is the greater of the following:

–	33 1/3% of the amount in the fixed-rate option on the applicable contract anniversary date or

–	$2,500.

Each transfer involving the variable investment options will be based on the accumulation unit value that is next calculated after we have received proper transfer instructions from you.

We will implement a transfer or changes to your allocations upon receiving your written, telephone or electronic instructions in good order. If we receive your transfer request on a business day before the close of the New York Stock Exchange, generally 4:00 p.m. New York City time, you will receive that day’s unit value. Your telephone transfer instructions will be considered received before 4:00 p.m. if the telephone call is completed no later than 4:00 p.m.

After the date annuity payments begin, if you have a variable annuity option you can transfer all or part of the value of your annuity among the variable investment options only once each calendar year. No fixed-rate option transfers are permitted.

FREQUENT TRANSFERS AMONG THE VARIABLE INVESTMENT OPTIONS

Frequent or unusually large transfers may dilute the value of the underlying fund shares if the trading takes advantage of any lag between a change in the value of an underlying fund’s portfolio securities and the reflection of that change in the underlying fund’s share price. This strategy, sometimes referred to as “market timing,” involves an attempt to buy shares of an underlying fund at a price that does not reflect the

16	PROSPECTUS

current market value of the portfolio securities of the underlying fund, and then to realize a profit when the shares are sold the next business day or thereafter. In addition, frequent transfers may increase brokerage and administrative costs of the underlying funds, and may disrupt an underlying fund’s portfolio management strategy, requiring it to maintain a relatively higher cash position and possibly resulting in lost opportunity costs and forced liquidations of securities held by the fund.

GIAC endeavors to protect long-term contractowners by maintaining policies and procedures to discourage frequent transfers among investment options under the contracts, and has no arrangements in place to permit any contractowner to engage in frequent transfer activity. If you wish to engage in such strategies, do not purchase this contract.

If we determine that you are engaging in frequent transfer activity among investment options, we may, without prior notice, limit your right to make transfers or allocation changes. We monitor for frequent transfer activity among the variable investment options based upon established parameters that are applied consistently to all contractowners. Such parameters may include, without limitation, the length of the holding period between transfers, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. We do not apply our policies and procedures to discourage frequent transfers to dollar cost averaging programs or any asset rebalancing programs.

If transfer activity violates our established parameters, we will apply restrictions that we reasonably believe will prevent any harm to other contractowners and persons with material rights under a contract. This may include applying the restrictions to any contracts that we believe are related (e.g., two contracts with the same owner or owned by spouses or by different partnerships or corporations that are under common control). The restriction that we currently apply is to limit the number of transfers to not more than once every 30 days. We may change this restriction at any time and without prior notice. We will not grant waivers or make exceptions to, or enter into special arrangements with, any contractowners who violate these parameters. If we impose any restrictions on your transfer activity, we will notify you in writing. Restrictions that we may impose, subject to certain contract provisions that are required and approved by state insurance departments, include, without limitation:

•	limiting the frequency of transfers to not more than once every 30 days;

•	imposing a fee of $25 per transfer, if you make more than twelve transfers within a contract year;

•	requiring you to make your transfer requests in writing through the U.S. Postal Service, or otherwise restricting electronic or telephone transaction privileges;

•	refusing to act on instructions of an agent acting under a power of attorney on your behalf;

Personal Security

When you call us, we will require identification of your contract as well as your personal security code. We may accept transfer or changes to future allocations instructions from anyone who can provide us with this information. Neither GIAC, Guardian Investor Services LLC (GIS), nor the Funds will be liable for any loss, damage, cost or expense resulting from a telephone or electronic request we reasonably believe to be genuine. As a result, you assume the risk of unauthorized or fraudulent telephone or electronic transfers. We may record telephone conversations regarding transfers without disclosure to the caller. See Telephone and Electronic Services.

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•	refusing or otherwise restricting any transaction request that we believe alone, or with a group of transaction requests, may have a harmful effect;

•	impose a holding period between transfers; or

•	implementing and imposing on you any redemption fee imposed by an underlying fund.

We currently do not impose redemption fees on transfers or expressly limit the number or frequency of transfers. Redemption fees, transfer limits, and other procedures may be more or less successful than ours in deterring or preventing harmful transfer activity.

Please note that the limits and restrictions described here are subject to GIAC’s ability to monitor transfer activity. Our ability to detect harmful transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by contractowners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent frequent transfers, there is no assurance that we will be able to detect and/or to deter frequent transfers.

We may revise our policies and procedures in our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to better detect and deter harmful trading activity, or to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on contractowners engaging in frequent transfers. In addition, our orders to purchase shares of the funds are generally subject to acceptance by the fund, and in some cases a fund may reject or reverse our purchase order. Therefore, we reserve the right to reject any contractowners’ transfer request if our order to purchase shares of the fund is not accepted by, or is reversed by, an applicable fund.

The underlying funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the underlying funds should describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying funds and the policies and procedures we have adopted to discourage frequent transfers. For instance, an underlying fund may impose a redemption fee. Contractowners should be aware that we may not have the contractual obligation or the operational capacity to monitor contractowners’ transfer requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the transfers. For example, underlying funds may implement policies and procedures for monitoring frequent trading activity that are unique to a particular fund. Because of the number of underlying funds that we offer under our variable annuity contracts, it may not be possible for us to implement these disparate policies and procedures. Accordingly, you should assume that the sole protection you may have against potential harm from frequent transfers is the protection, if any, provided by the policies and procedures we have adopted at the contract level to discourage frequent transfers.

18	PROSPECTUS

You should note that other insurance companies and retirement plans also invest in the underlying funds and that those companies or plans may or may not have their own policies and procedures on frequent transfers. You should also know that the purchase and redemption orders received by the underlying funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the underlying funds’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying funds will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that invest in the underlying funds. If the policies and procedures of other insurance companies or retirement plans fail to successfully discourage frequent transfer activity, it may affect the value of your investment in the fund. In addition, if an underlying fund believes that an omnibus order we submit may reflect one or more transfer requests from contractowners engaged in frequent transfer activity, the underlying fund may reject the entire omnibus order and thereby interfere with GIAC’s ability to satisfy your request even if you have not made frequent transfers. For transfers into more than one investment option, we may reject or reverse the entire transfer request if any part of it is not accepted by or is reversed by an underlying fund.

Surrenders and partial withdrawals

During the accumulation period and while the annuitant and all contract owners are living, you can redeem your contract in whole. This is known as surrendering the contract. If you redeem part of the contract, it’s called a partial withdrawal. We will not accept requests for surrenders or partial withdrawals after the date annuity payments begin.

Your request for surrenders and partial withdrawals must be received in good order. If you wish to surrender your contract, you must send us the contract or we will not process the request. If you have lost the contract, we will require an acceptable affidavit of loss.

To process a partial withdrawal, we will redeem enough accumulation units to equal the dollar value of your request. When you surrender your contract, we redeem all the units. For both transactions we use the unit value next calculated after we receive a proper request from you. We will deduct any applicable contract charges and deferred sales charges from the proceeds of a surrender. In the case of a partial withdrawal, we will cash additional units to cover these charges. If you have less than $1,000 left in your contract after a partial withdrawal, we will cancel the contract and pay you the balance of the proceeds. This is called an involuntary surrender and it may be subject to any applicable contract charges, deferred sales charge and annuity taxes. Please see Financial information: Federal tax matters.

Surrenders and partial withdrawals are subject to tax, and may be subject to penalty taxes and mandatory federal income tax withholding. After

PROSPECTUS	19

Special

Restrictions

There are special restrictions on withdrawals from contracts issued in connection with Section 403(b) qualified plans. Please see Financial information: Federal tax matters for details about how withdrawals can be made from these contracts.

the first contract year, you are allowed to make an annual withdrawal of the following amounts from the contract without paying a deferred sales charge:

For Single Premium Payment Contracts

•	10% of your contract’s accumulation value, or if greater,

•	10% of the amount of your single premium payment.

For Flexible Premium Payment Contracts

•	10% of your contract’s accumulation value, or if greater,

•	10% of the total premiums paid during the 84 months immediately preceding the date of your withdrawal.

These withdrawal privileges can be exercised in the first contract year of the following contracts:

•	Section 1035 exchanges

•	IRA transfers

•	rollovers from annuity contracts.

You may request a schedule of systematic partial withdrawals of a certain dollar amount. Under such a program, you may select to receive withdrawal proceeds on a monthly, quarterly, semi-annual or annual basis. Redemptions from the contract will be effective on the 21st of the month or the next following business day preceding the payment date. Withdrawals under this program are not the same as annuity payments you would receive from a payout option. Your contract value will be reduced by the amount of any withdrawals, applicable contract charges, deferred sales charges and annuity taxes.

Such systematic withdrawals may be used to satisfy special tax rules related to substantially equal periodic payments or other needs you may have. We are not responsible for the accuracy of the calculations for distributed amounts or compliance with tax provisions. Please see Financial Information: Federal tax matters.

Unless you are making a withdrawal directly from the fixed-rate option in accordance with the bailout provisions, we will cash accumulation units in the following order:

•	all variable accumulation units attributable to the investment divisions; this will be done on a pro-rata basis unless you instruct us differently, then

•	all fixed accumulation units attributable to the fixed-rate option.

We will send you your payment within seven days of receiving a request from you in good order. Please see Payments later in this section.

If you have a question about surrenders or withdrawals, please call us toll free at 1-800-221-3253.

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Managing your annuity – Dollar Cost Averaging

You may wish to take advantage of one of the programs we offer to help you build a stronger annuity, such as dollar cost averaging.

There is no fee for dollar cost averaging, but we have the right to introduce one. We also have the right to modify or discontinue this program. We’ll give you written notice if we do so. Transfers under this program do not count against any free transfer permitted under the contract. You may terminate the program at any time. However, money in the fixed-rate option will be subject to transfer restrictions which apply to the fixed-rate options. See Transfers for limitations on such transfers.

You can transfer specific amounts of money from one investment option to another on a monthly basis, as opposed to investing the total amount at one time. This approach may help lower your average dollar cost of investing over time. However, there is no guarantee that dollar cost averaging will result in profits or prevent losses.

If you wish to take advantage of this program, you must designate a dollar amount to be transferred automatically out of The Guardian Cash Fund investment division. The money can go into one or more of the other variable investment options or the fixed-rate option. The rule still applies that you can invest in a maximum of only twenty options at one time (this includes the required Guardian Cash Fund option).

You can begin dollar cost averaging when you buy your contract or at any time afterwards, until annuity payments begin, by completing the dollar cost averaging election form and returning it to us. We must receive it in good order at least three business days before the monthly anniversary date of when you wish the transfers to begin.

You may select dollar cost averaging from The Guardian Cash Fund investment division for periods of 12, 24 or 36 months. Your total accumulation value at the time must be at least $10,000 for transfers over a 12 month period, and $20,000 for transfers over a 24 to 36 month period. Transfers will be made in the amounts you designate and must be at least $100 per receiving investment option.

Automated Transfer and Automated Alert Programs

Our Automated Transfer (AT) Program offers you the ability to set up a future automatic transfer between two variable investment options

Payments

For all transactions, we can delay payment if the contract is being contested. We may postpone any calculation or payment from the variable investment options if:

•	the New York Stock Exchange is closed for trading or trading has been suspended, or

•	the Securities and Exchange Commission restricts trading or determines that a state of emergency exists which may make payment or transfer impracticable

Assigning contract interests

If the contract is part of a corporate retirement plan or an individual plan under sections 401(a), 403(b) or 408 of the Internal Revenue Code, the contract owner’s interest in the contract cannot be assigned, unless the contract owner is not the annuitant or the annuitant’s employer. Assigned contract interests may be treated as a taxable distribution to the contract owner. See Federal tax matters for more information.

Reports

At least twice each year, we send a report to each contract owner that contains financial information about the underlying Funds, according to applicable laws, rules and regulations. In addition, at least once each year, we send a statement to each contract owner that reports the number of accumulation units and their value under the contract. If several members of the same household each own a contract, we may send only one such report or prospectus to that address, unless you instruct us otherwise. You may receive additional copies by calling or writing our Customer Service Office.

PROSPECTUS	21

offered through your contract when the accumulation unit value for a selected variable investment option either changes by a specified percentage or reaches a specific dollar amount. When you establish the AT order, you can select this percentage or dollar amount as well as the actual amount that will be transferred.

An AT buy order allows you to establish an order to transfer money from The Guardian Cash Fund to any of the available variable investment options based on the percentage or dollar amount criteria you specify. An AT sell order allows you to establish an order to transfer money from any one of the available variable investment options to The Guardian Cash Fund based on the percentage or dollar amount criteria that you specify. If an AT order is submitted in good order to GIAC’s Customer Service Office on a business day prior to 4:00 p.m. New York City time, the order will be established on the date it is submitted. If an AT order is submitted in good order on a business day after 4:00 p.m. New York City time or if it is submitted on non-business days, the order will be established on the next business day.

Once an AT order is established, and if the criteria you specify are met, a transfer will be automatically scheduled to be processed on the next business day. The AT will be processed on the next business day using that next business day’s accumulation unit value. The accumulation unit value of the specified variable investment option on the day the AT order criteria are met could fluctuate significantly from the accumulation unit value of that variable investment option on the next business day. You will have an opportunity to cancel the AT, either electronically via our website or by telephone, up until 4:00 p.m. New York City time on the day the AT is scheduled to be processed. Your cancellation must be received by GIAC’s Customer Service Office in good order before 4:00 p.m. New York City time on the day the AT is scheduled to be processed in order for the cancellation to be effective. As a courtesy to you, we will send an e-mail to the e-mail address(es) you specify informing you that the AT criteria has been met and an AT has been scheduled to be processed on the next business day. We cannot guarantee that you will receive this e-mail prior to the time that your AT will be processed. In the event you do not receive this e-mail or we do not receive your cancellation instructions in accordance with the requirements detailed above, GIAC will not be responsible for acting upon an AT order established by you, if that AT was processed in accordance with your previously received specifications.

After you establish an AT order, that AT order will remain active for the duration that you specify when you establish the order and will expire on the earliest to occur of the following: the date the AT is processed according to your specified criteria, or the order expiration date, or the date you cancel the order (if that date is prior to the order expiration date you previously specified). In addition, an active AT order and/or an AT that is scheduled to be processed will be cancelled automatically if any one of the following events occur: the contract is surrendered or you begin receiving annuity payments; a death claim is pending or paid; the owner is changed on the contract; any of the optional benefit riders you

22	PROSPECTUS

may have selected are terminated; your transfer rights have been restricted under the contract; assets in the variable investment options you specified are not available to process the transfer; or, at the time we attempt to process the AT, you are already invested in the maximum number of investment options.

The following requirements also apply to the AT program for each contract owned by you:

•	The contract accumulation value must be at least $10,000 in order to establish an AT order.

•	AT orders cannot be established if you are utilizing the dollar cost averaging and portfolio rebalancing programs.

•	AT orders cannot be established if you have an active living benefit rider on your contract.

•	AT orders cannot be established if you are receiving systematic partial withdrawals under your contract.

•	Only one AT buy order may be active at any one time.

•	Multiple AT sell orders are permitted at any time, but each AT sell order must be from a different variable investment option.

•	If multiple AT sell and/or buy orders meet their respective specified criteria on the same day, all such AT orders will be processed on the next business day, unless we receive the appropriate cancellation instructions from you.

Our Automated Alert program offers you the ability to request an e-mail from us notifying you that: 1) a selected variable investment option either changes by a specified percentage or reaches a specific dollar amount, or; 2) your contract accumulation value reaches a certain amount or changes by a certain percentage. The Automated Alert is for your information only. No transaction will occur automatically as a result of either requesting an Automated Alert or receiving an e-mail from us informing you that your specified criteria has been met.

When an Automated Alert meets the criteria you specified, we will send you an e-mail notification to the e-mail address(es) that you provided to us at the time you requested the Automated Alert. It is your responsibility to ensure that the e-mail addresses that you provided to us are correct and are able to accept delivery of this e-mail notification. Nevertheless, we cannot guarantee that you will receive your Automated Alert e-mail. In the event you do not receive this e-mail, GIAC will not be responsible for any consequences arising out of any Automated Alert e-mails you do not receive.

GIAC reserves the right to discontinue or restrict the use of AT and Automated Alert privileges at any time, at its discretion. GIAC does not currently charge a fee for the AT and Automated Alert programs. However, we reserve the right to limit the frequency of ATs and Automated Alerts or to impose a charge for ATs and Automated Alerts. Other rights reserved by GIAC with respect to transfers are described in

PROSPECTUS	23

this prospectus, including the right to refuse transfers under certain conditions. See The accumulation period: Transfers.

THE ANNUITY PERIOD

When annuity payments begin

You choose the month and year in which we will begin paying annuity benefits. The first payment is made on the first day of the month. The date you choose can’t be later than the annuitant’s 85th birthday, unless we have agreed. Please note that this date may be determined by the retirement plan under which your annuity contract was issued.

How your annuity payments are calculated

Your annuity payments will be fixed, variable or a combination of both, depending on whether you have chosen a fixed-rate or a variable rate payment option. We use the following information to determine the annuity purchase rate when applying your accumulation value to an annuity payout option:

•	the table in your contract reflecting the gender and nearest age of the annuitant

•	the annuity payout option you choose, and

•	the investment returns of the variable investment options you choose, if you choose a variable payment option.

Certain guaranteed annuity purchase rates appear in a table in your contract. Currently, we are using annuity purchase rates that are more favorable to you than those in your contract. We may change these rates from time to time but the rate will never be less favorable than those guaranteed in your contract. The appropriate annuity purchase rate is then used to calculate the number of annuity units attributable to your selected investment options. You will be credited with these annuity units based on the amount applied to the payout option (your accumulation value less any applicable annuity taxes) on the processing date for your first annuity payment. The number of annuity units credited to you is fixed for the duration of the annuity period unless you reallocate among the investment options. Each of your variable annuity payments is determined by multiplying the number of annuity units for each investment option by the annuity unit value for the appropriate investment option on the payment processing date. Your annuity payment will be the sum of these amounts.

The number and amount of your annuity payments won’t be affected by the longevity of annuitants as a group. Nor will they be affected by an increase in our expenses over the amount we have charged in your contract.

We will make annuity payments once a month, except as follows:

•	Proceeds of less than $2,000 will be delivered in a single payment.

•	We may change the schedule of installment payments to avoid payments of less than $20.

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The assumed investment return is a critical assumption for calculating variable annuity payments. The first variable payment will be based on the assumed investment return of 4%. Subsequent payments will fluctuate based on the performance of the variable investment options you have chosen as compared to the assumed investment return. For each subsequent variable payment:

•	if the actual net annual return on investment equals 4% – the amount of your variable annuity payments will not change.

•	if the actual net annual return on investment is greater than 4% – the amount of your variable annuity payments will increase.

•	if the actual net annual return on investment is less than 4% – the amount of your variable annuity payments will decrease.

Variable annuity payout options

The payout options currently offered are discussed below. You can choose to have annuity payments made under any one of the variable or fixed-rate annuity payout options that are available. You can make your choice at any time before your annuity payments begin. At any time, we may discontinue any of these options or make additional options available.

All variable annuity payout options are designated with the letter “V.” After the first payment, the amount of variable annuity payments will increase or decrease to reflect the value of your variable annuity units. The value of the units will reflect the performance of the variable investment options chosen. This is why the amount of each payment will vary.

There are a variety of payout options for you to choose from that we’ve described below. If you do not make a choice, we will automatically select Option V-2. You may change options if you wish, provided you do so before we begin processing your first annuity payment.

Option V-1 – Life Annuity without Guaranteed Period

We make a payment once a month during the annuitant’s lifetime, ending with the payment preceding the annuitant’s death. This option allows for the maximum variable monthly payment because there is neither a guaranteed minimum number of payments nor a provision for a death benefit for beneficiaries. It is possible that we may only make one payment under this option, if the annuitant dies before the date of the second payment.

Option V-2 – Life Annuity with 10-Year Guaranteed Period

We make a payment once a month during the annuitant’s lifetime, but if the annuitant dies before 10 years’ worth of payments (120) are made, the remaining payments will be made to the beneficiary. The beneficiary can then choose to take all or part of the remaining payments in a lump sum at their current dollar value. If the beneficiary dies while receiving the payments, the balance will be paid in one sum at its current dollar value to the beneficiary’s estate.

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Option V-3 – Joint and Survivor Annuity

We make a payment once a month during the joint lifetimes of the annuitant and a designated second person, the joint annuitant. If one dies, payments will continue during the survivor’s lifetime, but the amount of the payment will be based on two-thirds of the number of annuity units when both parties were alive. It is possible that only one annuity payment will be made if both the annuitant and joint annuitant die before the date of the second payment.

Fixed-rate annuity payout options

All Fixed Annuity Payout Options are designated by the letter “F.”

Option F-1 – Life Annuity without Guaranteed Period

We make a fixed payment once a month during the annuitant’s lifetime, ending with the payment preceding the annuitant’s death. This option offers the maximum fixed payment because there is neither a guaranteed minimum number of fixed monthly payments nor a provision for a death benefit for beneficiaries. It is possible that we may only make one payment under this option, if the annuitant dies before the date of the second payment.

Option F-2 – Life Annuity with 10-Year Guaranteed Period

We make a fixed payment once a month during the annuitant’s lifetime, but if the annuitant dies before 10 years’ worth of payments (120) are made, the remaining payments will be made to the beneficiary. The beneficiary can then choose to take all or part of the remaining payments in a lump sum at their current dollar value. If the beneficiary dies while receiving the payments, the balance will be paid in one sum at its current dollar value to the beneficiary’s estate.

Option F-3 – Joint and Survivor Annuity

We make a fixed payment once a month during the joint lifetimes of the annuitant and a designated second person, the joint annuitant. If one dies, payments will continue during the survivor’s lifetime, but the amount of the payment will be based on two-thirds of the number of annuity units when both parties were alive. It is possible that only one annuity payment will be made if both the annuitant and joint annuitant die before the date of the second payment.

OTHER CONTRACT FEATURES

Death benefits

If you, or the annuitant you have named, dies before the date annuity payments begin, we pay a death benefit. In addition, you have the option of buying an enhanced death benefit rider which may provide a higher death benefit.

The regular death benefit is the greatest of:

•	the accumulation value of the contract at the end of the valuation period during which we receive proof of death minus any applicable annuity taxes;

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•	the total of all premiums paid, minus any partial withdrawals, any deferred sales charges previously paid on any withdrawals and annuity taxes; or

•	the accumulation value of your contract as of the first contract anniversary date following the date the Department of Insurance in your state approves this contract feature, plus any premiums paid on or after this anniversary, less any withdrawals and contingent deferred sales charges made after this anniversary and annuity taxes.

For annuitants aged 75 or older on the contract’s issue date, the death benefit will be the accumulation value at the end of the valuation period during which we receive proof of death.

Generally, your beneficiaries will be taxed on the gain in your annuity contract. Consult your tax adviser about the estate tax and income tax consequences of your particular situation.

We normally pay the death benefit within seven days of receiving in good order proof of death. However, we have the right to defer the payment of other contract benefits under certain circumstances. These are described under Surrenders and partial withdrawals.

If the annuitant is not the contract owner and dies on or before the date that annuity payments begin, we will pay the death benefits to the beneficiary. If the beneficiary has also died, we will pay the benefits to the contingent beneficiary. If a contingent beneficiary has not been named, then we will pay the benefits to you, the contract owner. However, if you are no longer living, we will pay the benefits to your estate.

If you are both the annuitant and the owner of the contract, and you die before the date annuity payments begin, we will pay the death benefit to your beneficiary, as described above. However, we must distribute your interest according to the Special requirements outlined below. In this situation, your beneficiary will become the new contract owner.

We will pay the death benefit in a lump sum unless:

•	You have chosen a different annuity payout option for the death benefit. We must receive notification of your choice at least three business days before we pay out the proceeds.

•	You, the contract owner, have not chosen a payout option and the beneficiary has. Again, we must receive the beneficiary’s request at least three business days before we pay out the proceeds, and within a year of the annuitant’s death.

If the death benefit proceeds will not be paid in one lump sum and the death benefit proceeds exceed the accumulation value of the contract as of the end of the valuation period during which we received proof of death in good order, GIAC will credit to the contract an amount equal to the difference between the death benefit proceeds and the accumulation value of the contract. Such amount will be credited to The Guardian Cash Fund investment option.

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Primary annuitant

Please note that the primary annuitant is determined in accordance with Section 72(s) of the Internal Revenue Code, which states that he or she is the person the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the contract.

If you are a contract owner but not the annuitant, and you die before the date annuity payments begin, then any joint contract owner will become the new contract owner. You may only name your spouse as a joint contract owner. If you have not named your spouse as joint contract owner, then your beneficiary will become the new contract owner. In the event of any contract owner’s death, we must distribute all of the owner’s interest in the contract according to the Special requirements outlined below.

Special requirements

If the contract owner dies, the following rules apply.

If the beneficiary is not your spouse, and you die before the date annuity payments begin, then we must distribute all of your interest in the contract within five years of your death.

These distribution requirements will be satisfied if any portion of the deceased contract owner’s interest:

•	is payable to, or for the benefit of, any new contract owner, and

•	will be distributed over the new contract owner’s life, or over a period not extending beyond the life expectancy of any new contract owner.

Under the above conditions, distributions must begin within one year of your death.

If the beneficiary (or sole surviving joint contract owner) is your spouse, he or she can continue the contract, assuming the role of contract owner.

If the owner of the contract is not an individual, then the primary annuitant will be treated as the contract owner. In this situation, any change in the annuitant will be treated as the death of the contract owner.

SPOUSAL CONTINUATION

Your contract may be continued under spousal continuation if:

•	you die and your spouse is the only named beneficiary on the date of your death; or

•	your contract has two joint owners, and

•	one but not both joint owners dies before annuity payments begin;

•	the two joint owners were married to each other on the date of the deceased owner’s death; and

•	both joint owners were the only named concurrent beneficiaries on the date of the deceased owner’s death.

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We must receive notice of election of spousal continuation by the 90th day after we receive proof in good order of the owner’s death. If the surviving spouse qualifies for spousal continuation and does not elect a method of death benefit payment by such 90th day, spousal continuation will be deemed to have been elected on that day. Spousal continuation will not satisfy minimum required distribution rules for qualified contracts other than IRAs.

Upon spousal continuation, if the death benefit proceeds that would have been paid upon the owner’s death exceed the accumulation value on the date used to calculate the death benefit, then we will credit The Guardian Cash Fund variable investment option with an amount equal to the difference between the death benefit proceeds and the accumulation value. If applicable, the surviving spouse will replace the deceased owner as annuitant or contingent annuitant. The death benefit payable under the continued contract is the accumulation value at the end of the valuation period during which we receive proof of death of the surviving spouse, minus any annuity taxes.

All premium payments made prior to spousal continuation will not be subject to a deferred sales charge. All provisions of the contract with respect to deferred sales charges will apply to the partial withdrawal or surrender of any premium payments made after spousal continuation.

Enhanced death benefits

Enhanced death benefit riders are available at certain times through special programs for contracts that have annuitants who are under age 75 at the time the rider is issued. If a death benefit is payable and one of these options is in force, the beneficiary will receive either the death benefit described above or the enhanced death benefit, whichever is greater.

Two riders are offered:

•	the 7 Year Enhanced Death Benefit Rider which has a daily charge based on an annual rate of 0.30% of the net assets of your variable investment options.

•	the Contract Anniversary Enhanced Death Benefit Rider, which has a daily charge based on an annual rate of 0.25% of the net assets of your variable investment options.

These riders are available only in states where they have been approved.

7 Year Enhanced Death Benefit Rider

The enhanced death benefit under this rider is calculated as follows:

•	The accumulation value of the contract at the end of the reset date immediately preceding the annuitant’s death:

–	plus any premiums paid after the reset date

–	minus any partial withdrawals after the reset date

–	minus any deferred sales charges applicable to withdrawals after the reset date and annuity taxes.

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The first reset date is the issue date of the rider. After this, each reset date will be each seventh rider anniversary date after that (i.e., the 7th, 14th, 21st and 28th rider anniversaries, and so on).

Contract Anniversary Enhanced Death Benefit Rider

The enhanced death benefit under this rider is calculated as follows:

•	the highest accumulation value of the contract on any contract anniversary before the annuitant’s 85th birthday:

–	plus any premiums paid after that rider anniversary

–	minus any partial withdrawals after that rider anniversary

–	minus any deferred sales charges and annuity taxes applicable to such withdrawals.

We will terminate either enhanced death benefit rider on the earliest of the following dates:

•	the date the enhanced death benefit is paid out

•	the date the contract terminates

•	the date of the annuitant’s 85th birthday

•	the date annuity payments begin

•	the date we receive a written termination request from you.

Once the rider is terminated, it cannot be reinstated. The death benefit reverts to the basic death benefit, and no further charges will be deducted for this benefit. Please see Death benefits. We reserve the right to offer or discontinue offering either enhanced death benefit rider at any time, without prior notice.

FINANCIAL INFORMATION

How we calculate unit values

When you choose a variable investment option, you accumulate variable accumulation units. With the fixed-rate option, you accumulate fixed accumulation units. To calculate the number of accumulation units you buy with each payment, we divide the amount you invest in each option by the value of units in the option. We use the unit value next calculated after we have received and accepted your payment. We calculate unit values at the close of business of the New York Stock Exchange, usually at 4:00 p.m. New York City time, each day the Exchange is open for trading and GIAC is open for business.

To determine the value of your account, we multiply the number of accumulation units in each option by the current unit value for the option.

We determine the value of a fixed accumulation unit by adding together its value at the end of the preceding valuation period and any interest credited to the unit since the end of that period.

30	PROSPECTUS

We determine the value of a variable accumulation unit by multiplying its value at the end of the preceding valuation period by the net investment factor for the current valuation period.

The net investment factor is a measure of the investment experience of each variable investment option. We determine the net investment factor for a given valuation period as follows:

•	At the end of the valuation period we add together the net asset value of a Fund share and its portion of dividends and distributions made by the Fund during the period.

•	We divide this total by the net asset value of the particular Fund share calculated at the end of the preceding valuation period.

•	Finally we add up the daily charges (mortality and expense risks, administrative expenses, any annuity taxes, and the enhanced death benefit rider where applicable) and subtract them from the above total.

Contract costs and expenses

The amount of a charge may not strictly correspond to the costs of providing the services or benefits indicated by the name of the charge or related to a particular contract, and we may profit from charges. For example, the contingent deferred sales charge may not fully cover all of the sales and distribution expenses actually incurred by GIAC, and proceeds from other charges, including the mortality and expense risk charge, may be used in part to cover these expenses.

No sales charges are deducted from your premium payments when you make them. However, the following charges do apply:

Expenses of the Funds

The Funds you choose through your variable investment options have their own management fees, 12b-1 fees, and general operating expenses. The deduction of these fees and expenses is reflected in the per-share value of the Funds. They are fully described in the Funds’ prospectuses.

Mortality and expense risk charge

You will pay a daily charge based on an annual rate of 1.15% of the net assets of your variable investment options to cover our mortality and expense risks. (Approximately 0.70% covers mortality risks, while the remaining 0.45% covers expense risks.) Mortality risks arise from our promise to pay death benefits and make annuity payments to each annuitant for life. Expense risks arise from the possibility that the amounts we deduct to cover sales and administrative expenses may not be sufficient. We expect a profit from this charge and we can use any such profit for any legitimate corporate purpose including paying distribution expenses for the contracts.

Administrative expenses

We deduct a yearly fee of $35 on each anniversary date of your contract during the accumulation period. To pay this charge, we will cancel the number of accumulation units that is equal in value to the fee. We cancel

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accumulation units in the same proportion as the percentage of the contract’s accumulation value attributable to each variable investment option and the fixed-rate option. If you surrender your contract before the contract anniversary date, we will still deduct the contract fee for that year.

In addition, the following charges may apply:

Contingent deferred sales charge

For single premium payment contracts, if you make a partial withdrawal from your account or surrender your contract, you will pay a deferred sales charge on any premium payment amount withdrawn during the first seven contract years measured from the date of issue. This charge compensates us for expenses related to the sale of contracts. These include commissions to registered representatives, as well as promotional expenses.

When we calculate the deferred sales charge, all amounts taken out are assumed to come from the oldest premium. We do this to minimize the amount you owe. The amount of the charge and the time period used to calculate it depend on the type of contract you have. The deferred sales charge associated with single premium payment contracts are listed in the table below.

Number of Contract Years Completed from Date of the Premium Payment	Contingent Deferred Sales Charge Percentage
1	6%
2	6%
3	5%
4	4%
5	3%
6	2%
7	1%
8+	0%

The deferred sales charge associated with flexible premium payment contracts is calculated as the lesser of:

•	6% of the premium payments you have made within seven contract years (84 months) before the date of your request for the withdrawal or surrender; or

•	6% of the amount withdrawn or surrendered.

Enhanced death benefit expenses

If you choose one of the enhanced death benefit riders and it is in effect, you will pay a daily charge based on an annual rate of up to 0.30% of the net assets of your variable investment options depending on the option chosen.

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Annuity taxes

Some states and municipalities may charge annuity taxes when premium payments are made or when you begin to receive annuity payments. These taxes currently range up to 3.5% of your premium payments. We may deduct the annuity tax either from your premium payment when made, or from the annuity payments on the date annuity payments begin.

In jurisdictions where the annuity tax is incurred when a premium payment is made, we deduct the amount from your premium payment at the time it is made. We reserve the right to pay the annuity tax on your behalf and then deduct the same amount from the value of your contract when you surrender it, or on your death, or it is applied under a payout option, whichever is first. We will do this only if permitted by applicable law.

Transfer charge

Currently, we do not charge for transfers. However, we reserve the right to charge up to $25 for each transfer. We will deduct this charge on a proportional basis from the options from which amounts are transferred.

Federal tax matters

The following summary provides a general description of the Federal income tax considerations associated with the contracts. It is not intended to be complete or to cover all tax situations or address state taxation issues. This summary is not intended as tax advice. You should consult a tax adviser for more complete information about your circumstances, any recent tax developments, and the impact of state tax laws. This summary is based on our understanding of the present Federal income tax laws. We make no representation as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service (IRS).

We believe that our contracts will qualify as annuity contracts for Federal income tax purposes, and the following summary assumes so. Further details are available in the Statement of Additional Information, under the heading Tax Status of the Contracts.

When you invest in an annuity contract, you usually don’t pay taxes on your investment gains until you withdraw the money – generally for retirement purposes. In this way, annuity contracts have been recognized by the tax authorities as a legitimate means of deferring tax on investment income.

We believe that if you are a natural person you won’t be taxed on increases in the accumulation value of a contract until a distribution occurs or until annuity payments begin. For these purposes, the agreement to assign or pledge any portion of a contact’s accumulation value and, in the case of a qualified contract (described below) any portion of an interest in the qualified plan generally will be treated as a distribution.

Deferring tax

When you invest in an annuity contract, you usually don’t pay taxes on your investment gains until you withdraw the money – generally for retirement purposes. In this way, annuity contracts have been recognized by the tax authorities as a legitimate means of deferring tax on investment income.

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Employer-

sponsored or independent?

If you invest in a variable annuity as part of a pension plan, individual retirement plan, or employer-sponsored retirement program, your contract is called a qualified contract. If your annuity is independent of any formal retirement or pension plan, it is termed a non-qualified contract.

When annuity payments begin, you generally will be taxed only on the investment gains you have earned and not on the payments you made to purchase the contract. Generally, withdrawals from your annuity should only be made once you reach age 59 1/2, die or are disabled; otherwise a 10% tax penalty may be applied against any amounts included in income. Additional exceptions may apply to distributions from a qualified contract. You should consult a tax adviser with regard to exceptions from the penalty tax.

If you invest in a variable annuity as part of a pension plan, individual retirement plan, or employer-sponsored retirement program, your contract is called a qualified contract. If your annuity is independent of any formal retirement or pension plan, it is termed a non-qualified contract.

Taxation of non-qualified contracts Non-natural person

If a non-natural person owns a non-qualified annuity contract, the owner generally must include in income any increase in the excess of the accumulation value over the investment in the contract (generally, the premiums or other consideration paid for the contract) during the taxable year. There are some exceptions to this rule, and a prospective owner that is not a natural person should discuss these with a tax adviser.

This following summary generally applies to contracts owned by natural persons.

Withdrawals before the annuity commencement date

When a withdrawal from a non-qualified contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to any excess of the accumulation value immediately before the distribution that exceeds the owner’s investment in the contract. Generally, the owner’s investment in the contract is the amount equal to the premiums or other consideration paid for the contract, reduced by any amounts previously distributed from the contract that were not subject to tax at that time. In the case of a surrender under a non-qualified contract, the amount received generally will be taxable only to the extent it exceeds the owner’s investment in the contract.

It is possible that the IRS may decide to consider the charges you may choose to pay for certain optional benefits offered through the contract to be taxable distributions to you which may also be subject to tax penalties if you are under age 59 1/2. You should consult your tax adviser before selecting any of the optional benefits available under this contract.

Penalty tax on certain withdrawals

In the case of a distribution from a non-qualified contract, a federal tax penalty may be imposed equal to 10% of the amount treated as income. However, there is generally no penalty on distributions that are:

•	made on or after the taxpayer reaches age 59 1/2,

•	made from an immediate annuity contract,

•	made on or after the death of an owner,

34	PROSPECTUS

•	attributable to the taxpayer’s becoming disabled, or

•	made as part of a series of substantially equal periodic payments for the life – or life expectancy – of the taxpayer.

If you receive systematic payments that you intend to qualify for the substantially equal periodic payment exception, changes to your systematic payments before you reach age 59 1/2 or within five years (whichever is later) after beginning your systematic payments will result in the retroactive imposition of the 10% tax penalty with interest. In addition, you should note that distributions made before you reach age 59 1/2 under any option that provides for a period certain annuity in connection with a deferred annuity contract may be subject to the 10% tax penalty.

Other exceptions may apply under certain circumstances. Special rules may also apply to the exceptions noted above. You should consult a tax adviser with regard to exceptions from the penalty tax.

Annuity payments

Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined so that you recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments begin. However, once your investment in the contract has been fully recovered, the full amount of each annuity payment is subject to tax as ordinary income.

Taxation of death benefits

Amounts may be distributed from a contract because of your death or the death of the annuitant. Generally, such amounts are included in the income of the recipient as follows:

•	if distributed in a lump sum, they are taxed in the same manner as a surrender of the contract

•	if distributed under a payout option, they are taxed in the same way as annuity payments.

Transfers, assignments and contract exchanges

Transferring or assigning ownership of a contract, designating an annuitant, selecting certain maturity dates or exchanging a contract may result in certain tax consequences to you that are not outlined here. For example, such transactions may result in federal gift taxes for you and federal and state income taxes for the new owner, annuitant or payee. If you are considering any such transaction, you should consult a professional tax adviser.

Withholding tax

Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability. However, recipients can generally choose not to have tax withheld from distributions.

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Separate account charges

It is possible that the IRS may take the position that fees deducted for certain optional benefits are deemed to be taxable distributions to you. In particular, the IRS may treat fees deducted for the optional benefits as taxable withdrawals, which might also be subject to a tax penalty if such withdrawals occur prior to age 59 1/2. Although we do not believe that the fees associated or any optional benefit provided under the contract should be treated as taxable withdrawals, you should consult your tax advisor prior to selecting any optional benefit under the contract.

Multiple contracts

All non-qualified deferred annuity contracts issued by GIAC or its affiliates to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount included in the contract owner’s income when a taxable distribution occurs.

Taxation of qualified contracts

Qualified arrangements receive tax-deferred treatment as a formal retirement or pension plan through provisions of the Internal Revenue Code. There is no added tax-deferred benefit of funding such qualified arrangements with tax-deferred annuities. While the contract will not provide additional tax benefits, it does provide other features and benefits such as death benefit protection and the possibility for income guaranteed for life.

Your rights under a qualified contract may be subject to the terms of the retirement plan itself, regardless of the terms of the qualified contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the contract comply with the law.

Individual Retirement Accounts (IRAs)

As defined in Sections 219 and 408 of the Internal Revenue Code, individuals are allowed to make annual contributions to an IRA of up to the lesser of the specified annual amount or 100% of the compensation includable in their gross income. All or a portion of these contributions may be deductible, depending on the person’s income.

Distributions from certain retirement plans may be rolled over into an IRA on a tax-deferred basis without regard to these limits. SIMPLE IRAs under Section 408(p) of the Internal Revenue Code and Roth IRAs under Section 408A may also be used in connection with variable annuity contracts.

SIMPLE IRAs allow employees to defer a percentage of annual compensation up to a specified annual amount, if the sponsoring employer makes matching or non-elective contributions that meet the requirements of the Internal Revenue Code. The penalty for a premature distribution from a SIMPLE IRA that occurs within the first two years after the employee begins to participate in the plan is 25%, instead of the usual 10%.

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Contributions to Roth IRAs are not tax-deductible, and contributions must be made in cash or as a rollover or transfer from another Roth IRA or IRA. You may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. A rollover or conversion of an IRA to a Roth IRA may be subject to tax.

Distributions from Roth IRAs are generally not taxed. In addition to the income tax and 10% penalty which generally applies to distributions of earnings made before age 59 1/2, income tax and a 10% penalty will be imposed for any distribution of earnings made from a Roth IRA during the five taxable years starting after you first contribute to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

Corporate pension and profit-sharing plans

Under Section 401(a) of the Internal Revenue Code, corporate employers are allowed to establish various types of retirement plans for employees, and self-employed individuals are allowed to establish qualified plans for themselves and their employees.

Adverse tax consequences to the retirement plan, the participant or both may result if the contract is transferred to any individual as a means of providing benefit payments, unless the plan complies with all applicable requirements before transferring the contract.

Tax-sheltered annuities

Under Section 403(b) of the Internal Revenue Code, public schools and other eligible employers are allowed to purchase annuity contracts and mutual fund shares through custodial accounts on behalf of employees. Generally, these purchase payments are excluded for tax purposes from employee gross incomes. However, these payments may be subject to FICA (Social Security) taxes.

Distributions of salary reduction contributions and earnings (other than your salary reduction accumulation as of December 31, 1988) are not allowed before age 59 1/2, severance from employment, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties.

Penalty tax on certain withdrawals – Distributions from certain qualified contracts may be subject to ordinary income taxes and a 10% federal tax penalty on the amount treated as income. However, there is generally no penalty on distributions that are:

•	made on or after the taxpayer reaches 59 1/2

•	made on or after the death of an owner

•	attributable to the taxpayer’s becoming disabled

•	made to pay deductible medical expenses

•	made to pay medical insurance premiums if you are unemployed

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•	made to pay for qualified higher education expenses

•	made for a qualified first time home purchase up to $10,000

•	for IRS levies, or

•	made as part of a series of substantially equal periodic payments for the life or life expectancy of the taxpayer.

If you receive systematic payments that you intend to qualify for the substantially equal periodic payment exception, changes to your systematic payments before you reach age 59 1/2 or within five years (whichever is later) after beginning your systematic payments will result in the retroactive imposition of the 10% tax penalty with interest. In addition, you should note that distributions made before you reach age 59 1/2 under any option that provides for a period certain annuity may fail to satisfy this exception and may be subject to the 10% tax penalty.

Other exceptions may apply under certain circumstances, and certain exemptions may not be applicable to all types of plans. Special rules may also apply to the exceptions noted above. You should consult a tax adviser with regard to exceptions from the tax penalty.

Other tax issues

You should note that the annuity contract includes a death benefit that in some cases may exceed the greater of the purchase payments or the contract value. The death benefit could be viewed as an incidental benefit, the amount of which is limited in any 401(a) or 403(b) plan. Because the death benefit may exceed this limitation, employers using the contract in connection with corporate pension and profit-sharing plans, or tax-sheltered annuities, should consult their tax adviser. The IRS has not reviewed the contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as those available under this contract comport with IRA qualification requirements.

In the case of a withdrawal under a qualified contract, a ratable portion of the amount received is taxable, generally based on the ratio of the “investment in the contract” to the individual’s total account balance or accrued benefit under the retirement plan. The “investment in the contract” generally equals the amount of any non-deductible purchase payments paid by or on behalf of any individual. In many cases, the “investment in the contract” under a qualified contract can be zero.

Qualified contracts other than Roth IRAs have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan, adoption agreement or consult a tax adviser for more information about these distribution rules. If you are attempting to satisfy these rules through partial withdrawals before the annuity commencement date, the value of any enhanced death benefit or other optional rider may need to be included in calculating the amount required to be distributed. Consult a tax advisor.

38	PROSPECTUS

Pension and annuity distributions generally are subject to withholding for the recipient’s federal income tax liability at rates that vary according to the type of distribution and the recipient’s tax status. Recipients generally are provided the opportunity to elect not to have tax withheld from distributions. Taxable “eligible rollover distributions” from section 401(a), 403(a), 403(b), and governmental 457 plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution to an employee (or the employee’s surviving spouse in the case of the employee’s death, or to the employee’s former spouse in the case of an alternate payee under a qualified domestic relations order) from such a plan, except certain distributions such as distributions required by the Internal Revenue Code, hardship distributions, or distributions in a specified annuity form. The 20% withholding does not apply, however, if the employee chooses a direct rollover from the plan to a tax-qualified plan, 403(b) plan, IRA or governmental 457(b) Plan that separately accounts for rollover amounts.

Federal Estate Taxes

While no attempt is being made to discuss the federal estate tax implications of the contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Generation-Skipping Transfer Tax

Under certain circumstances, the Internal Revenue Code may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contract owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

Annuity purchases by nonresident aliens and foreign corporations

The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.

Our income taxes

At the present time, we make no charge for any Federal, state or local taxes – other than the charge for state and local premium taxes that we

Gender-neutral

and gender-distinct tables

As a result of a 1983 U.S. Supreme Court ruling, employer-related plans must use rate tables that are gender-neutral to calculate annuity purchase rates. We have revised our tables for employer-related plans and filed them in the states where we do business. We will continue to use our gender-distinct tables in all other contracts, unless it is prohibited by state law. In those cases our gender-neutral tables will be used.

PROSPECTUS	39

incur – that may be attributable to the investment divisions of the Separate Account or to the contracts. We do have the right in the future to make additional charges for any such tax or other economic burden resulting from the application of the tax laws that we determine is attributable to the investment divisions of the Separate Account or the contracts.

Under current laws in several states, we may incur state and local taxes in addition to premium taxes. These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

The benefit of any foreign tax credits attributable to taxes paid by certain variable investment options to foreign jurisdictions can not be passed through to you and thus we may benefit from such credits to the extent permitted under federal tax law.

Possible tax law changes

Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the contracts could change by legislation or otherwise. You should consult a tax adviser with respect to legislative developments and their effect on the contracts.

We have the right to modify the contracts in response to legislative changes that could otherwise diminish the favorable tax treatment annuity contract owners currently receive. We make no guarantee regarding the tax status of any contract and do not intend this summary as tax advice.

Performance results

From time to time, we may show performance information for the Separate Account’s investment divisions in advertisements, sales literature or other materials provided to existing or prospective contract owners. These materials are based upon historical information and are not necessarily representative of future performance. More detail about historical performance appears in the Statement of Additional Information. When we show performance, we’ll always include SEC standard performance, which reflects all fees and charges for specified periods. We may also show non-standard performance, for example, without showing the effect of certain charges such as deferred sales charges.

Among the key performance measures we use are total returns and yields.

Total returns include: average annual total return, total return, and change in accumulation unit value – all of which reflect the change in the value of an investment in an investment division of the Separate Account over a specified period, assuming the reinvestment of all income dividends and capital gains distributions.

Yield figures may be quoted for investments in shares of The Guardian Cash Fund and other investment divisions. Current yield is a measure of

40	PROSPECTUS

the income earned on a hypothetical investment over a specified base period of seven days for The Guardian Cash Fund investment division, and 30 days (or one month) for other investment divisions. Effective yield is another measure which may be quoted by The Guardian Cash Fund investment division, which assumes that the net investment income earned during a base period will be earned and reinvested for a year. Yields are expressed as a percentage of the value of an accumulation unit at the beginning of the base period. Yields are annualized, which assumes that an investment division will generate the same level of net investment income over a one-year period. However, yields fluctuate daily.

Advertisements and sales literature for the Separate Account’s investment divisions may compare a Fund’s performance to that of investments offered through the separate accounts of other insurance companies that have similar investment objectives or programs. Promotional material may also compare a Fund’s performance to one or more indices of the types of securities which the Fund buys and sells for its portfolio. Performance comparisons may be illustrated by tables, graphs or charts. Additionally, promotional material may refer to:

•	the types and characteristics of certain securities

•	features of a Fund’s portfolio

•	financial markets

•	historical, current or perceived economic trends, and

•	topics of general investor interest, such as personal financial planning.

In addition, advertisements and sales literature may refer to or reprint all or portions of articles, reports or independent rankings or ratings which relate specifically to the investment divisions or to other comparable investments. However, such material will not be used to indicate future performance.

Advertisements and sales literature about the variable annuity contracts and the Separate Account may also refer to ratings given to GIAC by insurance company rating organizations such as:

•	Moody’s Investors Service, Inc.

•	Standard & Poor’s Ratings Group

•	A.M. Best & Co.

•	Duff & Phelps.

These ratings relate only to GIAC’s ability to meet its obligations under the contracts’ fixed-rate option and to pay death benefits provided under the contracts, not to the performance of the variable investment options.

Further information about the performance of each investment division is contained in their respective annual reports, which may be obtained from GIS free of charge.

PROSPECTUS	41

YOUR RIGHTS AND RESPONSIBILITIES

Voting rights

We own the Fund’s shares, but you may have voting rights in the various Funds. To the extent that we are required by law, we will cast our votes according to the instructions of those contract owners who have an interest in variable investment options investing in Funds holding a shareholder vote, as of the shareholder meeting record date. Those votes for which we receive no instructions will be voted in the same proportion as those we have received instructions for. We’ll solicit instructions when the Funds hold shareholder votes. We have the right to restrict contract owner voting instructions if the laws change to allow us to do so.

The owner of the contract has voting rights until the date annuity payments begin. After that date, rights switch to the annuitant. Voting rights diminish with the reduction of your contract value. The fixed-rate option has no voting rights.

TELEPHONE AND ELECTRONIC SERVICES

We will process certain transactions by telephone if you have authorized us to do so. We currently take fund transfer requests and changes in future allocations over the phone. If you would like this privilege, please complete an authorization form, or complete the appropriate section of your application. Once we have your authorization on file, you can authorize permitted transactions over the telephone by calling 1-800-533-0099 between 9:00 a.m. and the close of the New York Stock Exchange, generally 4:00 p.m. New York City time, on any day we are open for business.

In addition to telephone services, in the future we anticipate offering you the ability to use your personal computer to receive documents electronically, review your account information and to perform other specified transactions. We will notify you as these electronic services become available. At that time, if you want to participate in any or all of our electronic programs, we will ask that you visit our website for information and registration. You may also be able to register by other forms of communication. If you choose to participate in the electronic document delivery program, you will receive financial reports, prospectuses, confirmations and other information via the Internet. You will not receive paper copies.

Generally, you are automatically eligible to use these services when they are available. You must notify us if you do not want to participate in any or all of these programs. You may reinstate these services at any time. You bear the risk of possible loss if someone gives us unauthorized or fraudulent registration or instructions for your account so long as we believe the registration or instructions to be genuine and we have followed reasonable procedures to confirm that the registration or instructions communicated by telephone or electronically are genuine. If we do not follow reasonable procedures to confirm that the registration or instructions communicated by telephone or electronically are genuine, we may be liable for any losses. Please take precautions to protect

42	PROSPECTUS

yourself from fraud. Keep your account information and PIN number private and immediately review your statements and confirmations. Contact us immediately about any transactions you believe to be unauthorized.

We may change, suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right to refuse any transaction request that we believe would be disruptive to contract administration or is not in the best interests of the contractowners or the Separate Account. Telephone and Internet services may be interrupted or response times slow if we are experiencing physical or technical difficulties, or economic or market emergency conditions. While we are experiencing such difficulties we ask you to send your request by regular or express mail and we will process it using the accumulation unit value first calculated after we receive the request. We will not be responsible or liable for: any inaccuracy, error or delay in or omission of any information you transmit or deliver to us; any loss or damage you may incur because of such inaccuracy, error, delay, omission or non-performance; or any interruption resulting from emergency circumstances.

Your right to cancel the contract

During the 10-day period after receiving your contract, the free-look period, you have the right to examine your contract and return it for cancellation if you change your mind about buying it. Longer periods may apply in some states.

Upon cancellation and as required by state law or regulation, we’ll refund to you either:

•	the total amount you paid for the contract; or

•	the sum of the surrender value of the contract, plus the difference between the premiums you paid (including any contract fees or other charges) and the amounts allocated to the variable and fixed-rate investment options under the contract.

Distribution of the contract

The variable annuity contracts are sold by insurance agents who are licensed by GIAC and who are either registered representatives of Guardian Investor Services LLC (GIS) or of broker-dealer firms which have entered into sales agreements with GIS and GIAC. GIS and such other broker-dealers (including Park Avenue Securities LLC, a wholly owned subsidiary of GIAC) are members of the National Association of Securities Dealers, Inc.

GIAC will generally pay commissions to these individuals or broker-dealer firms for the sale of contracts. When we compensate a firm, the representative responsible for the sale of the contract will receive a portion of the compensation based on the practice of the firm. Commissions may vary, but will not exceed the limits of applicable laws and regulations.

PROSPECTUS	43

Currently, there are several compensation programs from which these individuals or firms may choose. One compensation program is based on a percentage of each contract premium payment up to a maximum of 7%. The other compensation programs provide a lower initial commission on each premium payment but allow for ongoing annual compensation based on a percentage of the contract value. Typically, the additional annual compensation begins only after the completion of a certain number of contract years. Also, additional annual compensation may be payable while certain contract riders are in effect. The maximum annual compensation possible based on contract value is 1%.

We reserve the right to pay any compensation permissible under applicable state law and regulations, including for example, additional sales or service compensation while a contract is in force or additional amounts paid in connection with special promotional incentives. In addition, we may compensate certain individuals or firms for the sale of contracts in the form of commission overrides, expense allowances, bonuses, wholesaler fees and training allowances. Individuals may also qualify for non-cash compensation such as expense-paid trips and educational seminars.

If you return your contract under the right to cancel provisions, the representative may have to return some or all of any commissions we have paid.

The fees and charges imposed under the contract defray the costs of commissions and other sales expenses. You are not charged directly for commissions or other compensation paid for the sale of contracts.

The principal underwriter of the contracts is GIS, located at 7 Hanover Square, New York, New York 10004.

44	PROSPECTUS

SPECIAL TERMS USED IN THIS PROSPECTUS

Accumulation Period: The period between the issue date of the contract and the retirement date.

Accumulation Unit: A measure used to determine the value of a contract owner’s interest under the contract before annuity payments begin. The contract has variable accumulation units and fixed accumulation units.

Accumulation Value: The value of all the accumulation units in the variable investment options and/or the fixed-rate option credited to a contract.

Annuitant: The person on whose life the annuity payments are based and on whose death, prior to the retirement date, benefits under the contract are paid.

Retirement Date: The date on which annuity payments under the contract begin.

Annuity Payments: Periodic payments, either variable or fixed in nature, made by GIAC to the contract owner at monthly intervals after the retirement date.

Annuity Unit: A measure used to determine the amount of any variable annuity payment.

Business Day: Each day the New York Stock Exchange is open for trading and GIAC is open for business.

Contract Anniversary Date: The annual anniversary measured from the issue date of the contract.

Contract owner: You (or your); the person(s) or entity designated as the owner in the contract.

Funds: The open-end management investment companies, each corresponding to a variable investment option. The Funds are listed on the front cover of this prospectus.

Good Order: Notice from any party authorized to initiate a transaction under this contract, received in a format satisfactory to GIAC at its customer service office, that contains all information required by GIAC to process that transaction. For telephone transfer instructions, good order also means that the telephone call must be received on a business day and completed no later than the close of the New York Stock Exchange, generally 4:00 p.m. New York City time, on that day in order to receive that day’s unit values.

Valuation Period: The time period from the determination of one accumulation unit and annuity unit value to the next.

Variable Investment Options: The Funds underlying the contract are the variable investment options – as distinguished from the fixed-rate option – available for allocations of net premium payments and accumulation values.

PROSPECTUS	45

OTHER INFORMATION

Legal Proceedings

The Separate Account, GIAC and GIS are not parties to any pending material legal proceeding.

Where to get more information

Our Statement of Additional Information (SAI) has more details about the contracts described in this prospectus. If you would like a free copy, please call us toll-free at 1-800-221-3253, or write to us at the following address:

The Guardian Insurance & Annuity Company, Inc.

Customer Service Office

Box 26210

Lehigh Valley, Pennsylvania 18002

The SAI contains the following information:

•	Services to the Separate Account

•	Annuity payments

•	Tax status of the contracts

•	Calculation of Yield Quotations for The Guardian Cash Fund

•	Valuation of assets of the Separate Account

•	Transferability restrictions

•	Experts

•	Financial Statements

46	PROSPECTUS

APPENDIX A – SUMMARY FINANCIAL INFORMATION

The following two charts containing accumulation unit information for the time periods indicated are derived from the financial statements of Separate Account D, which were audited by PricewaterhouseCoopers LLP, independent registered public accounting firm for the year ending December 31, 2004. The data in the charts should be read in conjunction with the financial statements, related notes and other financial information for Separate Account D which are included in the Statement of Additional Information.

The Separate Account commenced operations on January 16, 1990. All accumulation unit values when they first became available began at an accumulation unit value of $10.00. If no data appears for a particular accumulation unit value, then that funding option was not available at that time or there were no outstanding accumulation units. The accumulation unit value as indicated for the end of one year is also the accumulation unit value at the beginning of the next year.

There are no outstanding accumulation units for contracts including the contract anniversary death benefit rider. Therefore, no information is presented in the table for this contract type.

Variable accumulation unit value for an accumulation unit value outstanding throughout the period:

		CONTRACT TYPE
INVESTMENT OPTION	YEAR END	BASIC	7-YEAR DEATH BENEFIT RIDER
The Guardian Cash Fund	2004	$15.24	$11.28
	2003	15.28	11.35
	2002	15.36	11.44
	2001	15.35	11.47
	2000	14.99	11.23
	1999	14.30	10.75
	1998	13.81	10.41
	1997	13.29	10.05
	1996	12.79
	1995	12.32
The Guardian Stock Fund	2004	34.66	9.79
	2003	33.08	9.37
	2002	27.55	7.83
	2001	35.23	10.04
	2000	45.37	12.97
	1999	56.24	16.11
	1998	43.37	12.48
	1997	36.61	10.56
	1996	27.31
	1995	21.78
The Guardian Bond Fund	2004	24.32	14.00
	2003	23.61	13.64
	2002	22.81	13.21
	2001	21.08	12.24
	2000	19.59	11.41
	1999	18.01	10.53
	1998	18.37	10.77
	1997	17.20	10.11
	1996	15.96
	1995	15.70
The Guardian Small Cap Stock Fund	2004	16.51	14.49
	2003	14.50	12.77
	2002	10.23	9.03
	2001	12.25	10.85
	2000	13.44	11.94
	1999	14.07	12.54
	1998	10.54	9.42
	1997	11.31	10.14
The Guardian VC 500 Index Fund	2004	8.88	8.76
	2003	8.12	8.04
	2002	6.41	6.36
	2001	8.36	8.32
	2000	9.60	9.58

APPENDIX	PROSPECTUS	47

The Guardian Insurance & Annuity Company, Inc.

APPENDIX A

		CONTRACT TYPE
INVESTMENT OPTION	YEAR END	BASIC	7-YEAR DEATH BENEFIT RIDER
The Guardian VC Asset Allocation Fund	2004	$10.24	$10.10
	2003	9.39	9.29
	2002	7.44	7.38
	2001	9.39	9.35
	2000	10.44	10.42
The Guardian VC High Yield Bond Fund	2004	12.40	12.23
	2003	11.49	11.37
	2002	9.85	9.78
	2001	9.84	9.79
	2000	9.61
The Guardian VC Low Duration Bond Fund	2004	10.01	9.99
The Guardian UBS VC Large Cap Value Fund	2004	11.22	11.20
The Guardian UBS VC Small Cap Value Fund	2004	11.48	11.46
Gabelli Capital Asset Fund	2004	29.80	18.67
	2003	26.09	16.39
	2002	19.48	12.28
	2001	23.00	14.54
	2000	22.69	14.39
	1999	21.75	13.83
	1998	18.36	11.71
	1997	16.63	10.64
	1996	11.80
	1995	10.75
Baillie Gifford International Growth Fund	2004	21.91	12.78
	2003	18.99	11.11
	2002	14.77	8.67
	2001	18.16	10.69
	2000	23.08	13.63
	1999	29.18	17.28
	1998	21.22	12.61
	1997	17.72	10.56
	1996	16.01
	1995	14.04
Baillie Gifford Emerging Markets Fund	2004	17.03	16.96
	2003	13.95	13.93
	2002	9.17	9.18
	2001	9.90	9.95
	2000	9.42	9.50
	1999	13.20	13.35
	1998	7.75	7.86
	1997	10.71	10.89
	1996	10.63
	1995	8.63
Value Line Centurion Fund	2004	38.21	11.33
	2003	34.66	10.31
	2002	29.35	8.75
	2001	38.52	11.53
	2000	46.59	13.98
	1999	53.84	16.21
	1998	42.48	12.82
	1997	33.71	10.21
	1996	28.10
	1995	24.22
Value Line Strategic Asset Management Trust	2004	42.15	14.90
	2003	38.01	13.48
	2002	33.00	11.73
	2001	38.16	13.61
	2000	44.33	15.86
	1999	43.99	15.79
	1998	35.80	12.89
	1997	28.42	10.26
	1996	24.85
	1995	21.70

48	PROSPECTUS	APPENDIX

The Guardian Insurance & Annuity Company, Inc.

APPENDIX A

		CONTRACT TYPE
INVESTMENT OPTION	YEAR END	BASIC	7-YEAR DEATH BENEFIT RIDER
AIM V.I. Capital Appreciation Fund	2004	$7.29	$7.19
	2003	6.92	6.84
	2002	5.40	5.36
	2001	7.23	7.19
	2000	9.53	9.51
AIM V.I. Global Utilities Fund	2004	7.82	7.71
	2003	6.35	6.28
	2002	5.40	5.35
	2001	7.33	7.30
	2000	10.29	10.27
AIM V.I. Premier Equity Fund	2004	7.13	7.04
	2003	6.82	6.75
	2002	5.52	5.48
	2001	8.00	7.97
	2000	9.26	9.24
AllianceBernstein Growth & Income Portfolio	2004	11.48	11.39
	2003	10.44	10.39
	2002	7.99	7.98
AllianceBernstein Premier Growth Portfolio	2004	10.34	10.26
	2003	9.65	9.61
	2002	7.92	—
AllianceBernstein Technology Portfolio	2004	10.04	9.96
	2003	9.67	9.62
	2002	6.80	—
AllianceBernstein Value Portfolio	2004	12.10	12.00
	2003	10.80	10.74
	2002	8.50	8.49
Davis Financial Portfolio	2004	12.75	12.57
	2003	11.69	11.57
	2002	8.95	8.88
	2001	10.89	10.84
	2000	12.29	12.27
Davis Real Estate Portfolio	2004	22.12	21.82
	2003	16.78	16.60
	2002	12.41	12.32
	2001	11.86	11.80
	2000	11.37	11.35
Davis Value Portfolio	2004	10.80	10.65
	2003	9.72	9.62
	2002	7.58	7.52
	2001	9.16	9.11
	2000	10.34	10.32
Fidelity VIP Contrafund Portfolio (Service Class)	2004	11.26	11.11
	2003	9.88	9.77
	2002	7.78	7.72
	2001	8.69	8.65
	2000	10.04	10.02
Fidelity VIP Equity-Income Portfolio (Service Class)	2004	11.89	11.73
	2003	10.80	10.68
	2002	8.39	8.32
	2001	10.22	10.18
	2000	10.90	10.88
Fidelity VIP Growth Opportunities Portfolio (Service Class)	2004	8.39	8.27
	2003	7.93	7.84
	2002	6.19	6.14
	2001	8.01	7.98
	2000	9.48	9.46
Fidelity VIP Mid Cap Portfolio (Service Class)	2004	18.27	18.02
	2003	14.81	14.65
	2002	10.82	10.73
	2001	12.14	12.09
	2000	12.71	12.69

APPENDIX	PROSPECTUS	49

The Guardian Insurance & Annuity Company, Inc.

APPENDIX A

		CONTRACT TYPE
INVESTMENT OPTION	YEAR END	BASIC	7-YEAR DEATH BENEFIT RIDER
Templeton Growth Securities (Class 2)	2004	$11.92	$11.83
	2003	10.39	10.34
	2002	7.96	7.94
Janus Aspen Mid Cap Growth Portfolio (Institutional Shares)	2004	5.75	5.67
	2003	4.82	4.77
	2002	3.61	3.58
	2001	5.07	5.04
	2000	8.46	8.45
Janus Aspen Capital Appreciation Portfolio (Institutional Shares)	2004	8.29	8.18
	2003	7.10	7.02
	2002	5.95	5.91
	2001	7.14	7.11
	2000	9.23	9.21
Janus Aspen Growth Portfolio (Institutional Shares)	2004	6.74	6.64
	2003	6.52	6.45
	2002	5.01	4.97
	2001	6.89	6.86
	2000	9.26	9.25
Janus Aspen Worldwide Growth Portfolio (Institutional Shares)	2004	6.55	6.46
	2003	6.33	6.26
	2002	5.16	5.12
	2001	7.01	6.97
	2000	9.14	9.12
MFS Emerging Growth Series (Initial Class)	2004	5.74	5.66
	2003	5.14	5.09
	2002	3.99	3.96
	2001	6.10	6.07
	2000	9.28	9.26
MFS Investors Trust Series (Initial Class)	2004	11.29	11.33
	2003	10.25	10.32
	2002	8.49	8.58
	2001	10.87	11.01
	2000	13.08	13.29
	1999	13.26	13.51
	1998	12.57	12.84
	1997	10.40	10.66
MFS New Discovery Series (Initial Class)	2004	9.35	9.22
	2003	8.88	8.78
	2002	6.72	6.66
	2001	9.94	9.89
	2000	10.59	10.57
MFS Research Series (Initial Class)	2004	7.94	7.83
	2003	6.93	6.86
	2002	5.62	5.58
	2001	7.54	7.50
	2000	9.68	9.67
MFS Total Return Series (Initial Class)	2004	13.20	13.02
	2003	12.00	11.87
	2002	10.43	10.35
	2001	11.13	11.08
	2000	11.23	11.21
Van Kampen Life Investment Trust Government Portfolio (Class II)	2004	10.95	10.86
	2003	10.66	10.61
	2002	10.63	10.60
Van Kampen Life Investment Trust Growth and Income Portfolio (Class II)	2004	11.73	11.63
	2003	11.40	10.35
	2002	8.24	8.22

50	PROSPECTUS	APPENDIX

The Guardian Insurance & Annuity Company, Inc.

APPENDIX A

		CONTRACT TYPE
INVESTMENT OPTION	YEAR END	BASIC	7-YEAR DEATH BENEFIT RIDER
The Guardian Cash Fund	2004	$4,190,389	$338,042
	2003	6,028,620	519,552
	2002	9,456,907	860,964
	2001	11,101,327	1,031,906
	2000	9,596,904	845,837
	1999	13,934,054	1,084,454
	1998	14,263,345	626,778
	1997	13,909,645	259,478
	1996	14,702,759
	1995	14,168,060
The Guardian Stock Fund	2004	15,859,297	3,482,087
	2003	19,451,754	4,533,013
	2002	23,054,222	5,487,176
	2001	29,533,253	7,249,644
	2000	37,104,107	9,362,793
	1999	41,964,138	10,190,342
	1998	50,156,253	7,683,675
	1997	55,579,619	3,990,332
	1996	50,275,930
	1995	43,472,046
The Guardian Bond Fund	2004	4,840,852	695,823
	2003	6,031,101	829,181
	2002	7,821,403	1,267,625
	2001	7,731,557	1,109,572
	2000	7,511,758	916,576
	1999	9,203,256	1,145,593
	1998	11,326,075	915,799
	1997	12,034,797	317,240
	1996	12,663,085
	1995	13,111,356
The Guardian Small Cap Stock Fund	2004	2,558,961	208,232
	2003	2,772,437	242,228
	2002	2,765,735	225,006
	2001	2,868,390	292,911
	2000	3,557,758	410,859
	1999	3,010,741	706,437
	1998	3,733,815	820,470
	1997	3,681,360	542,814
The Guardian VC 500 Index Fund	2004	1,656,828	145,679
	2003	1,379,012	129,107
	2002	1,082,762	68,471
	2001	864,060	72,521
	2000	115,262	1,582
The Guardian VC Asset Allocation Fund	2004	286,518	44,380
	2003	334,663	48,638
	2002	193,575	23,022
	2001	265,382	19,408
	2000	78,464	3,520
The Guardian VC High Yield Bond Fund	2004	422,305	41,269
	2003	544,707	32,253
	2002	250,105	20,525
	2001	204,845	2,876
	2000	36,359	—
The Guardian VC Low Duration Bond Fund	2004	72,405	4,695
The Guardian UBS VC Large Cap Value Fund	2004	39,504	4,127
The Guardian UBS VC Small Cap Value Fund	2004	53,959	5,809

APPENDIX	PROSPECTUS	51

The Guardian Insurance & Annuity Company, Inc.

APPENDIX A

		CONTRACT TYPE
INVESTMENT OPTION	YEAR END	BASIC	7-YEAR DEATH BENEFIT RIDER
Gabelli Capital Asset Fund	2004	$2,981,934	$551,832
	2003	3,359,412	642,777
	2002	3,585,124	618,497
	2001	4,047,602	767,170
	2000	3,881,708	733,340
	1999	4,615,764	1,089,293
	1998	5,301,775	974,320
	1997	4,972,853	570,583
	1996	3,748,050
	1995	2,148,368
Baillie Gifford International Growth Fund	2004	4,422,669	491,691
	2003	5,016,733	570,045
	2002	5,987,351	661,898
	2001	7,402,239	838,502
	2000	9,771,054	1,154,056
	1999	11,223,178	1,457,210
	1998	13,245,135	1,040,689
	1997	14,456,736	513,510
	1996	15,094,820
	1995	13,864,952
Baillie Gifford Emerging Markets Fund	2004	1,744,987	103,954
	2003	1,765,901	105,459
	2002	1,871,531	119,705
	2001	2,046,816	147,733
	2000	2,482,908	184,854
	1999	3,055,038	353,384
	1998	2,924,415	356,230
	1997	4,422,388	327,148
	1996	3,371,380
	1995	1,440,233
Value Line Centurion Fund	2004	3,393,467	548,405
	2003	3,933,358	680,930
	2002	4,639,161	806,359
	2001	5,814,117	1,018,409
	2000	7,206,185	1,235,716
	1999	8,400,109	1,532,459
	1998	9,176,837	1,044,912
	1997	10,475,161	628,226
	1996	5,944,240
	1995	9,664,499
Value Line Strategic Asset Management Trust	2004	10,048,251	1,898,314
	2003	11,751,872	2,291,584
	2002	13,812,779	2,849,392
	2001	17,377,163	3,731,307
	2000	20,945,510	4,407,994
	1999	23,900,039	4,795,070
	1998	27,209,665	3,004,574
	1997	30,381,124	1,389,018
	1996	31,212,411
	1995	28,610,833
AIM V.I. Capital Appreciation Fund	2004	298,675	14,079
	2003	376,901	19,618
	2002	374,146	29,466
	2001	543,701	47,001
	2000	554,443	59,188
AIM V.I. Global Utilities Fund	2004	135,144	11,261
	2003	95,181	10,169
	2002	79,695	5,580
	2001	132,578	3,843
	2000	55,284	4,021
AIM V.I. Premier Equity Fund	2004	335,796	34,692
	2003	402,344	38,149
	2002	499,838	52,287
	2001	752,786	67,962
	2000	347,685	10,882

52	PROSPECTUS	APPENDIX

The Guardian Insurance & Annuity Company, Inc.

APPENDIX A

		CONTRACT TYPE
INVESTMENT OPTION	YEAR END	BASIC	7-YEAR DEATH BENEFIT RIDER
AllianceBernstein Growth & Income Portfolio	2004	$313,203	$14,911
	2003	274,508	13,687
	2002	20,036	15,252
AllianceBernstein Premier Growth Portfolio	2004	80,413	3,840
	2003	92,599	12,811
	2002	2,790	—
AllianceBernstein Technology Portfolio	2004	92,947	8,078
	2003	129,071	21,733
	2002	8,947	—
AllianceBernstein Value Portfolio	2004	186,998	15,792
	2003	138,117	17,763
	2002	81,202	6,409
Davis Financial Portfolio	2004	281,870	14,394
	2003	261,056	16,672
	2002	278,025	15,238
	2001	375,499	26,910
	2000	163,662	35,571
Davis Real Estate Portfolio	2004	715,821	57,909
	2003	551,741	92,493
	2002	451,483	76,056
	2001	163,258	24,931
	2000	101,524	15,795
Davis Value Portfolio	2004	1,617,875	114,091
	2003	1,528,017	159,032
	2002	1,474,930	182,897
	2001	1,622,210	160,700
	2000	772,430	47,021
Fidelity VIP Contrafund Portfolio (Service Class)	2004	2,016,470	329,779
	2003	1,698,765	290,615
	2002	1,463,397	104,305
	2001	930,322	75,177
	2000	255,412	15,882
Fidelity VIP Equity-Income Portfolio (Service Class)	2004	1,145,660	80,771
	2003	1,103,792	100,233
	2002	951,416	105,347
	2001	729,421	104,223
	2000	67,729	14,151
Fidelity VIP Growth Opportunities Portfolio (Service Class)	2004	258,554	19,604
	2003	242,013	12,425
	2002	81,416	3,134
	2001	87,433	5,751
	2000	21,115	1,719
Fidelity VIP Mid Cap Portfolio (Service Class)	2004	2,021,626	204,288
	2003	1,803,176	215,521
	2002	1,744,068	124,077
	2001	1,398,815	89,713
	2000	1,167,489	96,187
Templeton Growth Securities (Class 2)	2004	497,397	56,925
	2003	273,913	31,235
	2002	118,224	16,394
Janus Aspen Mid Cap Growth Portfolio (Institutional Shares)	2004	567,569	41,890
	2003	560,184	38,524
	2002	434,736	14,310
	2001	615,473	48,567
	2000	868,436	32,561
Janus Aspen Capital Appreciation Portfolio (Institutional Shares)	2004	478,003	41,956
	2003	574,029	37,362
	2002	612,471	42,989
	2001	664,090	60,384
	2000	458,794	31,021

APPENDIX	PROSPECTUS	53

The Guardian Insurance & Annuity Company, Inc.

APPENDIX A

		CONTRACT TYPE
INVESTMENT OPTION	YEAR END	BASIC	7-YEAR DEATH BENEFIT RIDER
Janus Aspen Growth Portfolio (Institutional Shares)	2004	$334,275	$32,296
	2003	444,434	33,925
	2002	533,613	42,965
	2001	732,194	131,473
	2000	549,607	93,712
Janus Aspen Worldwide Growth Portfolio (Institutional Shares)	2004	699,959	50,534
	2003	951,615	67,972
	2002	1,315,032	129,084
	2001	1,510,751	206,264
	2000	1,064,845	124,924
MFS Emerging Growth Series (Initial Class)	2004	246,274	19,557
	2003	340,505	77,736
	2002	226,639	21,092
	2001	351,543	16,806
	2000	310,649	17,227
MFS Investors Trust Series (Initial Class)	2004	665,986	52,947
	2003	797,093	89,002
	2002	971,716	102,276
	2001	1,377,253	225,960
	2000	1,708,374	272,814
	1999	2,473,303	632,195
	1998	2,439,681	664,067
	1997	445,841	41,031
MFS New Discovery Series (Initial Class)	2004	370,291	24,948
	2003	504,746	35,828
	2002	440,823	26,395
	2001	576,897	37,658
	2000	254,820	13,361
MFS Research Series (Initial Class)	2004	96,306	10,222
	2003	112,574	10,627
	2002	166,787	14,831
	2001	301,375	21,250
	2000	205,060	8,811
MFS Total Return Series (Initial Class)	2004	2,031,884	139,078
	2003	2,133,759	106,601
	2002	1,989,124	104,484
	2001	1,377,004	58,131
	2000	170,337	11,957
Van Kampen Life Investment Trust Government Portfolio (Class II)	2004	322,247	19,331
	2003	438,524	37,542
	2002	447,786	123,402
Van Kampen Life Investment Trust Growth and Income Portfolio (Class II)	2004	305,449	43,044
	2003	162,745	32,077
	2002	56,154	18,151

54	PROSPECTUS	APPENDIX

THE GUARDIAN INVESTOR®

INDIVIDUAL DEFERRED

VARIABLE ANNUITY CONTRACTS

Issued Through The Guardian Separate Account D of

The Guardian Insurance & Annuity Company, Inc.

Statement of Additional Information dated May 1, 2005

This Statement of Additional Information is not a prospectus but should be read in conjunction with the current Prospectus for The Guardian Separate Account D (marketed under the name “The Guardian Investor”) dated May 1, 2005.

A free Prospectus is available upon request by writing or calling:

The Guardian Insurance & Annuity Company, Inc.

Customer Service Office

P.O. Box 26210

Lehigh Valley, Pennsylvania 18002

1-800-221-3253

Read the prospectus before you invest. Terms used in this Statement of Additional Information shall have the same meaning as in the Prospectus.

EB-013286    5/04

STATEMENT OF ADDITIONAL INFORMATION	B-1

SERVICES TO THE SEPARATE ACCOUNT

The Guardian Insurance & Annuity Company, Inc. (“GIAC”) maintains the books and records of The Guardian Separate Account D (the “Separate Account”). GIAC, a wholly owned subsidiary of The Guardian Life Insurance Company of America, acts as custodian of the assets of the Separate Account. GIAC bears all expenses incurred in the operations of the Separate Account, except the mortality and expense risk charge and the administrative charge (as described in the Prospectus), which are borne by the contract owner.

Guardian Investor Services LLC (“GIS”), a wholly owned subsidiary of GIAC, serves as principal underwriter for the Separate Account pursuant to a distribution and service agreement between GIAC and GIS. The contracts are offered continuously and are sold by GIAC insurance agents who are registered representatives of either Park Avenue Securities LLC (“PAS”) or of other broker-dealers which have selling agreements with GIS and GIAC. In the years 2004, 2003 and 2002, GIAC paid commissions through GIS and PAS with respect to the sales of variable annuity contracts in the amount of $44,238,771, $43,478,315 and $39,993,217, respectively.

ANNUITY PAYMENTS

The objective of the contracts is to provide benefit payments (known as annuity payments) which will increase at a rate sufficient to maintain purchasing power at a constant level. For this to occur, the actual net investment return must exceed the assumed investment return of 4% by an amount equal to the rate of inflation. Of course, no assurance can be made that this objective will be met. If the assumed interest return were to be increased, benefit payments would start at a higher level but would increase more slowly or decrease more rapidly. Likewise, a lower assumed interest return would provide a lower initial payment with greater increases or lesser decreases in subsequent annuity payments.

Value of an Annuity Unit: The value of an annuity unit is determined independently for each of the Variable Investment Options. For any valuation period, the value of an annuity unit is equal to the value for the immediately preceding valuation period multiplied by the annuity change factor for the current valuation period. The annuity unit value for a valuation period is the value determined as of the end of such period. The annuity change factor is equal to the net investment factor for the same valuation period adjusted to neutralize the assumed investment return used in determining the annuity payments. The net investment factor is reduced by the amount of the mortality and expense risk charge on an annual basis during the life of the contract. The dollar amount of any monthly payment due after the first monthly payment under a Variable Investment Option will be determined by multiplying the number of annuity units by the value of an annuity unit for the valuation period ending ten (10) days prior to the valuation period in which the monthly payment is due.

Determination of the First Monthly Annuity Payment: At the time annuity payments begin, the value of the contract owner’s account is determined by multiplying the appropriate variable or fixed accumulation unit value on the valuation period ten (10) days before the date the first variable or fixed annuity payment is due by the corresponding number of variable or fixed accumulation units credited to the contract owner’s account as of the date the first annuity payment is due, less any applicable premium taxes not previously deducted.

The contracts contain tables reflecting the dollar amount of the first monthly payment which can be purchased with each $1,000 of value accumulated under the contract. The amounts depend on the variable or fixed annuity payout option selected, the mortality table used under the contract (the 1983 Individual Mortality Table a projected using Scale G) and the nearest age of the annuitant. The first annuity payment is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. Currently, we are using annuity purchase rates we believe to be more favorable to you than those in your contract. We may change these rates from time to time, but the rate will never be less favorable than those guaranteed in your contract.

Determination of the Second and Subsequent Monthly Variable Annuity Payments: The amount of the second and subsequent variable annuity payments is determined by multiplying the number of annuity units by the appropriate annuity unit value as of the valuation period ten (10) days prior to the day such payment is due. The number of annuity units under a contract is determined by dividing the first monthly variable annuity payment by the value of the appropriate Annuity

B-2	STATEMENT OF ADDITIONAL INFORMATION

Unit on the date of such payment. This number of annuity units remains fixed during the variable annuity payment period, provided no transfers among the variable investment options are made. If a transfer among the variable investment options is made, the number of annuity units will be adjusted accordingly.

The assumed investment return of 4% under the contract is the measuring point for subsequent variable annuity payments. If the actual net investment return (on an annual basis) remains constant at 4%, the variable annuity payments will remain constant. If the actual net investment rate exceeds 4%, the variable annuity payment will increase at a rate equal to the amount of such excess. Conversely, if the actual rate is less than 4%, variable annuity payments will decrease.

The second and subsequent monthly payments made under a fixed annuity payout option will be equal to the amount of the first monthly fixed annuity payment (described above).

TAX STATUS OF THE CONTRACTS

Tax law imposes several requirements that variable annuities must satisfy in order to receive the tax treatment normally accorded to annuity contracts.

Diversification Requirements. The Internal Revenue Code of 1986, as amended (“Code”) requires that the investments of each investment division of the separate account underlying the contracts be “adequately diversified” in order for the contracts to be treated as annuity contracts for Federal income tax purposes. It is intended that each investment division, through the fund in which it invests, will satisfy these diversification requirements.

Owner Control. In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the contracts, we believe that the owner of a contract should not be treated as the owner of the separate account assets. We reserve the right to modify the contracts to bring them in conformity with applicable standards should such modification be necessary to prevent owners of the contracts from being treated as the owners of the underlying separate account assets.

Required Distributions. In order to be treated as an annuity contract for Federal income tax purposes, section 72(s) of the Code requires any non-qualified contract to contain certain provisions specifying how your interest in the contract will be distributed in the event of the death of a holder of the contract. Specifically, section 72(s) requires that (a) if any holder dies on or after the annuity starting date, but prior to the time the entire interest in the contract has been distributed, the entire interest in the contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such holder’s death; and (b) if any holder dies prior to the annuity starting date, the entire interest in the contract will be distributed within five years after the date of such holder’s death. These requirements will be considered satisfied as to any portion of a holder’s interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the holder’s death. The designated beneficiary refers to a natural person designated by the holder as a beneficiary and to whom ownership of the contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased holder, the contract may be continued with the surviving spouse as the new holder.

The non-qualified contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Other rules may apply to qualified contracts.

STATEMENT OF ADDITIONAL INFORMATION	B-3

CALCULATION OF YIELD QUOTATIONS FOR THE GUARDIAN CASH FUND

INVESTMENT DIVISION

The yield of the Investment Division of the Separate Account investing in The Guardian Cash Fund represents the net change, exclusive of gains and losses realized by the Investment Division or The Guardian Cash Fund and unrealized appreciation and depreciation with respect to The Guardian Cash Fund’s portfolio of securities, in the value of a hypothetical pre-existing contract that is credited with one accumulation unit at the beginning of the period for which yield is determined (the “base period”). The base period generally will be a seven-day period. The current yield for a base period is calculated by dividing (1) the net change in the value of the contract for the base period (see “Accumulation Period” in the Prospectus) by (2) the value of the contract at the beginning of the base period and multiplying the result by 365/7. Deductions from purchase payments (for example, any applicable premium taxes) and any applicable contingent deferred sales charge assessed at the time of withdrawal or annuitization are not reflected in the computation of current yield of the Investment Division. The determination of net change in contract value reflects all deductions that are charged to a contract owner, in proportion to the length of the base period and the Investment Division’s average contract size. The current annualized yield of The Guardian Cash Fund Investment Division for the 7-day period ended December 31, 2004 was 1.79%.

Yield also may be calculated on an effective or compound basis, which assumes continual reinvestment by the Investment Division throughout an entire year of net income earned by the Investment Division at the same rate as net income is earned in the base period. The effective or compound yield for a base period is calculated by (1) dividing (i) the net change in the value of the contract for the base period by (ii) the value of the contract as of the beginning of the base period, (2) adding 1 to the result, (3) raising the sum to a power equal to 365 divided by the number of days in the base period, and (4) subtracting 1 from the result. The effective annualized yield of The Guardian Cash Fund Investment Division for the 7-day period ended December 31, 2004 was 1.81%.

The current and effective yields of The Guardian Cash Fund Investment Division will vary depending on prevailing interest rates, the operating expenses and the quality, maturity and type of instruments held in The Guardian Cash Fund’s portfolio. Consequently, no yield quotation should be considered as representative of what the yield of the Investment Division may be for any specified period in the future. The yield is subject to fluctuation and is not guaranteed.

VALUATION OF ASSETS OF THE SEPARATE ACCOUNT

The value of Fund shares held in each Investment Division at the time of each valuation is the redemption value of such shares at such time. If the right to redeem shares of a Fund has been suspended, or payment of redemption value has been postponed for the sole purpose of computing annuity payments, the shares held in the Separate Account (and corresponding annuity units) may be valued at fair value as determined in good faith by GIAC’s Board of Directors.

TRANSFERABILITY RESTRICTIONS

Where a contract is owned in conjunction with a retirement plan qualified under the Code, a tax-sheltered annuity program or individual retirement account, and notwithstanding any other provisions of the contract, the contract owner may not change the ownership of the contract nor may the contract be sold, assigned or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than GIAC unless the contract owner is the trustee of an employee trust qualified under the Code, the custodian of a custodial account treated as such, or the employer under a qualified non-trusteed pension plan.

EXPERTS

The consolidated balance sheets of GIAC as of December 31, 2004 and 2003 and the related consolidated statements of income and comprehensive income, of changes in stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2004 and the statement of assets and liabilities of Separate Account D as of December 31, 2004 and the related statement of operations for the year then ended and the statement of changes in net assets for the two years in the period ended December 31, 2004, included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

B-4	STATEMENT OF ADDITIONAL INFORMATION

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STATEMENT OF ADDITIONAL INFORMATION	B-5

FINANCIAL STATEMENTS OF

THE GUARDIAN SEPARATE ACCOUNT D

The Guardian Separate Account D

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

	Guardian Stock	Guardian VC 500 Index

Assets:
Shares owned in underlying fund	20,722,059	1,812,134
Net asset value per share (NAV)	28.42	8.86

Total Assets (Shares x NAV)	$588,920,903	$16,055,506

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	2,099,717	61,028

Net Assets	$586,821,186	$15,994,478

Net Assets: Regular Contract
Contract value in accumulation period	$549,585,460	$14,712,434

Total Net Assets	$549,585,460	$14,712,434
Units Outstanding	15,857,297	1,656,828
Unit Value (accumulation)	$34.66	$8.88

Net Assets: 7 Year Enhanced Death Benefit Rider
Contract value in accumulation period	$34,092,417	$1,275,844

Total Net Assets	$34,092,417	$1,275,844
Units Outstanding	3,482,087	145,679
Unit Value (accumulation)	$9.79	$8.76

Net Assets: Total
Contract value in accumulation period	$583,677,877	$15,988,278
Contract value in payout (annuitization) period	3,143,309	6,200

Net Assets	$586,821,186	$15,994,478

FIFO Cost Of Shares In Underlying Fund	$935,545,754	$13,859,531

See notes to financial statements.

B-6	STATEMENT OF ADDITIONAL INFORMATION

Investment Divisions
Guardian VC Asset Allocation	Guardian VC High Yield Bond	Guardian VC Low Duration Bond	Guardian UBS VC Large Cap Value	Guardian UBS VC Small Cap Value	Guardian Bond	Guardian Cash

371,245	670,388	77,803	36,921	49,259	10,646,451	10,337,236
9.16	8.60	9.97	13.35	13.97	12.11	10.00

$3,400,605	$5,765,339	$775,697	$492,902	$688,152	$128,928,522	$103,372,364

19,576	22,123	3,783	1,800	1,879	468,065	36,926,000

$3,381,029	$5,743,216	$771,914	$491,102	$686,273	$128,460,457	$66,446,364

$2,932,969	$5,238,337	$724,999	$443,386	$619,693	$117,741,662	$63,845,453

$2,932,969	$5,238,337	$724,999	$443,386	$619,693	$117,741,662	$63,845,453
286,518	422,305	72,405	39,504	53,959	4,840,852	4,190,389
$10.24	$12.40	$10.01	$11.22	$11.48	$24.32	$15.24

$448,060	$504,879	$46,915	$46,231	$66,580	$9,743,676	$3,814,109

$448,060	$504,879	$46,915	$46,231	$66,580	$9,743,676	$3,814,109
44,380	41,269	4,695	4,127	5,809	695,823	338,042
$10.10	$12.23	$9.99	$11.20	$11.46	$14.00	$11.28

$3,381,029	$5,743,216	$771,914	$489,617	$686,273	$127,485,338	$67,659,562
—	—	—	1,485	—	975,119	(1,213,198)

$3,381,029	$5,743,216	$771,914	$491,102	$686,273	$128,460,457	$66,446,364

$2,954,723	$5,651,784	$782,295	$481,478	$670,913	$129,751,872	$103,372,364

STATEMENT OF ADDITIONAL INFORMATION	B-7

The Guardian Separate Account D

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004 (continued)

	Gabelli Capital Asset	Baillie Gifford International Growth

Assets:
Shares owned in underlying fund	5,457,106	6,707,801
Net asset value per share (NAV)	18.28	15.60

Total Assets (Shares x NAV)	$99,755,907	$104,641,690

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	361,966	370,473

Net Assets	$99,393,941	$104,271,217

Net Assets: Regular Contract
Contract value in accumulation period	$88,854,566	$96,882,329

Total Net Assets	$88,854,566	$96,882,329
Units Outstanding	2,981,934	4,422,669
Unit Value (accumulation)	$29.80	$21.91

Net Assets: 7 Year Enhanced Death Benefit Rider
Contract value in accumulation period	$10,301,033	$6,283,872

Total Net Assets	$10,301,033	$6,283,872
Units Outstanding	551,832	491,691
Unit Value (accumulation)	$18.67	$12.78

Net Assets: Total
Contract value in accumulation period	$99,155,599	$103,166,201
Contract value in payout (annuitization) period	238,342	1,105,016

Net Assets	$99,393,941	$104,271,217

FIFO Cost Of Shares In Underlying Fund	$82,876,907	$94,870,901

See notes to financial statements.

B-8	STATEMENT OF ADDITIONAL INFORMATION

Investment Divisions
Baillie Gifford Emerging Markets	Guardian Small Cap Stock	Value Line Centurion	Value Line Strategic Asset Management	AIM V.I. Capital Appreciation Series I	AIM V.I. Utilities Series I	AIM V.I. Premier Equity Series I

1,923,256	2,644,699	6,753,878	22,302,368	101,245	74,177	124,780
16.43	17.22	20.24	20.46	22.69	15.61	21.30

$31,599,093	$45,541,722	$136,698,482	$456,306,441	$2,297,238	$1,157,901	$2,657,818

111,307	169,112	487,836	1,630,267	18,571	14,916	11,915

$31,487,786	$45,372,610	$136,210,646	$454,676,174	$2,278,667	$1,142,985	$2,645,903

$29,721,405	$42,253,111	$129,661,973	$423,531,248	$2,177,439	$1,056,186	$2,395,365

$29,721,405	$42,253,111	$129,661,973	$423,531,248	$2,177,439	$1,056,186	$2,395,365
1,744,987	2,558,961	3,393,467	10,048,251	298,675	135,144	335,796
$17.03	$16.51	$38.21	$42.15	$7.29	$7.82	$7.13

$1,763,137	$3,018,142	$6,212,788	$28,285,641	$101,228	$86,799	$244,069

$1,763,137	$3,018,142	$6,212,788	$28,285,641	$101,228	$86,799	$244,069
103,954	208,232	548,405	1,898,314	14,079	11,261	34,692
$16.96	$14.49	$11.33	$14.90	$7.19	$7.71	$7.04

$31,484,542	$45,271,253	$135,874,761	$451,816,889	$2,278,667	$1,142,985	$2,639,434
3,244	101,357	335,885	2,859,285	—	—	6,469

$31,487,786	$45,372,610	$136,210,646	$454,676,174	$2,278,667	$1,142,985	$2,645,903

$22,406,538	$43,324,829	$188,614,993	$510,964,790	$1,908,557	$1,012,209	$2,713,183

STATEMENT OF ADDITIONAL INFORMATION	B-9

The Guardian Separate Account D

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004 (continued)

	Alliance Bernstein Growth & Income Class B	Alliance Bernstein Premier Growth Class B

Assets:
Shares owned in underlying fund	158,401	38,061
Net asset value per share (NAV)	23.87	23.11

Total Assets (Shares x NAV)	$3,781,027	$879,600

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	14,100	8,765

Net Assets	$3,766,927	$870,835

Net Assets: Regular Contract
Contract value in accumulation period	$3,596,068	$831,448

Total Net Assets	$3,596,068	$831,448
Units Outstanding	313,203	80,413
Unit Value (accumulation)	$11.48	$10.34

Net Assets: 7 Year Enhanced Death Benefit Rider
Contract value in accumulation period	$169,836	$39,387

Total Net Assets	$169,836	$39,387
Units Outstanding	14,911	3,840
Unit Value (accumulation)	$11.39	$10.26

Net Assets: Total
Contract value in accumulation period	$3,765,904	$870,835
Contract value in payout (annuitization) period	1,023	—

Net Assets	$3,766,927	$870,835

FIFO Cost Of Shares In Underlying Fund	$3,243,559	$776,061

See notes to financial statements.

B-10	STATEMENT OF ADDITIONAL INFORMATION

Investment Divisions
Alliance Bernstein Technology Class B	Alliance Bernstein Value Class B	Davis Financial	Davis Real Estate	Davis Value	Fidelity VIP Contrafund Service Class	Fidelity VIP Equity-Income Service Class

74,258	196,577	296,398	1,027,707	1,603,264	998,722	578,662
15.08	12.54	12.82	16.80	11.78	26.53	25.28

$1,119,810	$2,465,077	$3,799,818	$17,265,471	$18,886,451	$26,496,097	$14,628,586

5,421	12,908	17,739	66,032	65,547	94,090	58,817

$1,114,389	$2,452,169	$3,782,079	$17,199,439	$18,820,904	$26,402,007	$14,569,769

$933,341	$2,262,624	$3,593,713	$15,835,223	$17,468,215	$22,707,095	$13,621,162

$933,341	$2,262,624	$3,593,713	$15,835,223	$17,468,215	$22,707,095	$13,621,162
92,947	186,998	281,870	715,821	1,617,875	2,016,470	1,145,660
$10.04	$12.10	$12.75	$22.12	$10.80	$11.26	$11.89

$180,085	$189,545	$180,998	$1,263,445	$1,214,920	$3,662,544	$947,123

$180,085	$189,545	$180,998	$1,263,445	$1,214,920	$3,662,544	$947,123
18,078	15,792	14,394	57,909	114,091	329,779	80,771
$9.96	$12.00	$12.57	$21.82	$10.65	$11.11	$11.73

$1,113,426	$2,452,169	$3,774,711	$17,098,668	$18,683,135	$26,369,639	$14,568,285
963	—	7,368	100,771	137,769	32,368	1,484

$1,114,389	$2,452,169	$3,782,079	$17,199,439	$18,820,904	$26,402,007	$14,569,769

$1,070,210	$2,078,935	$3,194,019	$13,807,366	$15,445,449	$20,788,652	$11,966,549

STATEMENT OF ADDITIONAL INFORMATION	B-11

The Guardian Separate Account D

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004 (continued)

	Fidelity VIP Growth Opportunities Service Class	Fidelity VIP Mid Cap Service Class

Assets:
Shares owned in underlying fund	146,242	1,378,257
Net asset value per share (NAV)	16.05	30.07

Total Assets (Shares x NAV)	$2,347,185	$41,444,176

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	15,659	148,690

Net Assets	$2,331,526	$41,295,486

Net Assets: Regular Contract
Contract value in accumulation period	$2,169,310	$36,928,225

Total Net Assets	$2,169,310	$36,928,225
Units Outstanding	258,554	2,021,626
Unit Value (accumulation)	$8.39	$18.27

Net Assets: 7 Year Enhanced Death Benefit Rider
Contract value in accumulation period	$162,216	$3,680,387

Total Net Assets	$162,216	$3,680,387
Units Outstanding	19,604	204,288
Unit Value (accumulation)	$8.27	$18.02

Net Assets: Total
Contract value in accumulation period	$2,331,526	$40,608,612
Contract value in payout (annuitization) period	—	686,874

Net Assets	$2,331,526	$41,295,486

FIFO Cost Of Shares In Underlying Fund	$2,100,192	$28,297,948

See notes to financial statements.

B-12	STATEMENT OF ADDITIONAL INFORMATION

Investment Divisions
Templeton Growth Securities Class 2	Janus Aspen Mid Cap Growth Institutional Shares	Janus Aspen Capital Appreciation Institutional Shares	Janus Aspen Growth Institutional Shares	Janus Aspen Worldwide Growth Institutional Shares	MFS Emerging Growth Initial Class	MFS Investors Trust Initial Class

517,662	136,520	190,329	123,778	185,351	88,461	457,455
12.83	25.84	24.58	20.07	26.78	17.52	18.08

$6,641,605	$3,527,670	$4,678,282	$2,484,221	$4,963,702	$1,549,840	$8,270,783

32,346	20,780	22,655	12,576	20,835	14,322	29,356

$6,609,259	$3,506,890	$4,655,627	$2,471,645	$4,942,867	$1,535,518	$8,241,427

$5,929,538	$3,264,735	$3,963,457	$2,251,794	$4,585,456	$1,413,804	$7,517,017

$5,929,538	$3,264,735	$3,963,457	$2,251,794	$4,585,456	$1,413,804	$7,517,017
497,397	567,569	478,003	334,275	699,959	246,274	665,986
$11.92	$5.75	$8.29	$6.74	$6.55	$5.74	$11.29

$673,178	$237,649	$343,103	$214,566	$326,502	$110,730	$599,798

$673,178	$237,649	$343,103	$214,566	$326,502	$110,730	$599,798
56,925	41,890	41,956	32,296	50,534	19,557	52,947
$11.83	$5.67	$8.18	$6.64	$6.46	$5.66	$11.33

$6,602,716	$3,502,384	$4,306,560	$2,466,360	$4,911,958	$1,524,534	$8,116,815
6,543	4,506	349,067	5,285	30,909	10,984	124,612

$6,609,259	$3,506,890	$4,655,627	$2,471,645	$4,942,867	$1,535,518	$8,241,427

$5,577,712	$2,801,112	$3,719,171	$2,304,525	$4,748,287	$1,339,398	$8,737,929

STATEMENT OF ADDITIONAL INFORMATION	B-13

The Guardian Separate Account D

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004 (continued)

	MFS New Discovery Initial Class	MFS Research Initial Class

Assets:
Shares owned in underlying fund	250,608	55,699
Net asset value per share (NAV)	14.87	15.30

Total Assets (Shares x NAV)	$3,726,541	$852,193

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	21,304	7,700

Net Assets	$3,705,237	$844,493

Net Assets: Regular Contract
Contract value in accumulation period	$3,461,648	$764,469

Total Net Assets	$3,461,648	$764,469
Units Outstanding	370,291	96,306
Unit Value (accumulation)	$9.35	$7.94

Net Assets: 7 Year Enhanced Death Benefit Rider
Contract value in accumulation period	$230,024	$80,024

Total Net Assets	$230,024	$80,024
Units Outstanding	24,948	10,222
Unit Value (accumulation)	$9.22	$7.83

Net Assets: Total
Contract value in accumulation period	$3,691,672	$844,493
Contract value in payout (annuitization) period	13,565	—

Net Assets	$3,705,237	$844,493

FIFO Cost Of Shares In Underlying Fund	$3,294,625	$742,444

See notes to financial statements.

B-14	STATEMENT OF ADDITIONAL INFORMATION

Investment Divisions
MFS Total Return Initial Class	Van Kampen Life Investment Trust Growth & Income Class II	Van Kampen Life Investment Trust Government Class II

1,342,888	217,795	396,270
21.43	19.29	9.48

$28,778,099	$4,201,272	$3,756,642

107,591	15,887	17,369

$28,670,508	$4,185,385	$3,739,273

$26,824,037	$3,582,483	$3,527,885

$26,824,037	$3,582,483	$3,527,885
2,031,884	305,449	322,247
$13.20	$11.73	$10.95

$1,810,812	$500,802	$209,939

$1,810,812	$500,802	$209,939
139,078	43,044	19,331
$13.02	$11.63	$10.86

$28,634,849	$4,083,285	$3,737,824
35,659	102,100	1,449

$28,670,508	$4,185,385	$3,739,273

$24,324,217	$3,618,855	$3,769,712

STATEMENT OF ADDITIONAL INFORMATION	B-15

The Guardian Separate Account D

STATEMENT OF OPERATIONS

Year Ended December 31, 2004

	Guardian Stock	Guardian VC 500 Index

2004 Investment Income
Income:
Reinvested dividends	$11,065,289	$248,772
Expenses:
Mortality expense risk and administrative charges	7,446,566	176,012

Net investment income/(expense)	3,618,723	72,760

2004 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	(310,051,937)	656,908
Reinvested realized gain distributions	—	—

Net realized gain/(loss) on investments	(310,051,937)	656,908
Net change in unrealized appreciation/(depreciation)	332,528,310	549,657

Net realized and unrealized gain/(loss) from investments	22,476,373	1,206,565

2004 Net Increase/(Decrease) in Net Assets Resulting from Operations	$26,095,096	$1,279,325

See notes to financial statements.

B-16	STATEMENT OF ADDITIONAL INFORMATION

Guardian VC Asset Allocation	Guardian VC High Yield Bond	Guardian VC Low Duration Bond	Guardian UBS VC Large Cap Value	Guardian UBS VC Small Cap Value	Guardian Bond	Guardian Cash

$39,494	$357,638	$10,950	$2,649	$1,252	$5,553,866	$973,337

44,562	66,038	3,783	1,800	1,879	1,666,724	1,267,485

(5,068)	291,600	7,167	849	(627)	3,887,142	(294,148)

113,912	143,523	(161)	2,089	(239)	715,289	—
—	—	—	22,996	44,084	1,320,067	—

113,912	143,523	(161)	25,085	43,845	2,035,356	—
182,785	(55,828)	(6,598)	11,424	17,239	(1,884,844)	—

296,697	87,695	(6,759)	36,509	61,084	150,512	—

$291,629	$379,295	$408	$37,358	$60,457	$4,037,654	$(294,148)

STATEMENT OF ADDITIONAL INFORMATION	B-17

The Guardian Separate Account D

STATEMENT OF OPERATIONS

Year Ended December 31, 2004 (continued)

	Gabelli Capital Asset	Baillie Gifford International Growth

2004 Investment Income
Income:
Reinvested dividends	$310,779	$260,241
Expenses:
Mortality expense risk and administrative charges	1,189,626	1,215,487

Net investment income/(expense)	(878,847)	(955,246)

2004 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	(718,412)	(12,513,923)
Reinvested realized gain distributions	3,455,970	—

Net realized gain/(loss) on investments	2,737,558	(12,513,923)
Net change in unrealized appreciation/(depreciation)	10,887,824	27,742,970

Net realized and unrealized gain/(loss) from investments	13,625,382	15,229,047

2004 Net Increase/(Decrease) in Net Assets Resulting from Operations	$12,746,535	$14,273,801

See notes to financial statements.

B-18	STATEMENT OF ADDITIONAL INFORMATION

Baillie Gifford Emerging Markets	Guardian Small Cap Stock	Value Line Centurion	Value Line Strategic Asset Management	AIM V.I. Capital Appreciation Series I	AIM V.I. Utilities Series I	AIM V.I. Premier Equity Series I

$54,631	$—	$—	$1,562,980	$—	$20,023	$12,039

345,024	523,077	1,644,992	5,576,677	30,705	11,326	34,318

(290,393)	(523,077)	(1,644,992)	(4,013,697)	(30,705)	8,697	(22,279)

773,970	(1,221,771)	(9,947,623)	(13,123,147)	(40,535)	(38,794)	(99,021)
638,737	7,471,688	—	—	—	—	—

1,412,707	6,249,917	(9,947,623)	(13,123,147)	(40,535)	(38,794)	(99,021)
4,301,444	(443,734)	24,520,319	64,025,203	180,801	210,753	225,020

5,714,151	5,806,183	14,572,696	50,902,056	140,266	171,959	125,999

$5,423,758	$5,283,106	$12,927,704	$46,888,359	$109,561	$180,656	$103,720

STATEMENT OF ADDITIONAL INFORMATION	B-19

The Guardian Separate Account D

STATEMENT OF OPERATIONS

Year Ended December 31, 2004 (continued)

	Alliance Bernstein Growth & Income Class B	Alliance Bernstein Premier Growth Class B

2004 Investment Income
Income:
Reinvested dividends	$26,772	$—
Expenses:
Mortality expense risk and administrative charges	42,417	11,543

Net investment income/(expense)	(15,645)	(11,543)

2004 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	212,244	69,971
Reinvested realized gain distributions	—	—

Net realized gain/(loss) on investments	212,244	69,971
Net change in unrealized appreciation/(depreciation)	122,643	22,275

Net realized and unrealized gain/(loss) from investments	334,887	92,246

2004 Net Increase/(Decrease) in Net Assets Resulting from Operations	$319,242	$80,703

See notes to financial statements.

B-20	STATEMENT OF ADDITIONAL INFORMATION

Alliance Bernstein Technology Class B	Alliance Bernstein Value Class B	Davis Financial	Davis Real Estate	Davis Value	Fidelity VIP Contrafund Service Class	Fidelity VIP Equity-Income Service Class

$—	$17,289	$12,715	$435,139	$148,668	$54,232	$200,990

15,123	25,223	44,606	165,431	210,983	280,251	168,080

(15,123)	(7,934)	(31,891)	269,708	(62,315)	(226,019)	32,910

41,278	180,866	137,056	1,080,012	389,438	587,839	172,740
—	—	—	572,303	—	—	50,839

41,278	180,866	137,056	1,652,315	389,438	587,839	223,579
(46,873)	74,837	193,510	1,788,442	1,507,430	2,717,742	1,071,954

(5,595)	255,703	330,566	3,440,757	1,896,868	3,305,581	1,295,533

$(20,718)	$247,769	$298,675	$3,710,465	$1,834,553	$3,079,562	$1,328,443

STATEMENT OF ADDITIONAL INFORMATION	B-21

The Guardian Separate Account D

STATEMENT OF OPERATIONS

Year Ended December 31, 2004 (continued)

	Fidelity VIP Growth Opportunities Service Class	Fidelity VIP Mid Cap Service Class

2004 Investment Income
Income:
Reinvested dividends	$10,980	$—
Expenses:
Mortality expense risk and administrative charges	28,924	428,121

Net investment income/(expense)	(17,944)	(428,121)

2004 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	167,508	1,185,523
Reinvested realized gain distributions	—	—

Net realized gain/(loss) on investments	167,508	1,185,523
Net change in unrealized appreciation/(depreciation)	(32,631)	6,737,883

Net realized and unrealized gain/(loss) from investments	134,877	7,923,406

2004 Net Increase/(Decrease) in Net Assets Resulting from Operations	$116,933	$7,495,285

See notes to financial statements.

B-22	STATEMENT OF ADDITIONAL INFORMATION

Templeton Growth Securities Class 2	Janus Aspen Mid Cap Growth Institutional Shares	Janus Aspen Capital Appreciation Institutional Shares	Janus Aspen Growth Institutional Shares	Janus Aspen Worldwide Growth Institutional Shares	MFS Emerging Growth Initial Class	MFS Investors Trust Initial Class

$60,493	$—	$11,357	$3,651	$53,805	$—	$53,325

64,675	38,575	57,663	32,941	68,013	24,437	101,236

(4,182)	(38,575)	(46,306)	(29,290)	(14,208)	(24,437)	(47,911)

206,976	(115,006)	(39,885)	(25,620)	(564,492)	115,679	(595,340)
—	—	—	—	—	—	—

206,976	(115,006)	(39,885)	(25,620)	(564,492)	115,679	(595,340)
558,136	699,025	782,050	117,173	725,674	41,346	1,414,623

765,112	584,019	742,165	91,553	161,182	157,025	819,283

$760,930	$545,444	$695,859	$62,263	$146,974	$132,588	$771,372

STATEMENT OF ADDITIONAL INFORMATION	B-23

The Guardian Separate Account D

STATEMENT OF OPERATIONS

Year Ended December 31, 2004 (continued)

	MFS New Discovery Initial Class	MFS Research Initial Class

2004 Investment Income
Income:
Reinvested dividends	$—	$8,983
Expenses:
Mortality expense risk and administrative charges	52,086	10,674

Net investment income/(expense)	(52,086)	(1,691)

2004 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	(115,684)	(5,270)
Reinvested realized gain distributions	—	—

Net realized gain/(loss) on investments	(115,684)	(5,270)
Net change in unrealized appreciation/(depreciation)	319,185	117,337

Net realized and unrealized gain/(loss) from investments	203,501	112,067

2004 Net Increase/(Decrease) in Net Assets Resulting from Operations	$151,415	$110,376

See notes to financial statements.

B-24	STATEMENT OF ADDITIONAL INFORMATION

MFS Total Return Initial Class	Van Kampen Life Investment Trust Growth & Income Class II	Van Kampen Life Investment Trust Government Class II

$462,828	$20,387	$185,884

328,849	36,844	47,000

133,979	(16,457)	138,884

561,035	141,349	(84,642)
—	—	—

561,035	141,349	(84,642)
1,907,296	279,149	52,980

2,468,331	420,498	(31,662)

$2,602,310	$404,041	$107,222

STATEMENT OF ADDITIONAL INFORMATION	B-25

The Guardian Separate Account D

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2003 and 2004

	Guardian Stock	Guardian VC 500 Index

2003 Increase/(Decrease) from Operations
Net investment income/(expense)	$(1,034,728)	$42,874
Net realized gain/(loss) from sale of investments	87,282,841	(558,831)
Reinvested realized gain distributions	—	—
Net change in unrealized appreciation/(depreciation) of investments	33,489,281	2,556,190

Net increase/(decrease) resulting from operations	119,737,394	2,040,233

2003 Contract Transactions
Net contract purchase payments	8,643,702	123,760
Transfers between investment divisions	(31,919,319)	3,843,097
Transfers on account of death	(82,946,837)	(1,115,389)
Transfers of annuity benefits, surrenders and partial withdrawals	(4,683,372)	(20,084)
Contract fees	(745,020)	(5,612)
Transfers–other	(26,741)	416

Net increase/(decrease) from contract transactions	(111,677,587)	2,826,188

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	(3,397)	—

Total Increase/(Decrease) in Net Assets	8,056,410	4,866,421
Net Assets at December 31, 2002	681,160,336	7,379,309

Net Assets at December 31, 2003	$689,216,746	$12,245,730

2004 Increase/(Decrease) from Operations
Net investment income/(expense)	$3,618,723	$72,760
Net realized gain/(loss) from sale of investments	(310,051,937)	656,908
Reinvested realized gain distributions	—	—
Net change in unrealized appreciation/(depreciation) of investments	332,528,310	549,657

Net increase/(decrease) resulting from operations	26,095,096	1,279,325

2004 Contract Transactions
Net contract purchase payments	7,372,960	177,661
Transfers between investment divisions	(38,618,772)	4,227,180
Transfers of annuity benefits, surrenders and partial withdrawals	(91,783,919)	(1,861,401)
Transfers on account of death	(4,785,281)	(64,299)
Contract fees	(661,171)	(8,675)
Transfers–other	(14,473)	(1,043)

Net increase/(decrease) from contract transactions	(128,490,656)	2,469,423

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	(102,395,560)	3,748,748
Net Assets at December 31, 2003	689,216,746	12,245,730

Net Assets at December 31, 2004	$586,821,186	$15,994,478

See notes to financial statements.

B-26	STATEMENT OF ADDITIONAL INFORMATION

Investment Divisions
Guardian VC Asset Allocation	Guardian VC High Yield Bond	Guardian VC Low Duration Bond	Guardian UBS VC Large Cap Value	Guardian UBS VC Small Cap Value	Guardian Bond	Guardian Cash

$47,458	$360,673	$—	$—	$—	$4,266,625	$(654,626)
(130,701)	190,184	—	—	—	1,442,574	—
—	—	—	—	—	4,592,791	—
631,050	225,255	—	—	—	(4,079,109)	—

547,807	776,112	—	—	—	6,222,881	(654,626)

62,048	30,975	—	—	—	2,216,646	1,938,120
1,854,059	4,631,899	—	—	—	(17,765,141)	(12,570,674)
(396,829)	(1,456,389)	—	—	—	(30,453,319)	(44,835,604)
(81,208)	(20,682)	—	—	—	(1,432,266)	(870,890)
(1,798)	(2,756)	—	—	—	(134,950)	(97,968)
(21)	606				2,242	(65)

1,436,251	3,183,653	—	—	—	(47,566,788)	(56,437,081)

—	—	—	—	—	61,655	(165,400)

1,984,058	3,959,765	—	—	—	(41,282,252)	(57,257,107)
1,609,579	2,665,372	—	—	—	196,058,511	155,447,460

$3,593,637	$6,625,137	$—	$—	$—	$154,776,259	$98,190,353

$(5,068)	$291,600	$7,167	$849	$(627)	$3,887,142	$(294,148)
113,912	143,523	(161)	2,089	(239)	715,289	—
—	—	—	22,996	44,084	1,320,067	—
182,785	(55,828)	(6,598)	11,424	17,239	(1,884,844)	—

291,629	379,295	408	37,358	60,457	4,037,654	(294,148)

62,035	40,608	—	10,246	17,176	1,798,920	1,965,573
162,204	(206,946)	772,551	443,917	636,929	(7,432,927)	(2,480,480)
(662,582)	(1,082,372)	—	—	—	(23,412,487)	(29,098,724)
(63,719)	(9,298)	(800)	(9)	(27,815)	(1,202,920)	(432,056)
(2,528)	(3,038)	(244)	(128)	(83)	(101,951)	(62,943)
353	(170)	(1)	(282)	(391)	(2,091)	(54)

(504,237)	(1,261,216)	771,506	453,744	625,816	(30,353,456)	(30,108,684)

—	—				—	(1,341,157)

(212,608)	(881,921)	771,914	491,102	686,273	(26,315,802)	(31,743,989)
3,593,637	6,625,137	—	—	—	154,776,259	98,190,353

$3,381,029	$5,743,216	$771,914	$491,102	$686,273	$128,460,457	$66,446,364

STATEMENT OF ADDITIONAL INFORMATION	B-27

The Guardian Separate Account D

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2003 and 2004 (continued)

	Gabelli Capital Asset	Baillie Gifford International Growth

2003 Increase/(Decrease) from Operations
Net investment income/(expense)	$(919,524)	$358,529
Net realized gain/(loss) from sale of investments	(3,185,053)	(39,210,777)
Reinvested realized gain distributions	87,981	—
Net change in unrealized appreciation/(depreciation) of investments	28,274,642	62,473,831

Net increase/(decrease) resulting from operations	24,258,046	23,621,583

2003 Contract Transactions
Net contract purchase payments	940,295	1,429,719
Transfers between investment divisions	7,629,168	(4,282,658)
Transfers on account of death	(11,296,752)	(12,828,952)
Transfers of annuity benefits, surrenders and partial withdrawals	(660,778)	(312,596)
Contract fees	(61,874)	(95,578)
Transfers–other	1,464	(8,734)

Net increase/(decrease) from contract transactions	(3,448,477)	(16,098,799)

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	19,795	(16,170)

Total Increase/(Decrease) in Net Assets	20,829,364	7,506,614
Net Assets at December 31, 2002	77,594,153	95,120,777

Net Assets at December 31, 2003	$98,423,517	$102,627,391

2004 Increase/(Decrease) from Operations
Net investment income/(expense)	$(878,847)	$(955,246)
Net realized gain/(loss) from sale of investments	(718,412)	(12,513,923)
Reinvested realized gain distributions	3,455,970	—
Net change in unrealized appreciation/(depreciation) of investments	10,887,824	27,742,970

Net increase/(decrease) resulting from operations	12,746,535	14,273,801

2004 Contract Transactions
Net contract purchase payments	1,138,108	1,377,955
Transfers between investment divisions	2,129,648	384,175
Transfers of annuity benefits, surrenders and partial withdrawals	(14,764,942)	(13,833,239)
Transfers on account of death	(225,109)	(468,772)
Contract fees	(64,239)	(90,998)
Transfers–other	10,423	904

Net increase/(decrease) from contract transactions	(11,776,111)	(12,629,975)

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	970,424	1,643,826
Net Assets at December 31, 2003	98,423,517	102,627,391

Net Assets at December 31, 2004	$99,393,941	$104,271,217

See notes to financial statements.

B-28	STATEMENT OF ADDITIONAL INFORMATION

Investment Divisions
Baillie Gifford Emerging Markets	Guardian Small Cap Stock	Value Line Centurion	Value Line Strategic Asset Management	AIM V.I. Capital Appreciation Series I	AIM V.I. Utilities Series I	AIM V.I. Premier Equity Series I

$(57,752)	$(414,898)	$(1,678,320)	$(2,207,003)	$(31,027)	$15,119	$(27,669)
(2,113,278)	(3,219,599)	(17,753,153)	(27,356,161)	(199,083)	(105,898)	(487,728)
—	—	—	—	—	—	—
10,841,009	15,467,556	42,354,916	95,160,310	797,553	179,366	1,101,245

8,669,979	11,833,059	22,923,443	65,597,146	567,443	88,587	585,848

262,106	591,156	1,975,419	4,603,445	153,823	7,689	56,289
1,942,693	4,849,414	(6,914,578)	(14,764,808)	54,094	160,142	(193,215)
(2,919,305)	(4,006,385)	(16,320,515)	(62,116,882)	(209,502)	(46,927)	(457,205)
(87,371)	(223,778)	(1,383,303)	(4,482,727)	(1,989)	(822)	(26,265)
(22,580)	(22,010)	(139,085)	(413,891)	(1,901)	(357)	(2,129)
(1,867)	(9,282)	(4,395)	4,725	(25)	(6)	(124)

(826,324)	1,179,115	(22,786,457)	(77,170,138)	(5,500)	119,719	(622,649)

—	6,057	8,181	(173,103)	—	—	782

7,843,655	13,018,231	145,167	(11,746,095)	561,943	208,306	(36,019)
18,254,709	30,382,927	143,557,260	492,011,683	2,179,330	459,953	3,045,265

$26,098,364	$43,401,158	$143,702,427	$480,265,588	$2,741,273	$668,259	$3,009,246

$(290,393)	$(523,077)	$(1,644,992)	$(4,013,697)	$(30,705)	$8,697	$(22,279)
773,970	(1,221,771)	(9,947,623)	(13,123,147)	(40,535)	(38,794)	(99,021)
638,737	7,471,688	—	—	—	—	—
4,301,444	(443,734)	24,520,319	64,025,203	180,801	210,753	225,020

5,423,758	5,283,106	12,927,704	46,888,359	109,561	180,656	103,720

299,210	662,204	1,891,939	3,800,760	60,236	10,739	61,208
3,106,888	1,529,297	(3,401,597)	(9,276,582)	(144,601)	473,145	(199,278)
(3,334,675)	(5,386,081)	(18,092,795)	(63,892,791)	(486,535)	(158,665)	(323,072)
(90,953)	(93,530)	(698,607)	(2,739,631)	(175)	(30,876)	(4,453)
(25,493)	(26,133)	(123,517)	(371,845)	(1,917)	(438)	(1,921)
10,687	2,589	5,092	2,316	825	165	453

(34,336)	(3,311,654)	(20,419,485)	(72,477,773)	(572,167)	294,070	(467,063)

—	—	—	—	—	—	—

5,389,422	1,971,452	(7,491,781)	(25,589,414)	(462,606)	474,726	(363,343)
26,098,364	43,401,158	143,702,427	480,265,588	2,741,273	668,259	3,009,246

$31,487,786	$45,372,610	$136,210,646	$454,676,174	$2,278,667	$1,142,985	$2,645,903

STATEMENT OF ADDITIONAL INFORMATION	B-29

The Guardian Separate Account D

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2003 and 2004 (continued)

	Alliance Bernstein Growth & Income Class B	Alliance Bernstein Premier Growth Class B

2003 Increase/(Decrease) from Operations
Net investment income/(expense)	$(9,228)	$(7,140)
Net realized gain/(loss) from sale of investments	70,935	38,389
Reinvested realized gain distributions	—	—
Net change in unrealized appreciation/(depreciation) of investments	405,856	82,954

Net increase/(decrease) resulting from operations	467,563	114,203

2003 Contract Transactions
Net contract purchase payments	13,142	23,628
Transfers between investment divisions	2,484,131	867,204
Transfers on account of death	(123,601)	(10,279)
Transfers of annuity benefits, surrenders and partial withdrawals	(112,260)	—
Contract fees	(767)	(235)
Transfers–other	(208)	465

Net increase/(decrease) from contract transactions	2,260,437	880,783

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	2,728,000	994,986
Net Assets at December 31, 2002	282,057	22,090

Net Assets at December 31, 2003	$3,010,057	$1,017,076

2004 Increase/(Decrease) from Operations
Net investment income/(expense)	$(15,645)	$(11,543)
Net realized gain/(loss) from sale of investments	212,244	69,971
Reinvested realized gain distributions	—	—
Net change in unrealized appreciation/(depreciation) of investments	122,643	22,275

Net increase/(decrease) resulting from operations	319,242	80,703

2004 Contract Transactions
Net contract purchase payments	31,189	7,665
Transfers between investment divisions	883,249	55,139
Transfers of annuity benefits, surrenders and partial withdrawals	(467,241)	(289,127)
Transfers on account of death	(7,742)	—
Contract fees	(1,736)	(443)
Transfers–other	(91)	(178)

Net increase/(decrease) from contract transactions	437,628	(226,944)

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	756,870	(146,241)
Net Assets at December 31, 2003	3,010,057	1,017,076

Net Assets at December 31, 2004	$3,766,927	$870,835

See notes to financial statements.

B-30	STATEMENT OF ADDITIONAL INFORMATION

Investment Divisions
Alliance Bernstein Technology Class B	Alliance Bernstein Value Class B	Davis Financial	Davis Real Estate	Davis Value	Fidelity VIP Contrafund Service Class	Fidelity VIP Equity-Income Service Class

$(8,689)	$(6,887)	$(24,701)	$286,766	$(57,564)	$(136,351)	$39,894
54,038	(97)	(205,585)	149,121	(263,271)	(260,664)	(385,710)
—	—	—	192,630	—	—	—
101,063	299,348	904,167	1,854,564	3,839,147	4,071,747	2,930,535

146,412	292,364	673,881	2,483,081	3,518,312	3,674,732	2,584,719

6,465	123,956	24,882	127,951	226,438	235,189	140,705
1,281,573	660,166	273,576	2,531,104	2,951,203	6,273,313	2,834,325
(37,190)	(139,128)	(331,177)	(838,407)	(2,672,703)	(2,581,084)	(1,361,006)
—	—	(16,098)	(5,692)	(120,884)	(148,323)	(60,066)
(478)	(476)	(1,944)	(5,253)	(9,075)	(8,434)	(6,440)
126	362	33	(1,865)	(631)	471	(340)

1,250,496	644,880	(50,728)	1,807,838	374,348	3,771,132	1,547,178

—	—	—	38,568	69,599	1,369	—

1,396,908	937,244	623,153	4,329,487	3,962,259	7,447,233	4,131,897
60,851	744,812	2,627,858	6,540,370	12,559,623	12,200,036	8,858,551

$1,457,759	$1,682,056	$3,251,011	$10,869,857	$16,521,882	$19,647,269	$12,990,448

$(15,123)	$(7,934)	$(31,891)	$269,708	$(62,315)	$(226,019)	$32,910
41,278	180,866	137,056	1,080,012	389,438	587,839	172,740
—	—	—	572,303	—	—	50,839
(46,873)	74,837	193,510	1,788,442	1,507,430	2,717,742	1,071,954

(20,718)	247,769	298,675	3,710,465	1,834,553	3,079,562	1,328,443

7,011	14,240	89,736	169,362	243,061	325,753	180,501
(180,335)	693,789	595,091	4,275,271	4,406,250	7,242,734	2,831,750
(147,922)	(147,409)	(450,028)	(1,744,201)	(4,124,761)	(3,877,145)	(2,678,791)
—	(37,591)	—	(70,603)	(49,547)	(3,232)	(74,513)
(1,097)	(776)	(2,513)	(7,893)	(10,893)	(12,825)	(8,220)
(309)	91	107	(2,819)	359	(109)	151

(322,652)	522,344	232,393	2,619,117	464,469	3,675,176	250,878

—	—	—	—	—	—	—

(343,370)	770,113	531,068	6,329,582	2,299,022	6,754,738	1,579,321
1,457,759	1,682,056	3,251,011	10,869,857	16,521,882	19,647,269	12,990,448

$1,114,389	$2,452,169	$3,782,079	$17,199,439	$18,820,904	$26,402,007	$14,569,769

STATEMENT OF ADDITIONAL INFORMATION	B-31

The Guardian Separate Account D

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2003 and 2004 (continued)

	Fidelity VIP Growth Opportunities Service Class	Fidelity VIP Mid Cap Service Class

2003 Increase/(Decrease) from Operations
Net investment income/(expense)	$(12,600)	$(216,597)
Net realized gain/(loss) from sale of investments	(96,762)	(167,025)
Reinvested realized gain distributions	—	—
Net change in unrealized appreciation/(depreciation) of investments	389,445	8,032,633

Net increase/(decrease) resulting from operations	280,083	7,649,011

2003 Contract Transactions
Net contract purchase payments	28,410	303,650
Transfers between investment divisions	1,197,504	4,473,792
Transfers on account of death	(12,243)	(2,484,706)
Transfers of annuity benefits, surrenders and partial withdrawals	—	(70,953)
Contract fees	(470)	(15,247)
Transfers–other	69	3,018

Net increase/(decrease) from contract transactions	1,213,270	2,209,554

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	21,661

Total Increase/(Decrease) in Net Assets	1,493,353	9,880,226
Net Assets at December 31, 2002	522,856	20,589,048

Net Assets at December 31, 2003	$2,016,209	$30,469,274

2004 Increase/(Decrease) from Operations
Net investment income/(expense)	$(17,944)	$(428,121)
Net realized gain/(loss) from sale of investments	167,508	1,185,523
Reinvested realized gain distributions	—	—
Net change in unrealized appreciation/(depreciation) of investments	(32,631)	6,737,883

Net increase/(decrease) resulting from operations	116,933	7,495,285

2004 Contract Transactions
Net contract purchase payments	31,255	465,702
Transfers between investment divisions	553,383	7,683,840
Transfers of annuity benefits, surrenders and partial withdrawals	(346,099)	(4,676,428)
Transfers on account of death	(38,932)	(123,416)
Contract fees	(1,099)	(20,327)
Transfers–other	(124)	1,556

Net increase/(decrease) from contract transactions	198,384	3,330,927

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	315,317	10,826,212
Net Assets at December 31, 2003	2,016,209	30,469,274

Net Assets at December 31, 2004	$2,331,526	$41,295,486

See notes to financial statements.

B-32	STATEMENT OF ADDITIONAL INFORMATION

Investment Divisions
Templeton Growth Securities Class 2	Janus Aspen Mid Cap Growth Institutional Shares	Janus Aspen Capital Appreciation Institutional Shares	Janus Aspen Growth Institutional Shares	Janus Aspen Worldwide Growth Institutional Shares	MFS Emerging Growth Initial Class	MFS Investors Trust Initial Class

$317	$(27,998)	$(33,057)	$(36,312)	$(9,672)	$(18,753)	$(49,291)
(8,293)	(604,165)	(556,988)	(472,606)	(2,587,436)	(370,329)	(1,014,229)
—	—	—	—	—	—	—
546,418	1,219,658	1,339,807	1,276,310	3,921,021	703,136	2,694,317

538,442	587,495	749,762	767,392	1,323,913	314,054	1,630,797

38,723	52,320	89,425	48,160	125,569	27,818	128,202
1,630,106	983,468	42,140	(159,631)	(1,367,526)	1,214,869	(252,909)
(74,022)	(356,532)	(406,406)	(416,534)	(966,765)	(376,478)	(1,434,337)
(26,465)	(4,700)	(4,328)	—	(84,518)	(12,471)	(70,138)
(874)	(2,357)	(2,976)	(2,674)	(5,241)	(1,303)	(7,236)
123	5,668	(571)	(3,325)	(68)	1,338	(8,267)

1,567,591	677,867	(282,716)	(534,004)	(2,298,549)	853,773	(1,644,685)

—	826	3,521	686	2,365	—	53,968

2,106,033	1,266,188	470,567	234,074	(972,271)	1,167,827	40,080
1,071,014	1,621,156	4,185,699	2,887,108	7,449,699	988,776	9,175,538

$3,177,047	$2,887,344	$4,656,266	$3,121,182	$6,477,428	$2,156,603	$9,215,618

$(4,182)	$(38,575)	$(46,306)	$(29,290)	$(14,208)	$(24,437)	$(47,911)
206,976	(115,006)	(39,885)	(25,620)	(564,492)	115,679	(595,340)
—	—	—	—	—	—	—
558,136	699,025	782,050	117,173	725,674	41,346	1,414,623

760,930	545,444	695,859	62,263	146,974	132,588	771,372

77,841	66,034	99,964	27,863	91,900	45,102	140,942
3,178,766	340,251	97,296	(210,515)	(763,143)	(577,211)	(501,063)
(574,453)	(329,809)	(883,752)	(526,452)	(1,001,078)	(216,745)	(1,363,157)
(7,760)	(289)	(5,526)	(183)	(4,756)	(3,215)	(18,749)
(2,337)	(2,818)	(2,855)	(2,530)	(4,382)	(1,632)	(6,111)
(775)	733	(1,625)	17	(76)	28	2,575

2,671,282	74,102	(696,498)	(711,800)	(1,681,535)	(753,673)	(1,745,563)

—	—	—	—	—	—	—

3,432,212	619,546	(639)	(649,537)	(1,534,561)	(621,085)	(974,191)
3,177,047	2,887,344	4,656,266	3,121,182	6,477,428	2,156,603	9,215,618

$6,609,259	$3,506,890	$4,655,627	$2,471,645	$4,942,867	$1,535,518	$8,241,427

STATEMENT OF ADDITIONAL INFORMATION	B-33

The Guardian Separate Account D

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2003 and 2004 (continued)

	MFS New Discovery Initial Class	MFS Research Initial Class

2003 Increase/(Decrease) from Operations
Net investment income/(expense)	$(47,887)	$(6,098)
Net realized gain/(loss) from sale of investments	(62,510)	(78,711)
Reinvested realized gain distributions	—	—
Net change in unrealized appreciation/(depreciation) of investments	1,143,349	279,347

Net increase/(decrease) resulting from operations	1,032,952	194,538

2003 Contract Transactions
Net contract purchase payments	59,921	21,317
Transfers between investment divisions	1,021,182	(86,966)
Transfers on account of death	(433,466)	(281,348)
Transfers of annuity benefits, surrenders and partial withdrawals	(5,913)	(14,305)
Contract fees	(2,809)	(701)
Transfers–other	743	55

Net increase/(decrease) from contract transactions	639,658	(361,948)

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	1,672,610	(167,410)
Net Assets at December 31, 2002	3,137,413	1,020,622

Net Assets at December 31, 2003	$4,810,023	$853,212

2004 Increase/(Decrease) from Operations
Net investment income/(expense)	$(52,086)	$(1,691)
Net realized gain/(loss) from sale of investments	(115,684)	(5,270)
Reinvested realized gain distributions	—	—
Net change in unrealized appreciation/(depreciation) of investments	319,185	117,337

Net increase/(decrease) resulting from operations	151,415	110,376

2004 Contract Transactions
Net contract purchase payments	69,755	12,038
Transfers between investment divisions	(435,866)	(3,957)
Transfers of annuity benefits, surrenders and partial withdrawals	(886,444)	(126,475)
Transfers on account of death	(153)	—
Contract fees	(3,305)	(575)
Transfers–other	(188)	(126)

Net increase/(decrease) from contract transactions	(1,256,201)	(119,095)

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	(1,104,786)	(8,719)
Net Assets at December 31, 2003	4,810,023	853,212

Net Assets at December 31, 2004	$3,705,237	$844,493

See notes to financial statements.

B-34	STATEMENT OF ADDITIONAL INFORMATION

Investment Divisions
MFS Total Return Initial Class	Van Kampen Life Investment Trust Growth & Income Class II	Van Kampen Life Investment Trust Government Class II

$131,582	$(8,715)	$302,124
(178,819)	35,338	(148,159)
—	—	—
3,589,275	290,834	(160,167)

3,542,038	317,457	(6,202)

352,574	23,276	224,628
4,880,129	1,256,317	(93,644)
(3,457,194)	(76,161)	(1,056,500)
(257,663)	(108,065)	(56,170)
(14,579)	(808)	(6,136)
1,675	106	20

1,504,942	1,094,665	(987,802)

7,871	—	—

5,054,851	1,412,122	(994,004)
21,844,658	611,836	6,066,827

$26,899,509	$2,023,958	$5,072,823

$133,979	$(16,457)	$138,884
561,035	141,349	(84,642)
—	—	—
1,907,296	279,149	52,980

2,602,310	404,041	107,222

301,672	38,314	22,160
3,392,801	2,048,969	(823,282)
(4,492,580)	(325,144)	(628,495)
(17,957)	(3,808)	(7,850)
(15,699)	(1,666)	(3,318)
452	721	13

(831,311)	1,757,386	(1,440,772)

—	—	—

1,770,999	2,161,427	(1,333,550)
26,899,509	2,023,958	5,072,823

$28,670,508	$4,185,385	$3,739,273

STATEMENT OF ADDITIONAL INFORMATION	B-35

THE GUARDIAN SEPARATE ACCOUNT D

NOTES TO FINANCIAL STATEMENTS (December 31, 2004)

NOTE 1 — ORGANIZATION

The Guardian Separate Account D (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was organized by The Guardian Insurance & Annuity Company, Inc. (GIAC) on August 23, 1989 and commenced operations on January 16, 1990. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America (Guardian). GIAC issues the individual and group deferred variable annuity contracts offered through the Account. GIAC provides for accumulations and benefits under the contracts by crediting the net premium purchase payments to one or more investment divisions established within the Account or to the Fixed Rate Option (FRO), as selected by the contract owner. Amounts allocated to the FRO are maintained by GIAC in its general account. The contract owner may transfer his or her contract value among the forty-one investment options within the Account or the FRO. However, a contract owner may only invest in up to twenty investment divisions, including the FRO, at any time. Contract owners who qualify may also purchase either a seven year or contract anniversary Enhanced Death Benefit Rider, which may provide greater death benefits than the proceeds payable under the basic contract.

The forty-one investment options of the Account correspond to the following underlying mutual funds and class of shares in which the investment option invests (collectively, the Funds and individually, a Fund):

The Guardian Stock Fund (GSF)

The Guardian VC 500 Index Fund

The Guardian VC Asset Allocation Fund

The Guardian VC High Yield Bond Fund (GHYBF)

The Guardian VC Low Duration Bond Fund

The Guardian UBS VC Large Cap Value Fund

The Guardian UBS VC Small Cap Value Fund

The Guardian Bond Fund, Inc. (GBF)

The Guardian Cash Fund, Inc. (GCF)

Gabelli Capital Asset Fund (GCAF)

Baillie Gifford International Growth Fund (BGIGF)
(formerly Baillie Gifford International Fund)

Baillie Gifford Emerging Markets Fund (BGEMF)

The Guardian Small Cap Stock Fund (GSCSF)

Value Line Centurion Fund

Value Line Strategic Asset Management Trust

AIM V.I. Capital Appreciation Fund Series I

AIM V.I. Utilities Fund Series I
(formerly AIM V.I. Global Utilities Fund Series I)

AIM V.I. Premier Equity Fund Series I

AllianceBernstein Growth & Income Portfolio Class B

AllianceBernstein Premier Growth Portfolio Class B

AllianceBernstein Technology Portfolio Class B

AllianceBernstein Value Portfolio Class B

Davis Financial Portfolio

Davis Real Estate Portfolio

Davis Value Portfolio

Fidelity VIP Contrafund Portfolio Service Class

Fidelity VIP Equity-Income Portfolio Service Class

Fidelity VIP Growth Opportunities Portfolio Service Class

Fidelity VIP Mid Cap Portfolio Service Class

Templeton Growth Securities Fund Class 2

Janus Aspen Mid Cap Growth Portfolio Institutional Shares

Janus Aspen Capital Appreciation Portfolio Institutional Shares

Janus Aspen Growth Portfolio Institutional Shares

Janus Aspen Worldwide Growth Portfolio Institutional Shares

MFS Emerging Growth Series Initial Class

MFS Investors Trust Series Initial Class

MFS New Discovery Series Initial Class

MFS Research Series Initial Class

MFS Total Return Series Initial Class

Van Kampen Life Investment Trust Growth & Income Portfolio Class II

Van Kampen Life Investment Trust Government Portfolio Class II

A tax-qualified and a non-tax-qualified investment division have been established within each investment option available in the Account.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of GIAC. The assets of the Account will not be charged with any liabilities arising out of any other business conducted by GIAC, but the obligations of the Account, including the promise to make annuity payments, are obligations of GIAC.

The changes in net assets maintained in the Account provide the basis for the periodic determination of benefits under the policies. The net assets are sufficient to fund the amount required under the state insurance law to provide for death benefits (without regard to the policy’s minimum death benefit guarantee) and other policy benefits. Additional assets are held in GIAC’s general account to cover the contingency that a policy’s guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

B-36	STATEMENT OF ADDITIONAL INFORMATION

The Guardian Separate Account D

NOTES TO FINANCIAL STATEMENTS

December 31, 2004 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (GAAP). The following is a summary of significant accounting policies of the Account.

Investments

(a)	The market value of the investments in the Funds is based on the net asset value of the respective Funds as of their close of business on the valuation date.

(b)	Investment transactions are accounted for on the trade date and income is recorded on the ex-dividend date. Realized gains and losses are determined based on the identified cost of securities sold.

(c)	The cost of investments sold is determined on a first in, first out (FIFO) basis.

Individual Mortality Table Used and the Assumed Investment Return

Net assets allocated to contracts in the payout period are computed according to the 1971, 1983 and 2000 Individual Annuity Mortality Tables. The assumed investment return is 4.0% unless the annuitant elects otherwise, in which case the rate may vary, as regulated by the laws of respective states.

Federal Income Taxes

The operations of the Account are part of the operations of GIAC and, as such, are included in the consolidated tax return of Guardian. GIAC is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended. Under tax law, no federal income taxes are payable by GIAC with respect to the operations of the Account.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Annuity Mortality Fluctuation Fund (AMFF)

Pursuant to agreement with the New York State Insurance Department, GIAC maintains assets in each of its separate accounts for the mortality risk associated with contracts in the annuity payout phase. Such amounts are referred to as the Annuity Mortality Fluctuation Fund (AMFF) and are invested in the GCF subdivision of each separate account. At December 31, 2004, the AMFF balance in the GCF subdivision of Separate Account D was $28,379,844.

STATEMENT OF ADDITIONAL INFORMATION	B-37

The Guardian Separate Account D

NOTES TO FINANCIAL STATEMENTS

December 31, 2004 (continued)

NOTE 3 — PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2004 were as follows:

	Purchases	Sales
The Guardian Stock Fund	$11,424,892	$135,050,259
The Guardian VC 500 Index Fund	6,161,232	3,583,038
The Guardian VC Asset Allocation Fund	868,485	1,363,228
The Guardian VC High Yield Bond Fund	2,334,098	3,297,676
The Guardian VC Low Duration Bond Fund	1,075,398	292,942
The Guardian UBS VC Large Cap Value Fund	559,345	79,956
The Guardian UBS VC Small Cap Value Fund	696,656	25,504
The Guardian Bond Fund, Inc.	9,448,565	34,318,088
The Guardian Cash Fund, Inc.	21,487,340	50,622,688
Gabelli Capital Asset Fund	6,950,110	15,919,472
Baillie Gifford International Growth Fund (formerly Baillie Gifford International Fund)	1,726,162	15,085,896
Baillie Gifford Emerging Markets Fund	6,292,073	5,903,041
The Guardian Small Cap Stock Fund	14,494,063	10,744,028
Value Line Centurion Fund	1,528,118	23,287,604
Value Line Strategic Asset Management Trust	3,513,165	78,967,957
AIM V.I. Capital Appreciation Fund Series I	392,305	984,472
AIM V.I. Utilities Fund Series I (formerly AIM V.I. Global Utilities Fund Series I)	897,569	583,476
AIM V.I. Premier Equity Fund Series I	160,435	645,460
AllianceBernstein Growth & Income Portfolio Class B	1,245,674	821,274
AllianceBernstein Premier Growth Portfolio Class B	332,163	569,107
AllianceBernstein Technology Portfolio Class B	874,792	1,217,445
AllianceBernstein Value Portfolio Class B	1,208,196	688,563
Davis Financial Portfolio	1,029,021	823,913
Davis Real Estate Portfolio	7,647,394	4,140,834
Davis Value Portfolio	3,734,538	3,291,401
Fidelity VIP Contrafund Portfolio Service Class	6,942,528	3,433,120
Fidelity VIP Equity-Income Portfolio Service Class	3,320,167	2,947,459
Fidelity VIP Growth Opportunities Portfolio Service Class	997,437	808,073
Fidelity VIP Mid Cap Portfolio Service Class	7,433,626	4,432,699
Templeton Growth Securities Fund Class 2	3,483,649	791,874
Janus Aspen Mid Cap Growth Portfolio Institutional Shares	1,249,866	1,205,764
Janus Aspen Capital Appreciation Portfolio Institutional Shares	908,600	1,643,741
Janus Aspen Growth Portfolio Institutional Shares	213,316	951,464
Janus Aspen Worldwide Growth Portfolio Institutional Shares	378,979	2,066,710
MFS Emerging Growth Series Initial Class	364,529	1,138,202
MFS Investors Trust Series Initial Class	317,126	2,099,364
MFS New Discovery Series Initial Class	645,651	1,941,851
MFS Research Series Initial Class	132,428	252,539
MFS Total Return Series Initial Class	4,367,578	4,996,061
Van Kampen Life Investment Trust Growth & Income Portfolio Class II	2,351,142	603,369
Van Kampen Life Investment Trust Government Portfolio Class II	627,058	1,921,944

Total	$139,815,469	$423,541,556

B-38	STATEMENT OF ADDITIONAL INFORMATION

The Guardian Separate Account D

NOTES TO FINANCIAL STATEMENTS

December 31, 2004 (continued)

NOTE 4 — EXPENSES AND RELATED PARTY TRANSACTIONS

GIAC deducts certain charges from the contract. Contractual charges paid to GIAC include:

Contract Charges

A fixed annual contract fee of $35 is deducted on each contract anniversary date before annuitization and upon surrender prior to annuitization to cover GIAC’s administrative expenses. These charges are assessed through a redemption of units. For the years ended December 31, 2003 and 2004, contract fees amounted to $1,844,022 and $1,662,312, respectively.

Expense Charges

(1)	A charge for mortality and expense risk, through a reduction of the unit value, is computed daily and is equal to an annual rate of 1.15% of the average daily net assets applicable to the Account. There are additional charges applicable to each rider option, calculated as a percentage of average daily net asset value of the applicable contracts as follows:

a)	7 Year Enhanced Death Benefit Rider, with an annual rate of .30%;

b)	Contract Anniversary Enhanced Death Benefit Rider, with an annual rate of .25%. There were no sales in 2004.

(2)	A charge for premium taxes deducted from either the contract payment or upon annuitization, as determined in accordance with applicable state law.

Currently, GIAC makes no charge against the Account for GIAC’s federal income taxes. However, GIAC reserves the right to charge taxes attributable to the Account in the future.

GSF, The Guardian VC 500 Index Fund, The Guardian VC Asset Allocation Fund, The Guardian VC High Yield Bond Fund, GBF, GCF and GSCSF each has an investment advisory agreement with Guardian Investor Services LLC (GIS), formerly Guardian Investor Services Corporation, a wholly owned subsidiary of GIAC. Fees earned by GIS from this agreement range from .25% to .75% of the average daily net assets. GCAF has a management agreement with GIS and earns fees of .40% of the average daily net assets. BGIGF and BGEMF each have an investment advisory agreement with Guardian Baillie Gifford Ltd. (GBG), a joint venture company formed by GIAC and Baillie Gifford Overseas Ltd. Fees earned by GBG from this agreement range from .80% to 1.00% of the average daily net assets. GIAC has administrative service fee agreements with AIM Advisors, Inc., Alliance Capital Management LP, Davis Selected Advisers LP, Fidelity Management & Research Company, Templeton Global Advisors Limited, Janus Capital Corporation, MFS Investment Management and Van Kampen Asset Management, Inc., which compensate GIAC for administrative services provided. These fees range from .05% to 1.00% of the average daily net assets. The amount retained by GIAC in the Account is comprised of amounts accruing to GIAC from the operations of the Account and retained therein. Amounts retained by GIAC in the Account may be transferred by GIAC to its general account.

Sales Charges

Contingent deferred sales charges are assessed on certain partial or total surrenders. These charges are assessed through a redemption in units and paid to GIAC during the first seven contract years for a Single Purchase Payment Contract. For a Flexible Purchase Payment Contract, each payment is subject to a contingent deferred sales charge for six years.

Number of Contract Years Completed	Contingent Deferred Sales Charge Percentage
1	6%
2	6%
3	5%
4	4%
5	3%
6	2%
7	1%
8+	0%

For the years ended December 31, 2003 and 2004, contingent deferred sales charges were $2,027,351 and $1,295,065, respectively.

STATEMENT OF ADDITIONAL INFORMATION	B-39

The Guardian Separate Account D

NOTES TO FINANCIAL STATEMENTS

December 31, 2004 (continued)

NOTE 5 — CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the years ended December 31, 2004 and 2003 were as follows:

	2004			2003
	Units Issued	Units Redeemed	Net Increase/ (Decrease)	Units Issued	Units Redeemed	Net Increase/ (Decrease)
The Guardian Stock Fund	248,951	4,894,334	(4,645,383)	339,779	4,896,410	(4,556,631)
The Guardian VC 500 Index Fund	530,171	235,783	294,388	515,466	158,580	356,886
The Guardian VC Asset Allocation Fund	23,789	76,192	(52,403)	223,979	57,275	166,704
The Guardian VC High Yield Bond Fund	17,900	131,286	(113,386)	444,212	137,882	306,330
The Guardian VC Low Duration Bond Fund	77,204	104	77,100	—	—	—
The Guardian UBS VC Large Cap Value Fund	43,776	145	43,631	—	—	—
The Guardian UBS VC Small Cap Value Fund	62,494	2,726	59,768	—	—	—
The Guardian Bond Fund, Inc.	77,278	1,400,885	(1,323,607)	98,490	2,327,236	(2,228,746)
The Guardian Cash Fund, Inc.	134,818	2,154,559	(2,019,741)	127,817	3,897,516	(3,769,699)
Gabelli Capital Asset Fund	123,908	592,331	(468,423)	376,188	577,620	(201,432)
Baillie Gifford International Growth Fund (formerly Baillie Gifford International Fund)	95,487	767,905	(672,418)	93,813	1,156,284	(1,062,471)
Baillie Gifford Emerging Markets Fund	211,226	233,645	(22,419)	157,557	277,433	(119,876)
The Guardian Small Cap Stock Fund	131,716	379,238	(247,522)	388,031	364,057	23,974
Value Line Centurion Fund	57,754	730,170	(672,416)	71,439	902,671	(831,232)
Value Line Strategic Asset Management Trust	105,796	2,202,687	(2,096,891)	144,626	2,763,341	(2,618,715)
AIM V.I. Capital Appreciation Fund Series I	8,811	92,576	(83,765)	35,539	42,632	(7,093)
AIM V.I. Utilities Fund Series 1 (formerly AIM V.I. Global Utilities Fund Series 1)	69,587	28,532	41,055	28,767	8,692	20,075
AIM V.I. Premier Equity Fund Series I	8,957	78,962	(70,005)	9,285	120,917	(111,632)
AllianceBernstein Growth & Income Portfolio Class B	84,890	44,971	39,919	278,009	25,102	252,907
AllianceBernstein Premier Growth Portfolio Class B	7,648	28,805	(21,157)	103,749	1,129	102,620
AllianceBernstein Technology Portfolio Class B	738	40,517	(39,779)	146,367	4,510	141,857
AllianceBernstein Value Portfolio Class B	65,424	18,514	46,910	85,255	16,986	68,269
Davis Financial Portfolio	57,896	39,360	18,536	21,141	36,676	(15,535)
Davis Real Estate Portfolio	255,924	126,428	129,496	175,512	58,817	116,695
Davis Value Portfolio	461,836	416,919	44,917	357,184	327,962	29,222
Fidelity VIP Contrafund Portfolio Service Class	736,374	379,505	356,869	745,462	323,784	421,678
Fidelity VIP Equity-Income Portfolio Service Class	272,660	250,254	22,406	307,418	160,156	147,262
Fidelity VIP Growth Opportunities Portfolio Service Class	72,839	49,119	23,720	171,701	1,813	169,888
Fidelity VIP Mid Cap Portfolio Service Class	507,439	300,222	207,217	366,603	216,051	150,552
Templeton Growth Securities Fund Class 2	302,138	52,964	249,174	182,200	11,670	170,530
Janus Aspen Mid Cap Growth Portfolio Institutional Shares	76,554	65,803	10,751	235,721	86,059	149,662
Janus Aspen Capital Appreciation Portfolio Institutional Shares	27,205	118,637	(91,432)	19,489	63,558	(44,069)
Janus Aspen Growth Portfolio Institutional Shares	10,438	122,226	(111,788)	16,438	114,657	(98,219)
Janus Aspen Worldwide Growth Portfolio Institutional Shares	14,518	283,612	(269,094)	23,337	447,866	(424,529)
MFS Emerging Growth Series Initial Class	8,500	160,910	(152,410)	257,503	86,993	170,510
MFS Investors Trust Series Initial Class	13,511	180,673	(167,162)	16,168	204,065	(187,897)
MFS New Discovery Series Initial Class	8,050	153,385	(145,335)	127,528	54,172	73,356
MFS Research Series Initial Class	2,579	19,252	(16,673)	3,602	62,019	(58,417)
MFS Total Return Series Initial Class	296,163	365,561	(69,398)	484,242	337,490	146,752
Van Kampen Life Investment Trust Growth & Income Portfolio Class II	184,989	31,318	153,671	141,096	20,579	120,517
Van Kampen Life Investment Trust Government Portfolio Class II	2,061	136,549	(134,488)	71,225	166,347	(95,122)

B-40	STATEMENT OF ADDITIONAL INFORMATION

The Guardian Separate Account D

NOTES TO FINANCIAL STATEMENTS

December 31, 2004 (continued)

NOTE 6 — UNIT VALUES

The following represents amounts for the years ended December 31, excluding the effect of the expenses of the underlying fund portfolios and charges made directly to contractholders’ accounts through redemption of units:

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(3)	Total Return(2)
		Unit Value	In whole $
REGULAR CONTRACT
The Guardian Stock Fund
2004	15,857,297	$34.66	$549,585,460	1.15%	1.76%	4.78%
2003	19,451,754	33.08	643,395,484	1.15%	1.00%	20.05%
2002	23,054,222	27.55	635,194,470	1.15%	0.86%	-21.79%
2001	29,533,253	35.23	1,040,389,684	1.15%	0.23%	-22.35%
2000	37,104,107	45.37	1,683,261,647	1.15%	0.07%	-19.33%
The Guardian VC 500 Index Fund(4)
2004	1,656,828	$8.88	$14,712,434	1.15%	1.99%	9.31%
2003	1,379,012	8.12	11,202,139	1.15%	1.62%	26.77%
2002	1,082,762	6.41	6,938,013	1.15%	2.17%	-23.31%
2001	864,060	8.36	7,219,400	1.15%	1.44%	-12.94%
2000	115,262	9.60	1,106,151	1.15%	0.54%	-4.03%
The Guardian VC Asset Allocation Fund(4)
2004	286,518	$10.24	$2,932,969	1.15%	1.31%	9.04%
2003	334,663	9.39	3,141,923	1.15%	3.03%	26.23%
2002	193,575	7.44	1,439,691	1.15%	2.10%	-20.81%
2001	265,382	9.39	2,492,286	1.15%	1.24%	-10.08%
2000	78,464	10.44	819,460	1.15%	2.77%	4.44%
The Guardian VC High Yield Bond Fund(4)
2004	422,305	$12.40	$5,238,337	1.15%	8.04%	7.96%
2003	544,707	11.49	6,258,550	1.15%	7.44%	16.59%
2002	250,105	9.85	2,464,679	1.15%	7.72%	0.13%
2001	204,845	9.84	2,016,099	1.15%	13.60%	2.37%
2000	36,359	9.61	349,576	1.15%	5.84%	-3.85%
The Guardian VC Low Duration Bond Fund(6)
2004	72,405	$10.01	$724,999	1.15%	3.46%	0.13%
2003	—	—	—	—	—	—
2002	—	—	—	—	—	—
2001	—	—	—	—	—	—
2000	—	—	—	—	—	—
The Guardian UBS VC Large Cap Value Fund(6)
2004	39,504	$11.22	$443,386	1.15%	1.81%	12.24%
2003	—	—	—	—	—	—
2002	—	—	—	—	—	—
2001	—	—	—	—	—	—
2000	—	—	—	—	—	—
The Guardian UBS VC Small Cap Value Fund(6)
2004	53,959	$11.48	$619,693	1.15%	0.79%	14.85%
2003	—	—	—	—	—	—
2002	—	—	—	—	—	—
2001	—	—	—	—	—	—
2000	—	—	—	—	—	—

STATEMENT OF ADDITIONAL INFORMATION	B-41

The Guardian Separate Account D

NOTES TO FINANCIAL STATEMENTS

December 31, 2004 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(3)	Total Return(2)
		Unit Value	In whole $
REGULAR CONTRACT
The Guardian Bond Fund, Inc.
2004	4,840,852	$24.32	$117,741,662	1.15%	4.80%	3.01%
2003	6,031,101	23.61	142,407,047	1.15%	3.41%	3.53%
2002	7,821,403	22.81	178,382,288	1.15%	4.23%	8.21%
2001	7,731,557	21.08	162,955,024	1.15%	6.05%	7.61%
2000	7,511,758	19.59	147,121,658	1.15%	6.15%	8.75%
The Guardian Cash Fund, Inc.
2004	4,190,389	$15.24	$63,845,453	1.15%	1.45%	-0.31%
2003	6,028,620	15.28	92,142,294	1.15%	0.72%	-0.50%
2002	9,456,907	15.36	145,260,974	1.15%	1.20%	0.08%
2001	11,101,327	15.35	170,377,393	1.15%	4.27%	2.40%
2000	9,596,904	14.99	143,839,931	1.15%	6.32%	4.81%
Gabelli Capital Asset Fund
2004	2,981,934	$29.80	$88,854,566	1.15%	0.38%	14.21%
2003	3,359,412	26.09	87,645,873	1.15%	0.11%	33.90%
2002	3,585,124	19.48	69,854,877	1.15%	0.23%	-15.30%
2001	4,047,602	23.00	93,111,605	1.15%	0.51%	1.38%
2000	3,881,708	22.69	88,075,802	1.15%	0.18%	4.34%
Baillie Gifford International Growth Fund (formerly Baillie Gifford International Fund)
2004	4,422,669	$21.91	$96,882,329	1.15%	0.31%	15.38%
2003	5,016,733	18.99	95,247,610	1.15%	1.51%	28.53%
2002	5,987,351	14.77	88,439,948	1.15%	0.08%	-18.65%
2001	7,402,239	18.16	134,408,597	1.15%	—	-21.32%
2000	9,771,054	23.08	225,488,315	1.15%	—	-20.92%
Baillie Gifford Emerging Markets Fund
2004	1,744,987	$17.03	$29,721,405	1.15%	0.23%	22.13%
2003	1,765,901	13.95	24,626,591	1.15%	0.88%	52.15%
2002	1,871,531	9.17	17,154,221	1.15%	0.50%	-7.42%
2001	2,046,816	9.90	20,264,214	1.15%	0.17%	5.08%
2000	2,482,908	9.42	23,393,185	1.15%	—	-28.64%
The Guardian Small Cap Stock Fund
2004	2,558,961	$16.51	$42,253,111	1.15%	—	13.85%
2003	2,772,487	14.50	40,211,489	1.15%	—	41.80%
2002	2,765,735	10.23	28,289,814	1.15%	—	-16.47%
2001	2,868,390	12.25	35,124,318	1.15%	0.01%	-8.88%
2000	3,557,758	13.44	47,811,983	1.15%	—	-4.49%
Value Line Centurion Fund
2004	3,393,467	$38.21	$129,661,973	1.15%	—	10.23%
2003	3,933,358	34.66	136,343,500	1.15%	—	18.11%
2002	4,639,161	29.35	136,148,488	1.15%	—	-23.82%
2001	5,814,117	38.52	223,982,159	1.15%	0.16%	-17.31%
2000	7,206,185	46.59	335,710,705	1.15%	0.07%	-13.48%
Value Line Strategic Asset Management Trust
2004	10,048,251	$42.15	$423,531,248	1.15%	0.41%	10.90%
2003	11,751,872	38.01	446,661,565	1.15%	0.70%	15.19%
2002	13,812,779	33.00	455,770,354	1.15%	1.25%	-13.54%
2001	17,377,163	38.16	663,138,049	1.15%	3.07%	-13.92%
2000	20,945,510	44.33	928,614,695	1.15%	2.07%	0.78%

B-42	STATEMENT OF ADDITIONAL INFORMATION

The Guardian Separate Account D

NOTES TO FINANCIAL STATEMENTS

December 31, 2004 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(3)	Total Return(2)
		Unit Value	In whole $
REGULAR CONTRACT
AIM V.I. Capital Appreciation Fund Series I(4)
2004	298,675	$7.29	$2,177,439	1.15%	—	5.40%
2003	376,901	6.92	2,607,039	1.15%	—	28.03%
2002	374,146	5.40	2,021,377	1.15%	—	-25.23%
2001	543,701	7.23	3,928,400	1.15%	—	-24.16%
2000	554,443	9.53	5,282,349	1.15%	—	-4.73%
AIM V.I. Utilities Fund Series 1 (formerly AIM V.I. Global Utilities Fund Series 1)
2004	135,144	$7.82	$1,056,186	1.15%	3.09%	23.08%
2003	95,181	6.35	604,381	1.15%	3.75%	17.67%
2002	79,695	5.40	430,074	1.15%	3.41%	-26.39%
2001	132,578	7.33	971,962	1.15%	1.80%	-28.76%
2000	55,284	10.29	568,901	1.15%	0.90%	2.90%
AIM V.I. Premier Equity Fund Series I(4)
2004	335,796	$7.13	$2,395,365	1.15%	0.50%	4.55%
2003	402,344	6.82	2,745,105	1.15%	0.27%	23.64%
2002	499,838	5.52	2,758,201	1.15%	0.29%	-31.06%
2001	752,786	8.00	6,025,645	1.15%	0.18%	-13.57%
2000	347,685	9.26	3,219,927	1.15%	0.12%	-7.39%
AllianceBernstein Growth & Income Portfolio Class B(5)
2004	313,203	$11.48	$3,596,068	1.15%	0.89%	9.94%
2003	274,508	10.44	2,866,841	1.15%	0.63%	30.66%
2002	20,036	7.99	160,145	1.15%	0.02%	-20.07%
2001	—	—	—	—	—	—
2000	—	—	—	—	—	—
AllianceBernstein Premier Growth Portfolio Class B(5)
2004	80,413	$10.34	$831,448	1.15%	—	7.10%
2003	92,599	9.65	894,008	1.15%	—	21.95%
2002	2,790	7.92	22,090	1.15%	—	-20.83%
2001	—	—	—	—	—	—
2000	—	—	—	—	—	—
AllianceBernstein Technology Portfolio Class B(5)
2004	92,947	$10.04	$933,341	1.15%	—	3.88%
2003	129,071	9.67	1,247,737	1.15%	—	42.14%
2002	8,947	6.80	60,851	1.15%	—	-31.99%
2001	—	—	—	—	—	—
2000	—	—	—	—	—	—
AllianceBernstein Value Portfolio Class B(5)
2004	186,998	$12.10	$2,262,624	1.15%	0.99%	12.07%
2003	138,117	10.80	1,491,229	1.15%	0.62%	26.98%
2002	81,202	8.50	690,426	1.15%	0.07%	-14.97%
2001	—	—	—	—	—	—
2000	—	—	—	—	—	—
Davis Financial Portfolio(4)
2004	281,870	$12.75	$3,593,713	1.15%	0.41%	9.05%
2003	261,056	11.69	3,052,262	1.15%	0.33%	30.63%
2002	278,025	8.95	2,488,359	1.15%	0.21%	-17.80%
2001	375,499	10.89	4,088,367	1.15%	0.05%	-11.40%
2000	163,662	12.29	2,011,305	1.15%	0.08%	22.89%

STATEMENT OF ADDITIONAL INFORMATION	B-43

The Guardian Separate Account D

NOTES TO FINANCIAL STATEMENTS

December 31, 2004 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(3)	Total Return(2)
		Unit Value	In whole $
REGULAR CONTRACT
Davis Real Estate Portfolio(4)
2004	715,821	$22.12	$15,835,223	1.15%	3.96%	31.81%
2003	551,741	16.78	9,259,856	1.15%	4.32%	35.22%
2002	451,483	12.41	5,603,728	1.15%	4.94%	4.68%
2001	163,258	11.86	1,935,796	1.15%	5.00%	4.28%
2000	101,524	11.37	1,154,342	1.15%	1.14%	13.70%
Davis Value Portfolio(4)
2004	1,617,875	$10.80	$17,468,215	1.15%	1.00%	11.04%
2003	1,528,017	9.72	14,858,318	1.15%	0.76%	28.26%
2002	1,474,930	7.58	11,181,628	1.15%	0.52%	-17.22%
2001	1,622,210	9.16	14,857,067	1.15%	0.55%	-11.42%
2000	772,430	10.34	7,986,621	1.15%	0.28%	3.40%
Fidelity VIP Contrafund Portfolio Service Class(4)
2004	2,016,470	$11.26	$22,707,095	1.15%	0.28%	14.01%
2003	1,698,765	9.88	16,778,808	1.15%	0.30%	26.88%
2002	1,463,397	7.78	11,392,159	1.15%	0.57%	-10.47%
2001	930,322	8.69	8,088,903	1.15%	0.37%	-13.37%
2000	255,412	10.04	2,563,450	1.15%	—	0.37%
Fidelity VIP Equity-Income Portfolio Service Class(4)
2004	1,145,660	$11.89	$13,621,162	1.15%	1.71%	10.10%
2003	1,103,792	10.80	11,919,698	1.15%	1.52%	28.72%
2002	951,416	8.39	7,981,659	1.15%	1.46%	-17.95%
2001	729,421	10.22	7,458,202	1.15%	0.42%	-6.18%
2000	67,729	10.90	738,131	1.15%	—	8.98%
Fidelity VIP Growth Opportunities Portfolio Service Class(4)
2004	258,554	$8.39	$2,169,310	1.15%	0.54%	5.83%
2003	242,013	7.93	1,918,760	1.15%	0.26%	28.17%
2002	81,416	6.19	503,623	1.15%	1.45%	-22.81%
2001	87,433	8.01	700,698	1.15%	0.22%	-15.42%
2000	21,115	9.48	200,075	1.15%	—	-5.25%
Fidelity VIP Mid Cap Portfolio Service Class(4)
2004	2,021,626	$18.27	$36,928,225	1.15%	—	23.33%
2003	1,803,176	14.81	26,706,289	1.15%	0.28%	36.93%
2002	1,744,068	10.82	18,863,944	1.15%	0.74%	-10.93%
2001	1,398,815	12.14	16,986,649	1.15%	—	-4.47%
2000	1,167,489	12.71	14,841,615	1.15%	—	27.12%
Templeton Growth Securities Fund Class 2(5)
2004	497,397	$11.92	$5,929,538	1.15%	1.31%	14.69%
2003	273,913	10.39	2,847,152	1.15%	1.17%	30.62%
2002	118,224	7.96	940,817	1.15%	0.22%	-20.42%
2001	—	—	—	—	—	—
2000	—	—	—	—	—	—
Janus Aspen Mid Cap Growth Portfolio Institutional Shares(4)
2004	567,569	$5.75	$3,264,735	1.15%	—	19.36%
2003	560,184	4.82	2,699,706	1.15%	—	33.55%
2002	434,736	3.61	1,568,818	1.15%	—	-28.76%
2001	615,473	5.07	3,117,871	1.15%	—	-40.15%
2000	868,436	8.46	7,350,186	1.15%	1.74%	-15.36%

B-44	STATEMENT OF ADDITIONAL INFORMATION

The Guardian Separate Account D

NOTES TO FINANCIAL STATEMENTS

December 31, 2004 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(3)	Total Return(2)
		Unit Value	In whole $
REGULAR CONTRACT
Janus Aspen Capital Appreciation Portfolio Institutional Shares(4)
2004	478,003	$8.29	$3,963,457	1.15%	0.29%	16.87%
2003	574,029	7.10	4,072,765	1.15%	0.43%	19.15%
2002	612,471	5.95	3,647,092	1.15%	0.59%	-16.64%
2001	664,090	7.14	4,743,909	1.15%	1.43%	-22.57%
2000	458,794	9.23	4,232,897	1.15%	0.80%	-7.74%
Janus Aspen Growth Portfolio Institutional Shares(4)
2004	334,275	$6.74	$2,251,794	1.15%	0.16%	3.31%
2003	444,434	6.52	2,897,877	1.15%	0.08%	30.22%
2002	533,613	5.01	2,671,972	1.15%	—	-27.36%
2001	732,194	6.89	5,046,919	1.15%	0.08%	-25.60%
2000	549,607	9.26	5,091,864	1.15%	0.89%	-7.35%
Janus Aspen Worldwide Growth Portfolio Institutional Shares(4)
2004	699,959	$6.55	$4,585,456	1.15%	1.15%	3.57%
2003	951,615	6.33	6,019,096	1.15%	1.02%	22.57%
2002	1,315,032	5.16	6,786,394	1.15%	0.88%	-26.36%
2001	1,510,751	7.01	10,587,046	1.15%	0.52%	-23.33%
2000	1,064,845	9.14	9,732,676	1.15%	0.94%	-8.60%
MFS Emerging Growth Series Initial Class(4)
2004	246,274	$5.74	$1,413,804	1.15%	—	11.66%
2003	340,505	5.14	1,750,681	1.15%	—	28.73%
2002	226,639	3.99	905,190	1.15%	—	-34.52%
2001	351,543	6.10	2,144,330	1.15%	—	-34.25%
2000	310,649	9.28	2,882,035	1.15%	—	-7.23%
MFS Investors Trust Series Initial Class
2004	665,986	$11.29	$7,517,017	1.15%	0.77%	10.07%
2003	797,093	10.25	8,173,634	1.15%	0.63%	20.74%
2002	971,716	8.49	8,252,474	1.15%	0.59%	-21.87%
2001	1,377,253	10.87	14,971,095	1.15%	0.49%	-16.92%
2000	1,708,374	13.08	22,352,528	1.15%	0.43%	-1.30%
MFS New Discovery Series Initial Class(4)
2004	370,291	$9.35	$3,461,648	1.15%	—	5.29%
2003	504,746	8.88	4,481,501	1.15%	—	32.18%
2002	440,823	6.72	2,961,074	1.15%	—	-32.42%
2001	576,897	9.94	5,733,914	1.15%	—	-6.12%
2000	254,820	10.59	2,697,791	1.15%	—	5.87%
MFS Research Series Initial Class(4)
2004	96,306	$7.94	$764,469	1.15%	1.31%	14.51%
2003	112,574	6.93	780,342	1.15%	0.62%	23.27%
2002	166,787	5.62	937,874	1.15%	0.32%	-25.40%
2001	301,375	7.54	2,271,847	1.15%	0.01%	-22.16%
2000	205,060	9.68	1,985,752	1.15%	—	-3.16%
MFS Total Return Series Initial Class(4)
2004	2,031,884	$13.20	$26,824,037	1.15%	2.01%	10.04%
2003	2,133,759	12.00	25,599,340	1.15%	1.68%	14.99%
2002	1,989,124	10.43	20,754,083	1.15%	1.60%	-6.26%
2001	1,377,004	11.13	15,326,610	1.15%	1.65%	-0.91%
2000	170,337	11.23	1,913,238	1.15%	—	12.32%

STATEMENT OF ADDITIONAL INFORMATION	B-45

The Guardian Separate Account D

NOTES TO FINANCIAL STATEMENTS

December 31, 2004 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(3)	Total Return(2)
		Unit Value	In whole $
REGULAR CONTRACT
Van Kampen Life Investment Trust Growth & Income Portfolio Class II(5)
2004	305,449	$11.73	$3,582,483	1.15%	0.78%	12.80%
2003	162,745	10.40	1,692,112	1.15%	0.49%	26.21%
2002	56,154	8.24	462,607	1.15%	—	-17.62%
2001	—	—	—	—	—	—
2000	—	—	—	—	—	—
Van Kampen Life Investment Trust Government Portfolio Class II(5)
2004	322,247	$10.95	$3,527,885	1.15%	5.81%	2.70%
2003	438,524	10.66	4,674,637	1.15%	4.79%	0.32%
2002	447,786	10.63	4,758,190	1.15%	—	6.26%
2001	—	—	—	—	—	—
2000	—	—	—	—	—	—

B-46	STATEMENT OF ADDITIONAL INFORMATION

The Guardian Separate Account D

NOTES TO FINANCIAL STATEMENTS

December 31, 2004 (continued)

		Net Assets		Expense Ratio(1)	Investment Income Ratio(3)	Total Return(2)
	Units	Unit Value	In whole $
7 YEAR ENHANCED DEATH BENEFIT RIDER
The Guardian Stock Fund
2004	3,482,087	$9.79	$34,092,417	1.45%	1.76%	4.47%
2003	4,533,013	9.37	42,484,120	1.45%	1.00%	19.69%
2002	5,487,176	7.83	42,966,497	1.45%	0.86%	-22.02%
2001	7,249,644	10.04	72,800,082	1.45%	0.23%	-22.58%
2000	9,362,793	12.97	121,442,619	1.45%	0.07%	-19.49%
The Guardian VC 500 Index Fund(4)
2004	145,679	$8.76	$1,275,844	1.45%	1.99%	9.01%
2003	129,107	8.04	1,037,488	1.45%	1.62%	26.39%
2002	68,471	6.36	435,326	1.45%	2.17%	-23.54%
2001	72,521	8.32	603,019	1.45%	1.44%	-13.20%
2000	1,582	9.58	15,155	1.45%	0.54%	-4.21%
The Guardian VC Asset Allocation Fund(4)
2004	44,380	$10.10	$448,060	1.45%	1.31%	8.71%
2003	48,638	9.29	451,714	1.45%	3.03%	25.85%
2002	23,022	7.38	169,888	1.45%	2.10%	-21.04%
2001	19,408	9.35	181,390	1.45%	1.24%	-10.35%
2000	3,520	10.42	36,696	1.45%	2.77%	4.25%
The Guardian VC High Yield Bond Fund(4)
2004	41,269	$12.23	$504,879	1.45%	8.04%	7.63%
2003	32,253	11.37	366,587	1.45%	7.44%	16.24%
2002	20,525	9.78	200,693	1.45%	7.72%	-0.17%
2001	2,876	9.79	28,174	1.45%	13.60%	2.03%
2000	—	—	—	—	—	—
The Guardian VC Low Duration Bond Fund(6)
2004	4,695	$9.99	$46,915	1.45%	1.37%	-0.07%
2003	—	—	—	—	—	—
2002	—	—	—	—	—	—
2001	—	—	—	—	—	—
2000	—	—	—	—	—	—
The Guardian UBS VC Large Cap Value Fund(6)
2004	4,127	$11.20	$46,231	1.45%	2.15%	12.01%
2003	—	—	—	—	—	—
2002	—	—	—	—	—	—
2001	—	—	—	—	—	—
2000	—	—	—	—	—	—
The Guardian UBS VC Small Cap Value Fund(6)
2004	5,809	$11.46	$66,580	1.45%	0.63%	14.61%
2003	—	—	—	—	—	—
2002	—	—	—	—	—	—
2001	—	—	—	—	—	—
2000	—	—	—	—	—	—
The Guardian Bond Fund, Inc.
2004	695,823	$14.00	$9,743,676	1.45%	4.80%	2.70%
2003	829,181	13.64	11,305,977	1.45%	3.41%	3.22%
2002	1,267,625	13.21	16,745,055	1.45%	4.23%	7.89%
2001	1,109,572	12.24	13,585,922	1.45%	6.05%	7.29%
2000	916,576	11.41	10,460,224	1.45%	6.15%	8.42%

STATEMENT OF ADDITIONAL INFORMATION	B-47

The Guardian Separate Account D

NOTES TO FINANCIAL STATEMENTS

December 31, 2004 (continued)

		Net Assets		Expense Ratio(1)	Investment Income Ratio(3)	Total Return(2)
	Units	Unit Value	In whole $
7 YEAR ENHANCED DEATH BENEFIT RIDER
The Guardian Cash Fund, Inc.
2004	338,042	$11.28	$3,814,109	1.45%	1.45%	-0.61%
2003	519,552	11.35	5,898,272	1.45%	0.72%	-0.79%
2002	860,964	11.44	9,852,456	1.45%	1.20%	-0.22%
2001	1,031,906	11.47	11,834,272	1.45%	4.27%	2.09%
2000	845,837	11.23	9,501,760	1.45%	6.32%	4.49%
Gabelli Capital Asset Fund
2004	551,832	$18.67	$10,301,033	1.45%	0.38%	13.87%
2003	642,777	16.39	10,537,302	1.45%	0.11%	33.50%
2002	618,497	12.28	7,595,124	1.45%	0.23%	-15.55%
2001	767,170	14.54	11,155,980	1.45%	0.51%	1.08%
2000	733,340	14.39	10,550,038	1.45%	0.18%	4.02%
Baillie Gifford International Growth Fund (formerly Baillie Gifford International Fund)
2004	491,691	$12.78	$6,283,872	1.45%	0.31%	15.03%
2003	570,045	11.11	6,333,218	1.45%	1.51%	28.19%
2002	661,898	8.67	5,738,404	1.45%	0.08%	-18.92%
2001	838,502	10.69	8,963,135	1.45%	—	-21.55%
2000	1,154,056	13.63	15,725,596	1.45%	—	-21.16%
Baillie Gifford Emerging Markets Fund
2004	103,954	$16.96	$1,763,137	1.45%	0.23%	21.77%
2003	105,459	13.93	1,468,926	1.45%	0.88%	51.69%
2002	119,705	9.18	1,099,173	1.45%	0.50%	-7.70%
2001	147,733	9.95	1,469,655	1.45%	0.17%	4.77%
2000	184,854	9.50	1,755,285	1.45%	—	-28.85%
The Guardian Small Cap Stock Fund
2004	208,232	$14.49	$3,018,142	1.45%	—	13.50%
2003	242,228	12.77	3,093,204	1.45%	—	41.37%
2002	225,006	9.03	2,032,452	1.45%	—	-16.72%
2001	292,911	10.85	3,177,007	1.45%	0.01%	-9.15%
2000	410,859	11.94	4,905,361	1.45%	—	-4.78%
Value Line Centurion Fund
2004	548,405	$11.33	$6,212,788	1.45%	—	9.90%
2003	680,930	10.31	7,019,357	1.45%	—	17.76%
2002	806,359	8.75	7,058,786	1.45%	—	-24.05%
2001	1,018,409	11.53	11,737,769	1.45%	0.16%	-17.55%
2000	1,235,716	13.98	17,274,973	1.45%	0.07%	-13.74%
Value Line Strategic Asset Management Trust
2004	1,898,314	$14.90	$28,285,641	1.45%	0.41%	10.56%
2003	2,291,584	13.48	30,882,909	1.45%	0.70%	14.84%
2002	2,849,392	11.73	33,437,383	1.45%	1.25%	-13.79%
2001	3,731,307	13.61	50,793,279	1.45%	3.07%	-14.18%
2000	4,407,994	15.86	69,921,570	1.45%	2.07%	0.47%
AIM V.I. Capital Appreciation Fund Series I(4)
2004	14,079	$7.19	$101,228	1.45%	—	5.08%
2003	19,618	6.84	134,234	1.45%	—	27.65%
2002	29,466	5.36	157,953	1.45%	—	-25.45%
2001	47,001	7.19	337,965	1.45%	—	-24.39%
2000	59,188	9.51	562,879	1.45%	—	-4.90%

B-48	STATEMENT OF ADDITIONAL INFORMATION

The Guardian Separate Account D

NOTES TO FINANCIAL STATEMENTS

December 31, 2004 (continued)

		Net Assets		Expense Ratio(1)	Investment Income Ratio(3)	Total Return(2)
	Units	Unit Value	In whole $
7 YEAR ENHANCED DEATH BENEFIT RIDER
AIM V.I. Utilities Fund Series 1 (formerly AIM V.I. Global Utilities Fund Series 1)
2004	11,261	$7.71	$86,799	1.45%	3.09%	22.71%
2003	10,169	6.28	63,878	1.45%	3.75%	17.31%
2002	5,580	5.35	29,879	1.45%	3.41%	-26.61%
2001	3,843	7.30	28,036	1.45%	1.80%	-28.97%
2000	4,021	10.27	41,300	1.45%	0.90%	2.72%
AIM V.I. Premier Equity Fund Series I(4)
2004	34,692	$7.04	$244,069	1.45%	0.50%	4.24%
2003	38,149	6.75	257,479	1.45%	0.27%	23.27%
2002	52,287	5.48	286,282	1.45%	0.29%	-31.27%
2001	67,962	7.97	541,385	1.45%	0.18%	-13.83%
2000	10,882	9.24	100,594	1.45%	0.12%	-7.56%
AllianceBernstein Growth & Income Portfolio Class B(5)
2004	14,911	$11.39	$169,836	1.45%	0.89%	9.61%
2003	13,687	10.39	142,229	1.45%	0.63%	30.27%
2002	15,252	7.98	121,657	1.45%	0.02%	-20.23%
2001	—	—	—	—	—	—
2000	—	—	—	—	—	—
AllianceBernstein Premier Growth Portfolio Class B(5)
2004	3,840	$10.26	$39,387	1.45%	—	6.77%
2003	12,811	9.61	123,068	1.45%	—	21.58%
2002	—	—	—	—	—	—
2001	—	—	—	—	—	—
2000	—	—	—	—	—	—
AllianceBernstein Technology Portfolio Class B(5)
2004	18,078	$9.96	$180,085	1.45%	—	3.56%
2003	21,733	9.62	209,037	1.45%	—	41.71%
2002	—	—	—	—	—	—
2001	—	—	—	—	—	—
2000	—	—	—	—	—	—
AllianceBernstein Value Portfolio Class B(5)
2004	15,792	$12.00	$189,545	1.45%	0.99%	11.73%
2003	17,763	10.74	190,827	1.45%	0.62%	26.60%
2002	6,409	8.49	54,386	1.45%	0.07%	-15.15%
2001	—	—	—	—	—	—
2000	—	—	—	—	—	—
Davis Financial Portfolio(4)
2004	14,394	$12.57	$180,998	1.45%	0.41%	8.72%
2003	16,672	11.57	192,823	1.45%	0.33%	30.24%
2002	15,238	8.88	135,321	1.45%	0.21%	-18.04%
2001	26,910	10.84	291,586	1.45%	0.05%	-11.67%
2000	35,571	12.27	436,354	1.45%	0.08%	22.67%
Davis Real Estate Portfolio(4)
2004	57,909	$21.82	$1,263,445	1.45%	3.96%	31.41%
2003	92,493	16.60	1,535,607	1.45%	4.32%	34.81%
2002	76,056	12.32	936,642	1.45%	4.94%	4.36%
2001	24,931	11.80	294,189	1.45%	5.00%	3.97%
2000	15,795	11.35	179,262	1.45%	1.14%	13.50%

STATEMENT OF ADDITIONAL INFORMATION	B-49

The Guardian Separate Account D

NOTES TO FINANCIAL STATEMENTS

December 31, 2004 (continued)

		Net Assets		Expense Ratio(1)	Investment Income Ratio(3)	Total Return(2)
	Units	Unit Value	In whole $
7 YEAR ENHANCED DEATH BENEFIT RIDER
Davis Value Portfolio(4)
2004	114,091	$10.65	$1,214,920	1.45%	1.00%	10.70%
2003	159,032	9.62	1,529,771	1.45%	0.76%	27.88%
2002	182,897	7.52	1,375,769	1.45%	0.52%	-17.47%
2001	160,700	9.11	1,464,710	1.45%	0.55%	-11.69%
2000	47,021	10.32	485,297	1.45%	0.28%	3.21%
Fidelity VIP Contrafund Portfolio Service Class(4)
2004	329,779	$11.11	$3,662,544	1.45%	0.28%	13.67%
2003	290,615	9.77	2,839,516	1.45%	0.30%	26.50%
2002	104,305	7.72	805,664	1.45%	0.57%	-10.73%
2001	75,177	8.65	650,501	1.45%	0.37%	-13.63%
2000	15,882	10.02	159,107	1.45%	—	0.18%
Fidelity VIP Equity-Income Portfolio Service Class(4)
2004	80,771	$11.73	$947,123	1.45%	1.71%	9.77%
2003	100,233	10.68	1,070,750	1.45%	1.52%	28.34%
2002	105,347	8.32	876,892	1.45%	1.46%	-18.20%
2001	104,223	10.18	1,060,539	1.45%	0.42%	-6.46%
2000	14,151	10.88	153,940	1.45%	—	8.79%
Fidelity VIP Growth Opportunities Portfolio Service Class(4)
2004	19,604	$8.27	$162,216	1.45%	0.54%	5.51%
2003	12,425	7.84	97,449	1.45%	0.26%	27.79%
2002	3,134	6.14	19,233	1.45%	1.45%	-23.05%
2001	5,751	7.98	45,868	1.45%	0.22%	-15.68%
2000	1,719	9.46	16,256	1.45%	—	-5.42%
Fidelity VIP Mid Cap Portfolio Service Class(4)
2004	204,288	$18.02	$3,680,387	1.45%	—	22.96%
2003	215,521	14.65	3,157,660	1.45%	0.28%	36.52%
2002	124,077	10.73	1,331,576	1.45%	0.74%	-11.20%
2001	89,713	12.09	1,084,213	1.45%	—	-4.76%
2000	96,187	12.69	1,220,555	1.45%	—	26.89%
Templeton Growth Securities Fund Class 2(5)
2004	56,925	$11.83	$673,178	1.45%	1.31%	14.34%
2003	31,235	10.34	323,044	1.45%	1.17%	30.22%
2002	16,394	7.94	130,197	1.45%	0.22%	-20.58%
2001	—	—	—	—	—	—
2000	—	—	—	—	—	—
Janus Aspen Mid Cap Growth Portfolio Institutional Shares(4)
2004	41,890	$5.67	$237,649	1.45%	—	19.00%
2003	38,524	4.77	183,660	1.45%	—	33.15%
2002	14,310	3.58	51,238	1.45%	—	-28.98%
2001	48,567	5.04	244,848	1.45%	—	-40.33%
2000	32,561	8.45	275,086	1.45%	1.74%	-15.52%
Janus Aspen Capital Appreciation Portfolio Institutional Shares(4)
2004	41,956	$8.18	$343,103	1.45%	0.29%	16.51%
2003	37,362	7.02	262,231	1.45%	0.43%	18.79%
2002	42,989	5.91	253,993	1.45%	0.59%	-16.89%
2001	60,384	7.11	429,281	1.45%	1.43%	-22.81%
2000	31,021	9.21	285,686	1.45%	0.80%	-7.91%

B-50	STATEMENT OF ADDITIONAL INFORMATION

The Guardian Separate Account D

NOTES TO FINANCIAL STATEMENTS

December 31, 2004 (continued)

		Net Assets		Expense Ratio(1)	Investment Income Ratio(3)	Total Return(2)
	Units	Unit Value	In whole $
7 YEAR ENHANCED DEATH BENEFIT RIDER
Janus Aspen Growth Portfolio Institutional Shares(4)
2004	32,296	$6.64	$214,566	1.45%	0.16%	3.00%
2003	33,925	6.45	218,819	1.45%	0.08%	29.83%
2002	42,965	4.97	213,463	1.45%	—	-27.57%
2001	131,473	6.86	901,867	1.45%	0.08%	-25.82%
2000	93,712	9.25	866,627	1.45%	0.89%	-7.52%
Janus Aspen Worldwide Growth Portfolio Institutional Shares(4)
2004	50,534	$6.46	$326,502	1.45%	1.15%	3.26%
2003	67,972	6.26	425,303	1.45%	1.02%	22.20%
2002	129,084	5.12	660,961	1.45%	0.88%	-26.58%
2001	206,264	6.97	1,438,511	1.45%	0.52%	-23.56%
2000	124,924	9.12	1,139,735	1.45%	0.94%	-8.77%
MFS Emerging Growth Series Initial Class(4)
2004	19,557	$5.66	$110,730	1.45%	—	11.32%
2003	77,736	5.09	395,373	1.45%	—	28.34%
2002	21,092	3.96	83,586	1.45%	—	-34.72%
2001	16,806	6.07	102,018	1.45%	—	-34.45%
2000	17,227	9.26	159,534	1.45%	—	-7.39%
MFS Investors Trust Series Initial Class
2004	52,947	$11.33	$599,798	1.45%	0.77%	9.74%
2003	89,002	10.32	918,750	1.45%	0.63%	20.38%
2002	102,276	8.58	877,021	1.45%	0.59%	-22.11%
2001	225,960	11.01	2,487,549	1.45%	0.49%	-17.17%
2000	272,814	13.29	3,625,898	1.45%	0.43%	-1.63%
MFS New Discovery Series Initial Class(4)
2004	24,948	$9.22	$230,024	1.45%	—	4.97%
2003	35,828	8.78	314,684	1.45%	—	31.78%
2002	26,395	6.66	175,919	1.45%	—	-32.62%
2001	37,658	9.89	372,490	1.45%	—	-6.40%
2000	13,361	10.57	141,192	1.45%	—	5.68%
MFS Research Series Initial Class(4)
2004	10,222	$7.83	$80,024	1.45%	1.31%	14.17%
2003	10,627	6.86	72,870	1.45%	0.62%	22.90%
2002	14,831	5.58	82,748	1.45%	0.32%	-25.63%
2001	21,250	7.50	159,422	1.45%	0.01%	-22.39%
2000	8,811	9.67	85,171	1.45%	—	-3.34%
MFS Total Return Series Initial Class(4)
2004	139,078	$13.02	$1,810,812	1.45%	2.01%	9.71%
2003	106,601	11.87	1,265,158	1.45%	1.68%	14.64%
2002	104,484	10.35	1,081,667	1.45%	1.60%	-6.54%
2001	58,131	11.08	643,912	1.45%	1.65%	-1.20%
2000	11,957	11.21	134,058	1.45%	—	12.12%
Van Kampen Life Investment Trust Growth & Income Portfolio Class II(5)
2004	43,044	$11.63	$500,802	1.45%	0.78%	12.46%
2003	32,077	10.35	331,846	1.45%	0.49%	25.83%
2002	18,151	8.22	149,229	1.45%	—	-17.78%
2001	—	—	—	—	—	—
2000	—	—	—	—	—	—

STATEMENT OF ADDITIONAL INFORMATION	B-51

The Guardian Separate Account D

NOTES TO FINANCIAL STATEMENTS

December 31, 2004 (continued)

		Net Assets		Expense Ratio(1)	Investment Income Ratio(3)	Total Return(2)
	Units	Unit Value	In whole $
7 YEAR ENHANCED DEATH BENEFIT RIDER
Van Kampen Life Investment Trust Government Portfolio Class II(5)
2004	19,331	$10.86	$209,939	1.45%	5.81%	2.39%
2003	37,542	10.61	398,186	1.45%	4.79%	0.02%
2002	123,402	10.60	1,308,637	1.45%	—	6.05%
2001	—	—	—	—	—	—
2000	—	—	—	—	—	—

(1)	These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.
(2)	Total returns are not annualized for periods less than a year. These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.
(3)	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests. The investment income ratio is annualized for a product designed in the initial year units were purchased. The average net asset is calculated based on month ending net asset balance of last thirteen months . For 2003 the average net asset is calculated based on mortality and expense charges divided by annual rate of mortality and expense risk.
(4)	Portfolio commenced operations on June 1, 2000.
(5)	Portfolio commenced operations on May 1, 2002.
(6)	Portfolio commenced operations on May 1, 2004.

B-52	STATEMENT OF ADDITIONAL INFORMATION

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of

The Guardian Insurance & Annuity Company, Inc.

and the Contract Owners of The Guardian Separate Account D

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Guardian Stock, Guardian VC 500 Index, Guardian VC Asset Allocation, Guardian VC High Yield Bond, Guardian VC Low Duration Bond, Guardian UBS VC Large Cap Value, Guardian UBS VC Small Cap Value, Guardian Bond, Guardian Cash, Gabelli Capital Asset, Baillie Gifford International Growth, Baillie Gifford Emerging Markets, Guardian Small Cap Stock, Value Line Centurion, Value Line Strategic Asset Management, AIM V.I. Capital Appreciation Series I, AIM V.I. Utilities Series I, AIM V.I. Premier Equity Series I, AllianceBernstein Growth & Income Class B, AllianceBernstein Premier Growth Class B, AllianceBernstein Technology Class B, AllianceBernstein Value Class B, Davis Financial, Davis Real Estate, Davis Value, Fidelity VIP Contrafund Service Class, Fidelity VIP Equity-Income Service Class, Fidelity VIP Growth Opportunities Service Class, Fidelity VIP Mid Cap Service Class, Templeton Growth Securities Class 2, Janus Aspen Mid Cap Growth Institutional Shares, Janus Aspen Capital Appreciation Institutional Shares, Janus Aspen Growth Institutional Shares, Janus Aspen Worldwide Growth Institutional Shares, MFS Emerging Growth Initial Class, MFS Investors Trust Initial Class, MFS New Discovery Initial Class, MFS Research Series Initial Class, MFS Total Return Series Initial Class, Van Kampen Life Investment Trust Growth & Income Class II and Van Kampen Life Investment Trust Government Class II investment divisions (constituting The Guardian Separate Account D) at December 31, 2004, the results of each of their operations for the year then ended and the changes in each of their net assets for the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of The Guardian Insurance & Annuity Company, Inc. management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of the underlying funds owned at December 31, 2004 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

April 8, 2005

New York, New York

STATEMENT OF ADDITIONAL INFORMATION	B-53

THE GUARDIAN INSURANCE

& ANNUITY COMPANY, INC.

The Guardian Insurance & Annuity Company, Inc.

CONSOLIDATED BALANCE SHEETS

	December 31,
	2004	2003
	(In millions)
Assets:
Bonds, available for sale at fair value (amortized cost $2,053 million; $1,597 million, respectively)	$2,096	$1,664
Affiliated mutual funds, available for sale at fair value (amortized cost $13 million; $10 million, respectively)	20	17
Trading securities, held for trading at fair value (amortized cost $77 million; $15 million, respectively)	77	15
Preferred stock, available for sale at fair value (amortized cost $8 million)	8	—
Policy loans	84	84
Cash and cash equivalents	137	295
Other invested assets	3	1

Total invested assets	2,425	2,076

Deferred policy acquisition costs	329	321
Deferred software costs	—	1
Amounts receivable from reinsurers	33	31
Investment income due and accrued	31	27
Other assets	15	62
Federal income taxes recoverable	16	12
Accounts receivable	46	28
Separate account assets	7,503	7,731

Total Assets	$10,398	$10,289

Liabilities:
Future policy benefits and other policyholder liabilities	$2,169	$1,849
Due to parent and affiliated mutual funds	39	36
Deferred federal income taxes, net	78	91
Accrued expenses and other liabilities	121	159
Separate account liabilities	7,503	7,666

Total Liabilities	9,910	9,801

Stockholder’s equity:
Common stock, $125 par value, 20,000 shares authorized, issued and outstanding	2	2
Additional paid-in capital	182	182
Retained earnings	290	280
Accumulated other comprehensive income, net of deferred taxes	14	24

Total Stockholder’s Equity	488	488

Total Liabilities & Stockholder’s Equity	$10,398	$10,289

See notes to consolidated financial statements.

B-54	STATEMENT OF ADDITIONAL INFORMATION

The Guardian Insurance & Annuity Company, Inc.

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

	For the Years Ended December 31,
	2004	2003	2002
	(In millions)
Revenues:
Premiums	$10	$11	$12
Net investment income	96	85	60
Net realized gains (losses) on investments	3	3	(22)
Income from brokerage operations	33	23	28
Administrative service fees	198	200	203
Other (expense) income	(16)	(14)	(5)

Total revenues	324	308	276

Benefits and expenses:
Policyholder benefits	72	86	53
Amortization of deferred policy acquisition costs	86	78	79
Amortization of deferred software costs	1	1	8
Other operating costs and expenses	163	153	271

Total benefits and expenses	322	318	411

Income (loss) before income taxes and cumulative effect of a change in accounting principles	2	(10)	(135)

Federal income taxes:
Current benefit	(4)	(14)	(31)
Deferred benefit	(6)	—	(27)

Total federal income taxes	(10)	(14)	(58)

Income (loss) before cumulative effect of a change in accounting principles	12	4	(77)
Cumulative effect of a change in accounting principles, net of tax	(2)	—	—

Net income (loss)	10	4	(77)
Other comprehensive (loss) income, net of income tax:
Change in unrealized investment (losses) gains, net of tax	(10)	12	8

Comprehensive income (loss)	$—	$16	$(69)

See notes to consolidated financial statements.

STATEMENT OF ADDITIONAL INFORMATION	B-55

The Guardian Insurance & Annuity Company, Inc.

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER’S EQUITY

	For the Years Ended December 31,
	2004	2003	2002
	(In millions)
Common stock at par value, beginning of year	$2	$2	$2

Common stock at par value, end of year	2	2	2

Capital in excess of par value, beginning of year	182	162	137
Capital contribution	—	20	25

Capital in excess of par value, end of year	182	182	162

Retained earnings, beginning of year	280	276	353
Net income (loss)	10	4	(77)

Retained earnings, end of year	290	280	276

Accumulated other comprehensive income, net of deferred taxes, beginning of year	24	12	4
Change in unrealized investment (losses) gains, net of deferred taxes	(10)	12	8

Accumulated other comprehensive income, net of deferred taxes, end of year	14	24	12

Total stockholder’s equity, end of year	$488	$488	$452

See notes to consolidated financial statements.

B-56	STATEMENT OF ADDITIONAL INFORMATION

The Guardian Insurance & Annuity Company, Inc.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the Years Ended December 31,
	2004	2003	2002
	(In millions)
Operating activities:
Net income (loss)	$10	$4	$(77)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Changes in
Deferred policy acquisition costs	(8)	(1)	83
Deferred software costs	1	1	6
Amounts receivable from reinsurers	(2)	2	4
Investment income due and accrued	(2)	(9)	(5)
Other assets	45	(52)	(3)
Federal income taxes recoverable	(4)	25	(17)
Accounts receivable	(18)	2	(5)
Separate accounts, net	63	(5)	2
Future policy benefits and policyholder liabilities	96	60	(24)
Due to parent and affiliated mutual funds	3	(12)	(7)
Deferred federal income taxes, net	(13)	6	(22)
Accrued expenses and other liabilities	(39)	58	(2)
Net realized (gains) losses on investments	(3)	(3)	22
Other	(4)	3	4

Net cash provided by (used in) operating activities	125	79	(41)

Investment activities:
Proceeds from investments sold or matured Bonds	394	175	173
Affiliated mutual funds	—	—	14
Investments purchased Bonds	(709)	(764)	(567)
Affiliated mutual funds	(8)	(2)	(5)
Preferred stocks	(7)	—	—
Other items, net	(5)	(4)	—

Net cash used in investing activities	(335)	(595)	(385)

Financing activities:
Additions to policyholder contract deposits	261	838	541
Withdrawals from policyholder contract deposits	(211)	(168)	(86)
Capital contribution	—	20	25
Other items	—	13	1

Net cash provided by financing activities	50	703	481

Cumulative effect of a change in accounting principles, net of tax	2	—	—

Net (decrease) increase in cash	(158)	187	55
Cash and cash equivalents, at beginning of year	295	108	53

Cash and cash equivalents, at end of year	$137	$295	$108

Supplemental disclosure:
Federal income taxes paid (recovered)	$1	$(38)	$(16)

See notes to consolidated financial statements.

STATEMENT OF ADDITIONAL INFORMATION	B-57

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2004

1.  ORGANIZATION

The Guardian Insurance & Annuity Company, Inc. (GIAC or the Company) is a wholly owned subsidiary of The Guardian Life Insurance Company of America (The Guardian). The Company, domiciled in the state of Delaware, is licensed to conduct life and health insurance business in all fifty states and the District of Columbia. The Company’s primary business is the sale of variable deferred annuity contracts and variable and term life insurance policies. For variable products, other than 401(k) products, contracts are sold by insurance agents who are licensed by GIAC and are either Registered Representatives of Park Avenue Securities, LLC (PAS) or other broker dealer firms that have entered into sales agreements with GIAC. The Company’s general agency distribution system is used for the sale of other products and policies. In October of 2002, the Company and The Guardian discontinued selling new Group Pension business but will continue servicing existing planholders.

PAS, a wholly owned subsidiary of the Company, is a registered broker dealer under the Securities and Exchange Act of 1934. PAS was established as a broker dealer during 1999 and has assumed the registered representatives formerly affiliated with Guardian Investor Services LLC (GIS).

GIS, a wholly owned subsidiary of the Company, is a registered broker dealer under the Securities and Exchange Act of 1934 and is a registered investment adviser under the Investment Adviser’s Act of 1940. GIS is the distributor and underwriter for GIAC’s variable products, and is the investment adviser to certain mutual funds sponsored by GIAC, which are investment options for the variable products.

The Company, in agreement with Baillie Gifford Overseas Ltd., has an interest in a company — Guardian Baillie Gifford Ltd. (GBG) — that is organized as a corporation in Scotland. GBG is registered in both the United Kingdom and the United States to act as an investment adviser for the Baillie Gifford International Growth Fund (BGIGF) (formerly known as Baillie Gifford International Fund), The Baillie Gifford Emerging Markets Fund (BGEMF), The Guardian Baillie Gifford International Growth Fund (GBGIGF) (formerly known as The Guardian Baillie Gifford International Fund) and The Guardian Baillie Gifford Emerging Markets Fund (GBGEMF). The Funds are offered in the U.S. as investment options under certain variable annuity contracts and variable life policies.

The Company has established eighteen insurance separate accounts primarily to support the variable annuity and life insurance products it offers. The majority of the separate accounts are unit investment trusts registered under the Investment Company Act of 1940. Proceeds from the sale of variable products are invested through these separate accounts in certain mutual funds specified by the contractholders. Of these separate accounts the Company maintains two separate accounts whose sole purpose is to fund certain employee benefit plans of The Guardian.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying consolidated financial statements include the accounts of GIAC and its majority-owned subsidiaries. These consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). Intercompany balances and transactions have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and assumptions. Some of the key estimates are in the development of policy reserves and deferred policy acquisition costs, including mortality, morbidity, lapse, expense and investment experience. Actual future results could differ from these assumptions and estimates. The Company regularly invests in mortgage loans, mortgage-backed securities and other securities subject to prepayment and/or call risk. Significant changes in prevailing

B-58	STATEMENT OF ADDITIONAL INFORMATION

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2004 (continued)

interest rates and/or geographic conditions may adversely affect the timing and amount of cash flows on such securities, as well as their related values. In addition, the amortization of market premium and accretion of market discount for mortgage-backed securities is based on historical experience and estimates of future payment experience underlying mortgage loans. Actual prepayment timing could differ from original estimates resulting in adjustments to asset values and amortization or accretion recorded in future periods.

Investments

Bonds, preferred stocks and affiliated mutual funds are classified as “available for sale” and are carried at estimated fair value. Changes in unrealized gains and losses on investments, net of income taxes are included in a separate component of equity, “Accumulated other comprehensive income”. The investment portfolio is reviewed for investments that may have experienced a decline in value considered to be other-than-temporary. The Company considers several factors in determining if an other-than-temporary decline exists: duration and extent to which the value of the security has been less than cost; financial condition of the issuer; the near term prospects for recovery of the market value of a security; and the intent and ability of the Company to hold the security to allow for an anticipated recovery in value. Impairments that are considered other-than-temporary are included in “Net realized gains (losses) on investments “.

Trading securities are primarily investments in affiliated mutual funds which are carried at fair value. Change in fair value of these affiliated mutual funds are reported in Net realized gains (losses) on investment in the Consolidated Statements of Income and Comprehensive Income.

Derivative financial instruments are entered into in the normal course of business to reduce the Company’s exposure to fluctuations in foreign currency exchange rates and market volatility. These hedging strategies include the use of interest rate caps.

Policy loans are stated at unpaid principal balance. The carrying amount approximates fair value since loans on policies have no defined maturity date and reduce the amount payable at death or at surrender of the contract.

Cash and cash equivalents include cash on hand and highly liquid debt instruments with a maturity of three months or less when purchased.

Other invested assets consist primarily of mortgage loans, joint ventures, and amounts due from brokers for unsettled sales. The cost method is used for other invested assets.

Net realized gains (losses) on investments

Net realized gains (losses) on investments are computed using the specific identification method. Costs of bonds and affiliated mutual funds are adjusted for impairments considered other-than-temporary and other losses on investments are included in “Net realized gains (losses) on investments.”

Deferred policy acquisition costs

Costs associated primarily with new insurance business that are deferred, to the extent such costs are deemed recoverable from future profits, are recorded as deferred policy acquisitions costs. Such costs include certain commissions, costs of policy issuance and underwriting, and certain variable field office expenses. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period. Deferred policy acquisition costs, for certain products, are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in “Accumulated other comprehensive income”.

For variable life and annuity investment-type products, deferred policy acquisition costs are amortized over the shorter of the expected average life of the contracts or thirty years, using a reversion to the mean approach of estimated gross profits arising principally from investment results, mortality and expense margins and surrender charges based on actual results and anticipated future experience, updated at the end of each accounting period. The average rate of assumed gross investment yield used in estimating expected gross profit was 6.56% to 7.00% at December 31, 2004. The effect

STATEMENT OF ADDITIONAL INFORMATION	B-59

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2004 (continued)

on the amortization of deferred policy acquisition costs of revisions to estimated gross profits is reflected in earnings in the period such estimated gross profits are revised.

For life insurance products, deferred policy acquisition costs are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods are for the estimated life of the policy.

Other assets

Other assets consist primarily of deferred, uncollected and unpaid premiums and reinsurance recoverables.

Accounts receivable

Accounts receivable consist primarily of fees receivable from separate accounts and commission income due.

Separate account assets and liabilities

Separate account assets and liabilities are reported at market value, and represent policyholder funds maintained in accounts having specific investment objectives. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are generally borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain separate account products. The investment results of separate accounts are reflected in separate account liabilities.

Future policy benefits and other policyholder liabilities

The methods and assumptions used to establish the Company’s reserve for future policy benefits and other policyholder liabilities are disclosed in Note 5, “Policyholders’ Liabilities”.

Insurance revenue and expense recognition

Insurance revenue and expenses consist of premiums and benefits. Premiums for term life and certain annuity insurance products are recognized as revenue when due and collected. The reserve for future policy benefits has been provided on a net-level premium method based upon estimated investment yields, mortality, and other assumptions which were appropriate at the time the policies were issued. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contract. This association is accomplished by the provision for future policy benefits and the deferral and amortization of policy acquisition costs.

Revenues for variable life and for individual and group variable annuity products consist of net investment income, cost of insurance and policy administration and surrender charges that have been earned and assessed against policyholder account balances during the period. Policy benefits and claims that are charged to expense include benefits and claims incurred in the period in excess of related policy account balances, maintenance costs and interest credited to policyholder account balances. The policyholder account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

Certain annuity contracts provide the holder a guarantee that the benefit received upon death will be no less than a minimum prescribed amount that is based upon net deposits to the contract, or the highest historical account value on a contract anniversary. The Company bears the risk that protracted under-performance of the financial markets could result in guaranteed minimum death benefits being higher than what accumulated policyholder account balances would support. At December 31, 2004 and 2003, the Company maintained reserves of $4 million and $7 million, respectively, representing the Company’s estimate of the extent to which guaranteed minimum death benefits exceed the accumulated policyholder account balances. The determination of this liability is based on models, which involve numerous estimates, and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender rate and mortality experience.

Income taxes

The Company records current and deferred income taxes. Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year.

B-60	STATEMENT OF ADDITIONAL INFORMATION

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2004 (continued)

Deferred income tax assets and liabilities are recognized based upon the difference between financial statement carrying amounts and the income tax basis of assets and liabilities using enacted income tax rates and laws.

Statutory accounting

Effective January 1, 2001, the National Association of Insurance Commissioners (NAIC) adopted the Codification of Statutory Accounting Principles (Codification) guidance, which replaces the current Accounting Practices and Procedures manual as the NAIC’s primary guidance on statutory accounting. Codification provides guidance for areas where statutory accounting has been silent and changes current statutory accounting in some areas (e.g., deferred income taxes are recorded).

Financial statements prepared in accordance with GAAP vary from financial statements prepared on a statutory basis (STAT) primarily because under STAT: 1) costs related to acquiring business, principally commissions and certain policy issue expenses, are charged to income in the year incurred; 2) life insurance and annuity reserves are based on statutory mortality and interest requirements, without consideration of withdrawals and company experience; 3) life insurance enterprises are required to establish a formula-based asset valuation reserve (“AVR”) by a direct charge to surplus to offset potential investment losses; 4) realized gains and losses resulting from changes in interest rates on fixed income investments are deferred in the interest maintenance reserve (“IMR”) and amortized into investment income over the remaining life of the investment sold; 5) bonds are carried principally at amortized cost; 6) certain reinsurance transactions are accounted for as reinsurance for statutory purposes and as financing transactions under GAAP, and assets and liabilities are reported net of reinsurance for statutory purposes and gross of reinsurance for GAAP; 7) certain “non-admitted assets” must be excluded under statutory reporting through a charge to surplus, 8) investments in common stock of the Company’s wholly-owned subsidiaries are accounted for using the equity method, where earnings of such subsidiaries are recognized in income only when dividends are declared, 9) annuity and certain insurance premiums are recognized as premium income and 10) deferred federal income taxes are provided for temporary differences between tax and book assets and liabilities as they are under GAAP except for deferred tax assets, which are admitted assets only if they are recoverable within one year. Non-admitted deferred tax assets are recorded in surplus. Changes in deferred tax balances are recorded in surplus. The effect on the financial statements of the Company from the differences between GAAP and STAT are material to the Company and are disclosed in Note 8.

Recent Accounting Pronouncements

In June 2002, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 146, “Accounting for Costs Associated with Exit or Disposal Activities.” SFAS No. 146 provides guidance related to accounting for costs associated with disposal activities covered by SFAS No. 144 or with exit or restructuring activities previously covered by Emerging Issues Task Force No. 94-3, “Liability Recognition for Certain Costs Incurred in a Restructuring.” SFAS No. 146 requires that costs related to exiting an activity or to a restructuring not be recognized until the liability is incurred. The Company has adopted SFAS No. 146 prospectively for exit or disposal activities initiated after December 31, 2002. The implementation of SFAS 146 had no material impact on the Company.

In November 2002, the FASB issued Interpretation (FIN) No. 45, “Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others.” FIN No. 45 expands existing accounting guidance and disclosure requirements for certain guarantees and requires the recognition of a liability for the fair value of certain types of guarantees issued or modified after December 31, 2002. The January 1, 2003 adoption of the Interpretation’s guidance did not have a material effect on the Company’s financial position.

In April 2003, the FASB issued Statement No. 133 Implementation Issue No. B36, “Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor Under Those Instruments.” Implementation Issue No. B36 indicates that a modified coinsurance arrangement (MODCO) and coinsurance with funds withheld (CFW) arrangements in which funds are withheld by the ceding insurer with interest paid to the assuming insurer based on a the ceding company’s return on certain of its investments, generally contains an embedded derivative feature that is not clearly and closely related to the host contract and should be bifurcated in accordance with the provisions of SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities.”

STATEMENT OF ADDITIONAL INFORMATION	B-61

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2004 (continued)

As permitted by SFAS No. 133, all contracts entered into prior to January 1, 1999 and not significantly modified since that date are exempt from the embedded derivative provisions of SFAS No. 133. Upon adoption, companies that have ceded insurance under existing MODCO or CFW arrangements may reclassify securities from the held-to-maturity and available-for-sale categories into the trading category without calling into question the intent of those companies to hold debt securities to maturity in the future. Those “taint-free” reclassifications are limited to the amount and type of securities related to the MODCO or CFW arrangements containing embedded derivatives. The Company adopted Implementation Issue No. B36 on October 1, 2003 and determined that the fair value of the applicable embedded derivatives was zero. Therefore, no cumulative effect of a change in accounting principle was recorded. Prospectively, the Company will record changes in fair value of the applicable embedded derivatives in net income. The Company determined that the fair value of applicable embedded derivatives was zero at December 31, 2004 and 2003. The Company did not reclassify any securities from available for sale to trading upon adoption of Implementation Issue No. B36.

In July 2003, the Accounting Standards Executive Committee (“AcSEC”) of the American Institute of Certified Public Accountants (“AICPA”) issued Statement of Position (“SOP”) 03-01, “Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts.” AcSEC has developed the SOP to address the evolution of product designs since the issuance of SFAS No. 60, “Accounting and Reporting by Insurance Enterprises,” and SFAS No. 97, “Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments” and the need for interpretative guidance to be developed in three areas: separate account presentation and valuation; the accounting recognition given sales inducements; and the classification and valuation of certain long-duration contract liabilities.

The most significant accounting implications of SOP 03-1 are as follows:

•	Establishing an additional liability for a variety of contracts and contract features, including guaranteed minimum death benefits (“GMDB”) and similar mortality benefits, annuitization benefits features, and no lapse guarantee features contained in variable and interest sensitive policies;

•	Reporting and measuring assets and liabilities of certain separate account products as general account assets and liabilities when specified criteria are not met;

•	Reporting and measuring the Company’s interest in its separate accounts as general account assets based on the insurer’s proportionate beneficial interest in the separate account’s underlying assets; and

•	Capitalizing sales inducements that meet specified criteria and amortizing such amounts over the life of the contracts using the same methodology as used for amortizing deferred acquisition costs (“DAC”).

The provisions of SOP 03-1 were effective for fiscal years beginning after December 15, 2003, and as such the Company adopted the SOP effective January 1, 2004. The effect of initially adopting this SOP was a charge of $2 million, net of taxes, reported as a “Cumulative effect of a change in accounting principles, net of taxes”, in the Consolidated Statements of Income and Comprehensive Income.

Upon adoption of SOP 03-1, the Company reclassified $238 million of separate account assets to the general account resulting in a $163 million increase in Bonds, available for sale and a $61 million increase in trading securities, a $11 million increase in cash and cash equivalents, a $1 million increase in preferred stock as well as a $2 million increase in investment income due and accrued. Similarly, upon adoption, $175 million of separate account liabilities were reclassified resulting in a $174 increase in Life and Annuity Reserves and a $1 million increase in other liabilities.

In December 2003, the FASB issued FASB Interpretation (“FIN”) No. 46(R), “Consolidation of Variable Interest Entities,” which revised the original FIN No. 46 guidance issued in January 2003. FIN No. 46(R) addresses whether certain types of entities, referred to as variable interest entities (“VIEs”), should be consolidated in a company’s financial statements. A VIE is an entity that either (1) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control the entity, the obligation to absorb the entity’s expected losses and the right to receive the entity’s expected residual returns) or (2) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE. An entity should consolidate a VIE if, as the primary beneficiary, it stands to absorb a majority of the VIE’s expected losses or to receive a majority of the VIE’s expected residual returns.

B-62	STATEMENT OF ADDITIONAL INFORMATION

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2004 (continued)

For a nonpublic entity, FIN 46(R) is effective January 1, 2004 for VIEs created after December 31, 2003 and January 1, 2005 for VIEs created before December 31, 2003. The Company adopted FIN 46(R) for VIEs created after December 31, 2003, which did not have a material effect on the Company’s consolidated financial position or results of operations. The adoption of FIN 46(R) for VIEs created before December 31, 2003 in 2005 is not expected to have a material effect on the Company’s consolidated financial position or results of operations.

In March 2004, the Emerging Issues Task Force (“EITF”) of the FASB reached a final consensus on Issue 03-1, “The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments.” This Issue establishes impairment models for determining whether to record impairment losses associated with investments in certain equity and debt securities. It also requires income to be accrued on a level-yield basis following an impairment of debt securities, where reasonable estimates of the timing and amount of future cash flows can be made. The Company’s policy is generally to record income only as cash is received following an impairment of a debt security. In September 2004, the FASB issued FSP EITF 03-1-1, which defers the effective date of a substantial portion of EITF 03-1 from the third quarter of 2004 until such time as FASB issues further implementation guidance, which is expected in 2005. The Company will continue to monitor developments concerning this Issue and is currently unable to estimate the potential effects of implementing EITF 03-1 on the Company’s consolidated financial position or results of operations.

Reclassifications:

Certain amounts in prior years have been reclassified to conform to the current year presentation.

3.  INVESTMENTS

Securities

The following tables provide additional information relating to the cost basis and estimated fair value of bonds, preferred stock and affiliated mutual funds as of December 31:

	(In millions)
	Amortized Cost	Gross Unrealized		Estimated Fair Value
December 31, 2004		Gains	(Losses)
U.S. Government	$6	$—	$—	$6
All other Government	28	1	—	29
States, Territories	12	—	—	12
Political Subdivisions	8	—	—	8
Special Revenue	44	—	—	44
Public Utilities	166	3	—	169
Industrial and Miscellaneous	1,789	45	(6)	1,828

Total Bonds	$2,053	$49	$(6)	$2,096

Preferred Stocks	8	—	—	8

Total Preferred Stocks	$8	$—	$—	$8

Affiliated Mutual Funds	13	7	—	20

Total Affiliated Mutual Funds	$13	$7	$—	$20

STATEMENT OF ADDITIONAL INFORMATION	B-63

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2004 (continued)

	(In millions)
	Amortized Cost	Gross Unrealized		Estimated Fair Value
December 31, 2003		Gains	(Losses)
U.S. Government	$4	$—	$—	$4
All other Government	22	1	—	23
States, Territories	12	—	—	12
Political Subdivisions	10	—	—	10
Special Revenue	56	—	—	56
Public Utilities	138	6	—	144
Industrial and Miscellaneous	1,355	63	(3)	1,415

Total Bonds	$1,597	$70	$(3)	$1,664

Affiliated Mutual Funds	10	7	—	17

Total Affiliated Mutual Funds	$10	$7	$—	$17

The amortized cost and estimated fair value of bonds as of December 31, 2004 by contractual maturity is shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations.

	Amortized Cost	Estimated Fair Value
	(In millions)
Due in one year or less	$311	$315
Due after one year through five years	1,273	1,301
Due after five years through ten years	310	318
Due after ten years	46	49
Sinking fund bonds, mortgage backed securities and asset backed securities	113	113

Total	$2,053	$2,096

Proceeds from sales and maturities of investments in bonds amounted to $394 million, $175 million and $173 million in 2004, 2003 and 2002, respectively. Gross gains of $4 million, $2 million and $2 million and gross losses of $1 million, $1 million and $6 million were realized on sales and prepayments of bonds in 2004, 2003 and 2002, respectively.

Proceeds from sales of investments in affiliated mutual funds amounted to $14 million in 2002. Gross gains of $5 million were realized on sales of affiliated mutual funds in 2002. There were no sales of affiliated mutual funds in 2004 or 2003.

Unrealized losses:

The Company’s investments’ gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position at December 31, 2004 and 2003 are as follows (in millions):

December 31, 2004	Less than 12 months		12 months or more		Total Investments in a Continuous Loss Position
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
U.S. Government	$2	$—	$—	$—	$2	$—
All Other Government	8	—	—	—	8	—
States, Territories	7	—	5	—	12	—
Political Subdivisions	—	—	8	—	8	—
Special Revenue	28	—	2	—	30	—
Public Utilities	39	—	1	—	40	—
Industrial and Miscellaneous	563	(4)	37	(2)	600	(6)

Total Bonds	$647	$(4)	$53	$(2)	$700	$(6)
Preferred Stocks	5	—	—	—	5	—

Total Preferred Stocks	$5	$—	$—	$—	$5	$—

Total Temporarily Impaired Securities	$652	$(4)	$53	$(2)	$705	$(6)

B-64	STATEMENT OF ADDITIONAL INFORMATION

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2004 (continued)

December 31, 2003	Less than 12 months		12 months or more		Total Investments in a Continuous Loss Position
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
U.S. Government	$—	$—	$—	$—	$—	$—
All other Government	—	—	—	—	—	—
States, Territories	12	—	—	—	12	—
Political Subdivisions	8	—	—	—	8	—
Special Revenue	36	—	—	—	36	—
Public Utilities	6	—	3	—	9	—
Industrial and Miscellaneous	154	(2)	8	(1)	162	(3)

Total Bonds	$216	$(2)	$11	$(1)	$227	$(3)

Total Temporarily Impaired Securities	$216	$(2)	$11	$(1)	$227	$(3)

The Company’s investment portfolio includes individual securities which are in an unrealized loss position and have not been recognized as other than temporary impairments. There were twenty nine securities in an unrealized loss position for greater than 12 months with a book value of $55 million and a fair value of $53 million as of December 31, 2004. There were eight securities in an unrealized loss position for greater than 12 months with a book value of $12 million and a fair value of $ 11 million as of December 31, 2003.

In reaching the conclusion that these impairments are not other-than temporary, management considered many factors including: duration and severity of impairment, cash flow, investment sector stability, credit worthiness, financial condition of issuer, and intent and ability to hold to allow for recovery in value.

Special Deposits

Assets of $4 million at December 31, 2004 and 2003 were on deposit with governmental authorities or trustees as required by certain insurance laws. These amounts are included in “Bonds” in the Consolidated Balance Sheets.

Repurchase Agreements

The Company has entered into repurchase agreements whereby securities will be resold at a specified date and price. Assets of $38 million and $132 million are included in the Consolidated Balance Sheets as cash and cash equivalents as of December 31, 2004 and 2003, respectively, and are subject to repurchase. The Company’s policy requires a minimum of 102% of the fair value of the borrowed securities as collateral, calculated on a daily basis, in the form of either cash or securities.

Investment Income and Investment Gains and Losses

Net investment income arose from the following sources for the years ended December 31:

	2004	2003	2002
	(In millions)
Bonds	$87	$78	$54
Affiliated mutual funds	5	1	2
Policy loans	4	5	5
Cash equivalents and short term investments	2	3	1

Gross investment income	98	87	62
Less: Investment expenses	(2)	(2)	(2)

Net investment income	$96	$85	$60

STATEMENT OF ADDITIONAL INFORMATION	B-65

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2004 (continued)

Net realized gains (losses) on investments for the years ended December 31 were from the following sources:

	2004	2003	2002
	(In millions)
Bonds	$2	$1	$(21)
Trading Securities	1	2	(1)

Net realized gains (losses) on investments	$3	$3	$(22)

During 2002 the Company recorded losses for investments that have experienced a decline in value considered to be other than temporary in the amount of $17 million. No such losses were recorded in 2004 and 2003.

Accumulated Other Comprehensive Gain (Loss) Income

Accumulated other comprehensive gain (loss) income consists of net unrealized investment gains (losses) on securities available for sale. Changes in this amount include reclassification adjustments to avoid double-counting in comprehensive income items that are included as part of net income for a period that also had been a component of “Other comprehensive income” in earlier periods.

The amounts for the years ended December 31 are as follows:

	Unrealized Gains (Losses) on Investments	Impact of Unrealized (Losses) Gains on Deferred Policy Acquisition Costs	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related to Net Unrealized Investment Gains (Losses)
	(In millions)
Balance, December 31, 2001	$13	$(7)	$(2)	$4
Net unrealized investments gains (losses) on investments arising during period	28	—	(10)	18
Reclassification adjustments for (losses) included in net income	(1)	—	—	(1)
Impact of net unrealized investment (gains) on deferred policy acquisition costs	—	(14)	5	(9)

Balance, December 31, 2002	40	(21)	(7)	12
Net unrealized investments gains (losses) on investments arising during period	31	—	(11)	20
Reclassification adjustments for gains included in net income	1	—	—	1
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	—	(14)	5	(9)

Balance, December 31, 2003	72	(35)	(13)	24
Net unrealized investments gains (losses) on investments arising during period	(44)	—	15	(29)
Reclassification adjustments for gains included in net income	15	—	(5)	10
Impact of net unrealized investment losses (gains) on deferred policy acquisition costs	—	13	(4)	9

Balance, December 31, 2004	$43	$(22)	$(7)	$14

B-66	STATEMENT OF ADDITIONAL INFORMATION

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2004 (continued)

4.  DEFERRED POLICY ACQUISITION COSTS (“DAC”)

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31 are as follows:

	2004	2003	2002
	(In millions)
Balance, beginning of year	$321	$320	$403
Capitalization of deferrable expenses	55	94	81
Amortization	(90)	(108)	(180)
Change in unrealized investment gains (losses), net	13	(14)	(14)
Interest on DAC	30	29	30

Balance, end of year	$329	$321	$320

During 2004, the Company recorded $11 million of additional annuitizations reflecting lower estimates due to increased level of amortization of deferred annuity contracts.

During 2003, the Company recorded $22 million of additional amortization reflecting lower estimates of expected profitability on certain variable annuity and life products primarily due to increased long term lapse rate assumptions.

During 2002, the Company recorded $102 million of additional amortization reflecting lower estimates of expected profitability on certain variable annuity and life products due to decreased market returns and declines in asset value on which fees are based.

5.  POLICYHOLDERS’ LIABILITIES

The balances of future policy benefits and policyholders’ account balances and separate account liabilities at December 31 are follows:

	2004	2003
	(In millions)
Future policy benefits
Life insurance	$24	$16
Annuities	284	164

Future policy benefits	308	180

Policyholders’ account balances
Individual annuities	1,515	1,495
Group annuities	261	89
Variable life	85	85

Policyholders’ account balances	1,861	1,669

Total future policy benefits and policyholders’ account balances	$2,169	$1,849

Separate account liabilities
Individual annuities	4,436	4,278
Group annuities	2,525	2,878
Variable life	542	510

Total separate account liabilities	$7,503	$7,666

STATEMENT OF ADDITIONAL INFORMATION	B-67

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2004 (continued)

The following table highlights the key assumptions generally utilized in calculating liabilities for future policy benefits:

Product	Mortality	Interest Rate	Estimation Method
Life insurance	Based on Company’s experience, established at issue	4.00%	Present value of future benefit payments and related expenses, less the present value of future net premiums
Individual and immediate annuities	SA, 1971, 1983a, A2000 mortality tables with certain modifications	4.00%	Present value of expected future payments based on historical experience

Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses and to recover any unamortized policy acquisition costs. The Company had no premium deficiency reserves as of December 31, 2004 and 2003.

Policyholders’ account balances for investment-type contracts represent an accumulation of gross premium payments plus credited interest less withdrawals, expenses and mortality charges. The carrying value approximates fair value.

Certain contract provisions that determine the policyholders’ account balances are as follows:

Product	Credited Fixed Interest Rates	Withdrawal/Surrender Charges
Individual annuities	3.10% to 4.10%	Declining to zero over 4 to 7 years.
Group annuities	2.50% to 6.60%	Contractually agreed upon rates, declining to zero over a maximum of 9 years.
Variable life	4.00%	Declining to zero over 10 to 15 years.

Guaranteed Minimum Benefits

At December 31, 2004, the Company had variable annuity contracts with guarantees. For guarantees of amounts in the event of death, the net amount at risk is defined as the current guaranteed minimum death benefit (“GMDB”) in excess of the current account balance at the Consolidated Balance Sheet date.

The Company issues certain variable annuity contracts with GMDB features that guarantee either:

a)	Return of deposits: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals).

b)	Ratchet: the benefit is greatest of the current account value, premiums paid (adjusted for withdrawals), or the highest account value on any contractually specified anniversary up to contractually specified ages (adjusted for withdrawals).

The following chart provides the account value, net amount at risk and average attained age of contractholders at December 31, 2004 for GMDB’s ($ in millions):

In the Event of Death (GMDB)
Account Value	$5,517
Net amount at risk	$417
Average attained age of contractholders	61

B-68	STATEMENT OF ADDITIONAL INFORMATION

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2004 (continued)

The following summarizes the liabilities for guarantees on variable contracts reflected in the general account in future policy benefits in the accompanying Balance Sheet in (in millions):

Balance at January 1, 2004	$9
Incurred guarantee benefits	(1)
Paid guarantee benefits	(4)

Balance at December 31, 2004	$4

The GMDB liability is determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. Changes in the GMDB liability is recorded in policyholder benefits in the Company’s Consolidated Statements of Income and Comprehensive Income. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the GMDB liability at December 31, 2004:

•	Data used was 1,000 stochastically generated investment performance scenarios.

•	Mean investment performance assumption was 8.25%.

•	Volatility assumption was 14.00% standard duration.

•	Mortality was assumed to be 90% of the Annuity 2000 table.

•	The base annual lapse rate used in the Company’s analysis was 13%. For the contracts, where the ratio of GMDB to the Account Value is greater than 100%, but less than 120%, the Company assumed a lapse rate equal to 90% of the base annual lapse rate. For the contracts where the GMDB to the Account Value exceeds 120%, the Company assumed a lapse ratio of 70% of the base annual lapse rate. The Company used 6.5% interest rate and a 2000a mortality table with a 50/50 male/female blend using the pivot age of 65 for the present value calculations.

•	Discount rate was 5%.

The aggregate fair value of assets, (including the general and separate account fund options), held by variable annuity products that are subject to GMDB benefits and guarantees at December 31, 2004 was $5,498 million.

6.  REINSURANCE

The Company participates in reinsurance in order to provide greater diversification of business, provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. The Company has entered into cession agreements on a coinsurance, modified coinsurance and yearly renewable term basis with affiliated and non-affiliated companies. Ceded balances would represent a liability to the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable there from, recording an allowance when necessary for uncollectible reinsurance. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period.

The following indicates the volume of reinsurance amounts on total premiums included in the Consolidated Statements of Income and Comprehensive Income for the years ended December 31:

	2004	2003	2002
	(In millions)
Short-duration contracts:
Direct premiums
Reinsurance ceded	$3	$4	$5

Premiums	$3	$4	$5

STATEMENT OF ADDITIONAL INFORMATION	B-69

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2004 (continued)

	2004	2003	2002
	(In millions)
Long-duration contracts:
Direct premiums
Reinsurance ceded	$75	$81	$92

Premiums	$75	$81	$92

Reinsurance recoverables in the Company’s Consolidated Balance Sheets at December 31 were as follows:

	2004	2003
	(In millions)

Life insurance	$5	$4

	$5	$4

7.  FEDERAL INCOME TAXES

The Company and its wholly owned subsidiaries, PAS and GIS, are included in the consolidated federal income tax return with Guardian Life and with certain of its domestic insurance and non-insurance subsidiaries. The consolidated income tax liability is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that each member of the group is allocated its share of the consolidated tax provision or benefit, determined generally on a separate company basis, but may, where applicable, recognize the tax benefits of net operating losses or capital losses utilizable in the consolidated group. Intercompany tax balances are settled quarterly on an estimated basis with a final settlement within 30 days of filing of the consolidated return.

The Company recognizes deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Deferred tax assets and liabilities are determined based on the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect on tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. A valuation allowance is recorded if it is more likely than not that any portion of the deferred tax asset will not be realized.

The components of income tax (benefit) for the years ended December 31 were as follows:

	2004	2003	2002
	(In millions)
Federal income tax (benefit):
Current tax	$(4)	$(14)	$(31)
Deferred tax	(6)	—	(27)

Total	$(10)	$(14)	$(58)

The Company’s income tax (benefit) expense differs from the amount computed by applying the expected federal income tax rate of 35% to income from continuing operations before income taxes for the following reasons:

	2004	2003	2002
	(In millions)

Expected taxes on pre-tax income (loss)	$1	$(4)	$(47)
Permanent adjustments:
Dividends received deduction	(11)	(12)	(10)
True-up of deferred tax on bonds	—	2	—
Other	—	—	(1)

Total income tax (benefit)	$(10)	$(14)	$(58)

B-70	STATEMENT OF ADDITIONAL INFORMATION

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2004 (continued)

Deferred tax assets and liabilities at December 31 resulted from the items listed in the following table:

	2004	2003
	(In millions)
Deferred tax assets:
Separate account allowances	$22	$26
DAC Proxy	25	22
Reserves	3	—

Gross deferred tax assets	50	48

Deferred tax liabilities:
DAC	122	125
Reserves	—	3
Investments	4	10
Other	2	1

Gross deferred tax liabilities	128	139

Net deferred tax liability	$78	$91

Management has concluded that the net deferred income tax asset is more likely than not to be realized; therefore, no valuation allowance has been provided.

At December 31, 2004, the Company did not have any unused net operating loss carryforwards available to offset against future taxable income.

The Company’s Federal income tax returns are routinely examined by the Internal Revenue Service (“Service”) and provisions are made in the financial statements in anticipation of the results of these audits. The Service has completed all examinations of the consolidated federal income tax returns through 1998. There were no material effects on the Company’s consolidated results of operations as a result of these audits. The Service has begun its examinations of 1999 through 2002 taxable years. Management believes that sufficient provisions have been made for potential adjustments.

8.  STATUTORY CAPITAL AND SURPLUS AND INCOME

Applicable insurance department regulations require that the Company prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the Delaware Department of Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefits using different actuarial and interest assumptions, limiting deferred taxes, and valuing securities on a different basis.

Under the Delaware Insurance Law, the maximum amounts of distributions which can be made to the Company’s parent in any given year, without prior approval by the Delaware Commissioner of Insurance, is equal to the greater of (i) 10% of the Company’s surplus as of December 31 of the preceding calendar year, or (ii) the net gain from operations for the preceding calendar year (excluding realized investment gains). Any dividends paid, whether or not in excess of the aforementioned threshold, from a source other than statutory earned surplus also requires the prior approval of the Delaware Commissioner of Insurance. At December 31, 2004, the maximum amount of dividends the Company could pay The Guardian in 2005 without prior approval from the state insurance regulatory authorities is $23 million.

STATEMENT OF ADDITIONAL INFORMATION	B-71

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2004 (continued)

The following reconciles the consolidated GAAP net income of the Company to statutory net income as reported to the regulatory authorities for the year ended:

	2004	2003	2002
	(In millions)
Consolidated GAAP net income (loss)	$10	$4	$(77)
Adjustments to reconcile to statutory basis:
Statutory net (income) loss of subsidiaries	(2)	2	8
Change in deferred policy acquisition costs	5	(16)	66
Re-estimation of future policy benefits	2	(2)	(13)
Reinsurance	4	(4)	(4)
Deferred federal income tax benefit	(6)	(1)	(25)
Amortization of interest maintenance reserve	—	(1)	(1)
Transfer to interest maintenance reserve	(1)	(1)	3
Cumulative effect of a change in accounting principles, net of tax	2	—	—
Other, net	—	6	3

Statutory net income (loss)	$14	$(13)	$(40)

The following reconciles the consolidated GAAP stockholder’s equity of the Company to statutory capital and surplus as reported to the regulatory authorities as of December 31:

	2004	2003	2002
	(In millions)
Consolidated GAAP stockholder’s equity	$488	$488	$452
Add (deduct) cumulative effect of adjustments:
Deferred policy acquisition costs	(329)	(321)	(320)
Deferred software costs	—	(1)	(14)
Asset valuation reserve	(16)	(12)	—
Re-estimation of future policy benefits	(40)	(47)	(57)
Establishment of deferred income tax liability, net	78	91	85
Unrealized gains on investments	(43)	(72)	(45)
Separate account allowances	57	60	72
Other liabilities	24	25	23
Deferred premiums	2	2	3
Other, net	10	9	11

Statutory capital and surplus	$231	$222	$210

9.  FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair values presented below have been determined using available information and valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Accordingly, such estimates presented may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. For all other financial instruments presented in the table below, the carrying value approximates estimated fair value.

Bonds, Preferred Stocks and Affiliated Mutual Funds

For bonds, preferred stocks and affiliated mutual funds other than private placements, estimated fair value is based on quoted market prices or estimates from independent services. Fair value for private placements securities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. The fair value of certain non-performing private placement securities is based on amounts estimated by management.

B-72	STATEMENT OF ADDITIONAL INFORMATION

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2004 (continued)

Trading Securities

Trading securities are primarily investments in affiliated mutual funds which are carried at fair value. Change in fair value of these affiliated mutual funds are reported in Net realized gain (losses) on investment in the Consolidated Statements of Income and Comprehensive Income.

Policy Loans

The estimated fair value of policy loans approximate the carrying amount since loans on policies have no defined maturity date and reduce the amount payable at death or at surrender of the contract.

Future Policy Benefits and Policyholders’ Account Balances

Future policy benefits estimated fair value are derived using discounted projected cash flows, based on interest rates being offered for similar contracts, with maturities consistent with those remaining for the contracts being valued.

Policyholders’ account balances for investment-type contracts represent an accumulation of gross premium payments plus credited interest less withdrawals, expenses and mortality charges. Carrying value approximates fair value.

The following table discloses the carrying amounts and estimated fair values of the Company’s financial instruments at December 31:

	2004		2003
	Carrying Amount	Estimated Fair Value	Carrying Amount	Estimated Fair Value
	(In millions)
Financial assets:
Bonds, available for sale	$2,096	$2,096	$1,664	$1,664
Affiliated mutual funds	20	20	17	17
Trading securities	77	77	15	15
Preferred stocks	8	8	—	—
Policy loans	84	84	84	84
Cash and cash equivalents	137	137	295	295
Separate account assets	7,503	7,503	7,731	7,731

Financial liabilities:
Future policy benefits	308	308	180	180
Policyholders’ account balances	9,364	9,364	9,335	9,335

10.  RELATED PARTY TRANSACTIONS

The Company is billed by The Guardian for all compensation and related employee benefits for those employees of The Guardian who are engaged in the Company’s business and for the Company’s use of The Guardian’s centralized services and agency force. The amounts charged for these services amounted to $140 million in 2004, $138 million in 2003 and $139 million in 2002, and, in the opinion of management, were considered appropriate for the services rendered.

A significant portion of the Company’s separate account assets is invested in affiliated mutual funds. Each of these funds has an investment advisory agreement with the Company, except for the Baillie Gifford International Growth Fund, the Baillie Gifford Emerging Markets Fund, The Guardian Baillie Gifford International Growth Fund and The Guardian Baillie Gifford Emerging Markets Fund.

STATEMENT OF ADDITIONAL INFORMATION	B-73

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2004 (continued)

The separate account assets invested in affiliated mutual funds as of December 31 are as follows:

	2004	2003
	(In millions)
The Guardian Stock Fund	$1,261	$1,455
The Guardian VC 500 Index Fund	82	61
The Guardian VC Allocation Fund	27	23
The Guardian High Yield Bond Fund	32	26
The Guardian Low Duration Bond Fund	16	3
The Guardian Bond Fund	340	379
The Guardian Cash Fund	235	356
The Baillie Gifford International Growth Fund	190	194
The Baillie Gifford Emerging Markets Fund	74	55
The Guardian Small Cap Stock Fund	191	185
The Guardian Park Avenue Fund	210	238
The Guardian Park Avenue Small Cap Fund	70	64
The Guardian Asset Allocation Fund	34	34
The Guardian Baillie Gifford International Growth Fund	13	10
The Guardian Baillie Gifford Emerging Markets Fund	37	28
The Guardian Investment Quality Bond Fund	46	55
The Guardian High Yield Bond Fund	8	7
The Guardian Cash Management Fund	194	249

	$3,060	$3,422

The Company maintains investments in trading securities and affiliated mutual funds. These investments as of December 31 are as follows:

	2004	2003
	(In millions)
Trading Securities:
The Guardian Park Avenue Small Cap Fund	$3	$3
The Guardian Asset Allocation Fund	3	2
The Guardian Baillie Gifford International Growth Fund	2	2
The Guardian Baillie Gifford Emerging Markets Fund	2	2
The Guardian Investment Quality Bond Fund	2	2
The Guardian High Yield Bond Fund	2	2
The Guardian Cash Management Fund	2	2
The Guardian Cash Fund	61	—

Trading Securities	77	15

Affiliated Mutual Funds:
The Guardian Small Cap Stock Fund	20	17

Affiliated Mutual Funds	20	17

Total Trading Securities and Affiliated Mutual Funds	$97	$32

B-74	STATEMENT OF ADDITIONAL INFORMATION

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors of

The Guardian Insurance & Annuity Company, Inc.:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income and comprehensive income, of changes in stockholder’s equity and of cash flows present fairly, in all material respects, the financial position of The Guardian Insurance & Annuity Company, Inc. and its subsidiaries (the “Company”) at December 31, 2004 and 2003, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2004 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the consolidated financial statements, effective January 1, 2004, the Company adopted Statement of Position 03-01, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts, and Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities Implementation Issue No. B36, Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor Under Those Instruments.

March 16, 2005

STATEMENT OF ADDITIONAL INFORMATION	B-75

PART C. OTHER INFORMATION

Item 24.	Financial Statements and Exhibits

(a)	The following financial statements are included in Part B:

(1)	The Guardian Separate Account D:

Statement of Assets and Liabilities as of December 31, 2004

Statement of Operations for the Year Ended December 31, 2004

Statements of Changes in Net Assets for the Two Years Ended December 31, 2004 and 2003 Notes to Financial Statements

Report of PricewaterhouseCoopers LLP, Independent Accountants

(2)	The Guardian Insurance & Annuity Company, Inc.:

Consolidated Balance Sheets as of December 31, 2004 and 2003

Consolidated Statements of Income and Comprehensive Income for the Three Years Ended December 31, 2004, 2003 and 2002

Consolidated Statements of Changes in Stockholder’s Equity for the Three Years Ended December 31, 2004, 2003 and 2002

Consolidated Statements of Cash Flow for the Three Years Ended December 31, 2004, 2003 and 2002

Notes to Statutory Basis Financial Statements Report of PricewaterhouseCoopers LLP, Independent Accountants

(b)	Exhibits

Number	Description
1	Resolutions of the Board of Directors of The Guardian Insurance & Annuity Company, Inc. establishing Separate Account D (1)

2	Not Applicable

3	Underwriting and Distribution Contracts:

(a) Distribution and Service Agreement between The Guardian Insurance & Annuity Company, Inc. and Guardian Investor Services Corporation, as amended (1)

(b) Form of Broker-Dealer Supervisory and Service Agreement (1)

4	Specimen of Variable Annuity Contract (1)

5	Form of Application for Variable Annuity Contract (1)

6	(a) Certificate of Incorporation of The Guardian Insurance & Annuity Company, Inc., as amended (1)(3)

(b) By-laws of The Guardian Insurance & Annuity Company, Inc. (1)

7	Automatic Indemnity Reinsurance Agreement between The Guardian Insurance & Annuity Company, Inc. and The Guardian Life Insurance Company of America, as amended (1)

8	Amended and Restated Agreement for Services and Reimbursement Therefor, between The Guardian Life Insurance Company of America and The Guardian Insurance & Annuity Company, Inc. (1)

9	Opinion and Consent of Counsel (1)

10	Consent of PricewaterhouseCoopers LLP (5)

11	Not Applicable

12	Not Applicable

13	Powers of Attorney executed by a majority of the Board of Directors and principal officers of The Guardian Insurance & Annuity Company, Inc. (2)(3)(4)

1.	Incorporated by reference to the Registration Statement on Form N-4 (Reg. 33-31755), as previously filed on April 24, 1998.
2.	Incorporated by reference to the Registration Statement on Form N-4 (33-31755), as previously filed on April 21, 2000. Powers of Attorney for Messrs. Sargent, Ferrara, Jones, Kane, Dutter, Futia, Hutchings and Warren.
3.	Incorporated by reference to the Registration Statement on Form N-4 (Reg. No. 33-31755), as previously filed on April 27, 2001. Powers of Attorney for Messrs. de Palo and Manning.
4.	Incorporated by reference to the Registration Statement on Form N-4 (Reg. No. 33-31755), as previously filed on April 26, 2002. Powers of Attorney for Messrs. Lenderink and Caruso.
5.	Filed herewith.

Item 25.	Directors and Officers of the Depositor

The following is a list of directors and officers of The Guardian Insurance & Annuity Company, Inc. (“GIAC”), the depositor of the Registrant. The principal business address of each director and principal officer is 7 Hanover Square, New York, New York 10004.

Name	Positions with GIAC
Dennis J. Manning	Chairman, Chief Executive Officer and Director
Bruce C. Long	President and Director
Armand M. de Palo	Director
Gary B. Lenderink	Director
Joseph A. Caruso	Senior Vice President, Corporate Secretary and Director
Charles G. Fisher	Senior Vice President and Actuary
Frank L. Pepe	Senior Vice President and Controller
Richard T. Potter, Jr.	Senior Vice President and Counsel
Dennis P. Mosticchio	Vice President, Group Pensions
Donald P. Sullivan, Jr.	Senior Vice President, Administration
Peggy L. Coppola	Senior Vice President, Equity Business Development
Robert E. Broatch	Director
Thomas G. Sorell	Executive Vice President and Chief Investment Officer
Richard A. Cumiskey	Senior Vice President & Compliance Officer
James Consolati	Vice President, Retirement Services

Item 26.	Persons Controlled by or under Common Control with Registrant

The following entities at the left margin set forth the entities directly controlled by The Guardian Life Insurance Company of America (“Guardian Life”), the parent company of GIAC, the Registrant’s depositor, as of February 28, 2005. Those entities which are indented under another entity are subsidiaries of that entity and, therefore, indirect subsidiaries of Guardian Life.

Name	State of Incorporation or Organization	Percent of Voting Securities Owned
The Guardian Insurance & Annuity Company, Inc.	Delaware	100%
Guardian Investor Services LLC	New York	100%
Guardian Baillie Gifford Limited	Scotland	51%
Park Avenue Securities LLC	Delaware	100%

Berkshire Life Insurance Company of America	Massachusetts	100%

Guardian Trust Company, FSB	Federal Savings Bank	100%

Park Avenue Life Insurance Company	Delaware	100%
Family Service Life Insurance Company	Texas	100%
Sentinel American Life Insurance Company	Texas	100%

Managed Dental Care	California	100%

Private Healthcare Systems, Inc.	Delaware	25% of Class A 14.75% of Class B

First Commonwealth, Inc.	Delaware	100%

First Commonwealth Limited Health Services Corporation	Illinois	100%

First Commonwealth Limited Health Services Corporation	Wisconsin	100%
First Commonwealth of Illinois, Inc.	Illinois	100%
First Commonwealth Reinsurance Company	Arizona	100%
First Commonwealth of Missouri, Inc.	Missouri	100%
First Commonwealth Limited Health Service Corporation of Michigan	Michigan	100%
Smileage Dental Services, Inc.	Wisconsin	100%
First Commonwealth Insurance Company	Illinois	100%
First Commonwealth Health Services Corporation	Illinois	n/a

Managed DentalGuard, Inc.	New Jersey	100%

Managed DentalGuard, Inc.	Texas	100%

Innovative Underwriters, Inc.	New Jersey	100%
Innovative Underwriters of Hawaii, Inc.	Hawaii	100%

Hanover Acquisition LLC	Delaware	100%

The Guardian Tax-Exempt Fund	Massachusetts	88.22%
The Guardian Baillie Gifford International Growth Fund	Massachusetts	28.59%
The Guardian Investment Quality Bond Fund	Massachusetts	38.99%
The Guardian Park Avenue Small Cap Fund	Massachusetts	31.54%
The Guardian Baillie Gifford Emerging Markets Fund	Massachusetts	45.09%
The Guardian High Yield Bond Fund	Massachusetts	72.13%
The Guardian Low Duration Bond Fund	Massachusetts	90.47%
The Guardian Small Cap Stock Fund	Maryland	54.03%
The Guardian VC Asset Allocation Fund	Maryland	51.06%
The Guardian Asset Allocation Fund	Massachusetts	11.60%
The Guardian VC 500 Index Fund	Maryland	44.85%
The Guardian VC High Yield Bond Fund	Maryland	48.76%
The Guardian VC Low Duration Bond Fund	Maryland	31.94%
The Guardian S&P 500 Index Fund	Massachusetts	12.05%
The Guardian Park Avenue Fund	Massachusetts	13.28%

The Guardian UBS Large Cap Value Fund	Massachusetts	94.99%
The Guardian UBS Small Cap Value Fund	Massachusetts	90.91%
The Guardian UBS VC Large Cap Value Fund	Maryland	85.81%
The Guardian UBS VC Small Cap Value Fund	Maryland	50.76%

The following list sets forth the entities directly controlled by GIAC for the benefit of various contract holders and, thus, indirectly controlled by Guardian Life, as of February 28, 2005:

Name	Place of Incorporation or Organization	Approximate Percentage of Voting Securities Owned by GIAC
The Guardian Cash Fund, Inc.	Maryland	100%
The Guardian Bond Fund, Inc.	Maryland	100%
The Guardian Variable Contract Funds, Inc.	Maryland	100%
GIAC Funds, Inc.	Maryland	100%

Item 27.	Number of Contract owners

Type of Contract	As of February 28, 2005
Individual (Non-Qualified)	15,665
Individual (Qualified)	26,922
Group (Qualified)	193

Total	42,780

Item 28.	Indemnification

The By-Laws of The Guardian Insurance & Annuity Company, Inc. provide that the Company shall, to the fullest extent legally permissible under the General Corporation Law of the State of Delaware, indemnify and hold harmless officers and directors of the Corporation for certain liabilities reasonably incurred in connection with such person’s capacity as an officer or director.

The Certificate of Incorporation of the Corporation includes the following provision:

No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law; (iii) under Section 164 of the Delaware General Corporation Law, or (iv) for any transaction for which the director derived an improper personal benefit.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.	Principal Underwriters

(a) Guardian Investor Services LLC (“GIS”) is the principal underwriter of the Registrant’s variable annuity contracts and it is also the principal underwriter of shares of The Guardian Bond Fund, Inc.; The Guardian Variable Contract Funds, Inc., a series fund consisting of the following series: The Guardian Stock Fund, The Guardian VC Asset Allocation Fund, The Guardian VC High Yield Bond Fund, The Guardian VC Low Duration Bond Fund, The Guardian VC 500 Index Fund, The Guardian UBS Large Cap Value Fund and The Guardian UBS Small Cap Value Fund; The Guardian Cash Fund, Inc.; The Park Avenue Portfolio, a series trust consisting of the following series: The Guardian Cash Management Fund, The Guardian Park Avenue Fund, The Guardian Investment Quality Bond Fund, The Guardian High Yield Bond Fund, The Guardian Low Duration Bond Fund, The Guardian Tax-Exempt Fund, The Guardian Asset Allocation Fund, The Guardian S&P 500 Index Fund, The Guardian Park Avenue Small Cap Fund, The Guardian Baillie Gifford International Fund, The Guardian Baillie Gifford Emerging Markets Fund, The Guardian UBS Large Cap Value Fund and The Guardian UBS Small Cap Value Fund; and GIAC Funds, Inc. a series fund consisting of Baillie Gifford International Fund, Baillie Gifford Emerging Markets Fund and The Guardian Small Cap Stock Fund. All of the aforementioned funds and the series trust are registered with the SEC as open-end management investment companies under the Investment Company Act of 1940, as amended (“1940 Act”). In addition, GIS is the distributor of variable annuity and variable life insurance contracts currently offered by GIAC through its separate accounts, The Guardian/Value Line Separate Account, The Guardian Separate Account A, The Guardian Separate Account B, The Guardian Separate Account C, The Guardian Separate Account D, The Guardian Separate Account E, The Guardian Separate Account F, The Guardian Separate Account K, The Guardian Separate Account M, The Guardian Separate Account N, The Guardian Separate Account Q, The Guardian Separate Account R, Separate Account 1 and Separate Account 2 which are all registered as unit investment trusts under the 1940 Act.

(b) The following is a list of directors and principal officers of GIS. The principal business address of each person is 7 Hanover Square, New York, New York 10004.

Name	Position(s) with GIS
Bruce C. Long	President & Director
Gary B. Lenderink	Director
Armand M. dePalo	Director
Frank L. Pepe	Senior Vice President and Controller
Richard T. Potter, Jr.	Senior Vice President and Counsel
Donald P. Sullivan, Jr.	Senior Vice President, Equity Administration
Joseph A. Caruso	Senior Vice President, Corporate Secretary and Director
Peggy L. Coppola	Vice President, Equity Business Development
William D. Ford	Vice President and National Accounts Director
Keith E. Roddy	Senior Vice President and National Sales Director
Dennis J. Manning	Director
Robert E. Broatch	Director
Thomas G. Sorell	Executive Vice President and Chief Investment Officer
Richard A. Cumiskey	Senior Vice President and Compliance Officer
Leslie A. Barbi	Managing Director
James Consoladi	Vice President, Retirement Services
Thomas M. Donohue	Managing Director
William D. Ford	Vice President & National Accounts Manager
Peter T. Joyce	Vice President, Internal Sales
John B. Murphy	Managing Director
Robert A. Reale	Managing Director
Peter M. Quinn	Vice President, Retirement Sales

(c) GIS, as the principal underwriter of the Registrant’s variable annuity contracts received, either directly or indirectly, the following commissions or other compensation from the Registrant during the last fiscal year.

Net Underwriting Discounts and Commissions	Compensation on Redemption or Annuitization	Brokerage Commission	Compensation
N/A	N/A	N/A	N/A

Item 30.	Location of Accounts and Records

Most of the Registrant’s accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated there under are maintained by GIAC, the depositor, at its Customer Service Office, 3900 Burgess Place, Bethlehem, Pennsylvania 18017. Documents constituting the Registrant’s corporate records are also maintained by GIAC but are located at its Executive Office, 7 Hanover Square, New York, New York 10004.

Item 31.	Management Services

None.

Item 32.	Undertakings

(a) The Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payment under the variable annuity contracts may be accepted.

(b) The Registrant hereby undertakes to include, as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information.

(c) The Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d) The Depositor, GIAC, hereby undertakes and represents that the fees and charges deducted under the contract, in the aggregate are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by GIAC.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, The Guardian Separate Account D certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on the 26th day of April, 2005.

The Guardian Separate Account D
(Registrant)

By:	THE GUARDIAN INSURANCE & ANNUITY
COMPANY, INC.
(Depositor)

By:	/s/ Bruce C. Long
Bruce C. Long
Executive Vice President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following directors and principal officers of The Guardian Insurance & Annuity Company, Inc. in the capacities and on the date indicated.

/s/ DENNIS J. MANNING * Dennis J. Manning (Principal Executive Officer)	Chairman, Chief Executive Officer and Director

/s/ FRANK L. PEPE Frank L. Pepe (Principal Accounting Officer)	Vice President and Controller

/s/ BRUCE C. LONG Bruce C. Long	Executive Vice President and Director

/s/ ARMAND M. de PALO * Armand M. de Palo	Director

Director
Robert E. Broatch

/s/ JOSEPH A. CARUSO* Joseph A. Caruso	Senior Vice President, Corporate Secretary and Director

/s/ GARY B. LENDERINK* Gary B. Lenderink	Director

By	/s/ BRUCE C. LONG Bruce C. Long	Date: April 26, 2005
Executive Vice President

*	Pursuant to a Power of Attorney

Exhibit Index

Number	Description
10(a)	Consent of PricewaterhouseCoopers LLP